SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/_/ Confidential, For Use of the Commission Only (as permitted
    By Rule 14a-6(e)(2))



                             RARE MEDIUM GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee Required.
/ / Fee Computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

5) Total fee paid:

   _____________________________________________________________________________

/_/ Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing Party: ___________________________________________________________

    4) Date Filed: _____________________________________________________________

                             RARE MEDIUM GROUP, INC.
                          44 W. 18th Street, 6th Floor
                            New York, New York 10011

                                                    July 12, 1999
Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Rare Medium Group, Inc. (the "Company"), to be held in the ballroom at the Masonic Hall located at 71 West 23rd Street, New York, NY 10010 on August 19, 1999, at 9:30 a.m., local time.

     At the Annual Meeting, you will be asked to consider and act upon the following matters: (i) the election of five (5) directors; (ii) the approval of the conversion of 744,000 shares of the Company's Series B Preferred Stock (plus any additional shares of Series B Preferred Stock issued or issuable in connection with dividends paid or accrued on such Series B Preferred Stock), 744,000 Series 1-B Warrants (plus any additional Series 1-B Warrants issued or issuable in connection with dividends paid or accrued on the Series B Preferred Stock) and 10,345,548 Series 2-B Warrants (collectively, the "Series B Securities"), that have been issued to Apollo Investment Fund IV, L.P. and certain other parties (collectively, the "Preferred Stockholders"), into an equal number of shares or warrants, as the case may be, of the Company's Series A Convertible Preferred Stock, Series 1-A Warrants and Series 2-A Warrants (collectively, the "Series A Securities"), respectively, that, at issuance date, and assuming conversion (along with the Series A Securities previously issued to the Preferred Stockholders), represented approximately 22.1% of the voting power of the Company's outstanding securities, after giving effect to such conversion, and were convertible into, or exercisable for, approximately 39.5% of the Company's outstanding common stock ("Common Stock"), computed on a fully diluted basis using the treasury stock method after giving effect to such conversion and the subsequent full conversion and exercise of all such Series A Securities into or for Common Stock; (iii) the approval of an amendment to the Company's Certificate of Incorporation to authorize for issuance a class of non-voting common stock of the Company; (iv) the ratification of the appointment of KPMG LLP as the independent auditors of the Company for the year ending December 31, 1999; and (v) the transaction of such other business as may come before the Annual Meeting.

     This is the Company's first Annual Meeting since its transition to an Internet professional services company and an incubator of emerging Internet companies. The proposals to be considered and voted upon at the Annual Meeting are of great importance to your investment and to the future of the Company. In particular, your Board of Directors believes that the approval of the conversion of the Series B Securities into Series A Securities and the Company's alliance with Apollo will increase the Company's ability to grow, enhance its competitive position and provide it with the capital necessary to enable it to continue to execute its business plan.

     The enclosed proxy statement contains important information concerning the proposals to be considered at the Annual Meeting. We hope you will take the time to study it carefully. Your vote is very important, regardless of how many shares you own. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING EITHER IN PERSON OR BY PROXY. EVEN IF YOU PRESENTLY PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ACCOMPANYING SELF-ADDRESSED POSTAGE PREPAID ENVELOPE. If you attend the Annual Meeting, you may vote in person, even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

                                Sincerely,

                                /s/ Glenn S. Meyers
                                ------------------------------------
                                Glenn S. Meyers
                                Chairman of the Board, President and
                                Chief Executive Officer

                             RARE MEDIUM GROUP, INC.

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held August 19, 1999
--------------------------------------------------------------------------------

     To the holders of Common Stock and Series A Convertible Preferred Stock (the "Stockholders") of Rare Medium Group, Inc.:

     Please take notice that an Annual Meeting of Stockholders (the "Annual Meeting") of Rare Medium Group, Inc., a Delaware corporation (the "Company"), will be held in the ballroom at the Masonic Hall, located at 71 West 23rd Street, New York NY 10010, on August 19, 1999, at 9:30 a.m., local time, for the following purposes, all as more fully described in the attached Proxy Statement:

     1. To elect two Class 1 Directors, one Class 2 Director and two Class 3 Directors;

     2. To approve the conversion of 744,000 shares of the Company's Series B Preferred Stock (plus any additional shares of Series B Preferred Stock issued or issuable in connection with dividends paid or accrued on such Series B Preferred Stock), 744,000 Series 1-B Warrants (plus any additional Series 1-B Warrants issued or issuable in connection with dividends paid or accrued on the Series B Preferred Stock) and 10,345,548 Series 2-B Warrants, that have been issued to Apollo Investment Fund IV, L.P. and certain other parties (collectively, the "Preferred Stockholders"), into an equal number of shares or warrants, as the case may be, of the Company's Series A Convertible Preferred Stock, Series 1-A Warrants and Series 2-A Warrants (collectively, the "Series A Securities"), respectively, that, at issuance date, and assuming conversion (along with the Series A Securities previously issued to the Preferred Stockholders), represented approximately 22.1% of the voting power of the Company's outstanding securities, after giving effect to such conversion, and were convertible into, or exercisable for, approximately 39.5% of the Company's outstanding common stock ("Common Stock"), computed on a fully diluted basis using the treasury stock method after giving effect to such conversion and the subsequent full conversion and exercise of all such Series A Securities into or for Common Stock;

     3. To approve an amendment to the Company's Certificate of Incorporation to authorize for issuance a class of non-voting common stock of the Company;

     4. To ratify the appointment of KPMG LLP as the independent auditors of the Company for the year ending December 31, 1999; and

     5. To transact such other business as may come before the Annual Meeting or any adjournment or postponement thereof.

     Stockholders are urged to read carefully the attached Proxy Statement for additional information concerning the matters to be considered at the Annual Meeting. The Board of Directors of the Company has fixed the close of business on July 9, 1999 as the record date for the determination of Stockholders entitled to vote at the Annual Meeting. Only Stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE RESPECTFULLY URGE YOU TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED FORM OF PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                            By Order of the Board of Directors,

                            /s/ John S. Gross
                            ----------------------------------------------------
New York, New York          John S. Gross, Senior Vice President, Chief
July 12, 1999               Financial Officer, Treasurer and Assistant Secretary

--------------------------------------------------------------------------------
                                    Important
         Please complete, sign, date and promptly mail your proxy card.
--------------------------------------------------------------------------------

                             RARE MEDIUM GROUP, INC.

                          44 W. 18th Street, 6th Floor
                            New York, New York 10011

           ----------------------------------------------------------


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 19, 1999

           ----------------------------------------------------------


     This Proxy Statement and the accompanying proxy card are being furnished to the holders (the "Stockholders") of the common stock (the "Common Stock") and Series A Convertible Preferred Stock (the "Series A Preferred Stock") of Rare Medium Group, Inc., formerly known as ICC Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use in voting at the Annual Meeting of Stockholders to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting, and any and all adjournments or postponements thereof (the "Annual Meeting"). This Proxy Statement and the accompanying proxy card are first being mailed or delivered to the Stockholders on or about July 13, 1999.

     Only holders of Common Stock and Series A Preferred Stock of record on the books of the Company at the close of business on July 9, 1999 will be entitled to notice of, and to vote at, the Annual Meeting; provided, however, that holders of the Series A Preferred Stock are not entitled to vote in connection with Proposal II and Proposal III, as further described in this Proxy Statement. On that date, there were outstanding 39,127,494 shares of Common Stock and shares of Series A Preferred Stock equal to the 126,000 shares initially issued on June 4, 1999 plus approximately 683 additional shares of Series A Preferred Stock issued as a preferred dividend on June 30, 1999. The holders of a majority of the votes entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. Each share of Common Stock outstanding on the record date is entitled to one vote on each matter which may be brought before the Annual Meeting. Each share of Series A Preferred Stock outstanding on the record date is entitled to 0.875 votes for each share of underlying Common Stock into which the Series A Preferred Stock is then convertible, or, 12.5 votes per share of Series A Preferred Stock, for an aggregate of approximately 1,583,538 votes as of such record date. Other than the election of directors, which requires a plurality of the votes cast, Proposals II and IV submitted to the Stockholders require the affirmative vote of a majority of the votes cast at the meeting and Proposal III submitted to the Stockholders requires the affirmative vote of a majority of the votes entitled to vote at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

     It is expected that the solicitation of proxies will be primarily by mail. Proxies also may be solicited personally or by telephone, telegraph or teletype by officers, directors or employees of the Company without additional compensation. In addition, the Company has engaged the firm of Morrow & Company to assist in the solicitation of proxies. The total expense of preparing, assembling and mailing proxy material and the Annual Report to Stockholders will be borne by the Company. Such expense may also include reimbursement for out-of-pocket disbursements incurred by brokerage houses and other custodians, nominees or other fiduciaries for forwarding such documents to the Stockholders.

     All proxies delivered pursuant to this solicitation are revocable by giving written notice to the Secretary of the Company by the person executing the proxy at any time before the voting thereof. On the accompanying proxy a Stockholder may substitute the name of another person in place of those persons presently named as proxies. In order to vote, a substitute must present adequate identification to the Secretary before the voting occurs. Proxies given in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein and, if no choice is specified, will be voted in favor of the election of the five nominees for director and for the proposals set forth herein and in the Notice of Annual Meeting.

                                      (2)

                                TABLE OF CONTENTS



THE ANNUAL MEETING....................................................................................................4

ELECTION OF DIRECTORS................................................................................................10

PROPOSAL II-CONVERSION OF PREFERRED STOCK AND WARRANTS...............................................................19

PROPOSAL III-AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CREATE A CLASS  OF NON-VOTING COMMON STOCK...38

PROPOSAL IV-RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY............................41

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.......................................................42

EXECUTIVE COMPENSATION...............................................................................................45

SELECTED FINANCIAL DATA..............................................................................................57

FORWARD-LOOKING STATEMENTS...........................................................................................58

NO OTHER BUSINESS....................................................................................................58

STOCKHOLDER PROPOSALS................................................................................................58

ADDITIONAL INFORMATION...............................................................................................58

ANNUAL REPORT ON FORM 10-K...........................................................................................59

INCORPORATION OF DOCUMENTS BY REFERENCE..............................................................................59



APPENDICES:

Appendix A - Series A Convertible Preferred Stock Certificate of Designation Appendix B - Series B Preferred Stock Certificate of Designation
Appendix C - Form of Series 1-A Warrant
Appendix D - Form of Series 2-A Warrant
Appendix E - Form of Series 1-B Warrant
Appendix F - Form of Series 2-B Warrant
Appendix G - Form of Certificate of Amendment to Certificate of Incorporation
             relating to authorization of non-voting common stock


                                      (3)

                               THE ANNUAL MEETING

Date, Time and Place

     This Annual Meeting is scheduled to be held in the ballroom at the Masonic Hall located at 71 West 23rd Street, New York, NY 10010 on August 19, 1999, at 9:30 a.m., local time.

Purpose

     At the Annual Meeting the holders of the Common Stock will be asked to consider and vote upon each of the following matters, and the holders of the Series A Preferred Stock will be asked to consider and vote only upon the matters listed in clauses (1), (4) and (5) below:

     1. The election of two Class 1 Directors, one Class 2 Director and two Class 3 Directors;

     2. The approval of the conversion of 744,000 shares of the Company's Series B Preferred Stock (the "Series B Preferred Stock") (plus any additional shares of Series B Preferred Stock issued or issuable in connection with dividends paid or accrued on such Series B Preferred Stock), 744,000 Series 1-B Warrants (the "Series 1-B Warrants") (plus any additional Series 1-B Warrants issued or issuable in connection with dividends paid or accrued on the Series B Preferred Stock) and 10,345,548 Series 2-B Warrants (the "Series 2-B Warrants" and, collectively with the Series B Preferred Stock and Series 1-B Warrants, the "Series B Securities"), that have been issued to Apollo Investment Fund IV, L.P. and certain other parties (collectively, the "Preferred Stockholders"), into an equal number of shares or warrants, as the case may be, of Series A Preferred Stock, Series 1-A Warrants (the "Series 1-A Warrants") and Series 2-A Warrants (the "Series 2-A Warrants" and, collectively with the Series A Preferred Stock and Series 1-A Warrants, the "Series A Securities"), respectively, that, at issuance date, and assuming conversion (along with the Series A Securities previously issued to the Preferred Stockholders), represented approximately 22.1% of the voting power of the Company's outstanding securities, after giving effect to such conversion, and were convertible into, or exercisable for, approximately 39.5% of the outstanding Common Stock, computed on a fully diluted basis using the treasury stock method after giving effect to such conversion and the subsequent full conversion and exercise of all such Series A Securities into or for Common Stock;

     3. The amendment to the Company's Certificate of Incorporation to authorize for issuance a class of non-voting common stock of the Company (the "Non-Voting Common Stock");

                                      (4)

     4. The approval of a proposal to ratify the appointment of KPMG LLP as the independent auditors of the Company for the year ending December 31, 1999; and

     5. The transaction of such other business as may come before the Annual Meeting or any adjournment or postponement thereof.

     The Board of Directors has unanimously voted for and approved the above proposals and recommends a vote for approval of the election of the five nominees for director set forth herein and for each of the above proposals by the Stockholders entitled to vote at the Annual Meeting.

Effect of Failure to Approve

     The failure to obtain Stockholder approval of Proposal II or III above prior to October 2, 1999 (the "Outside Date") would result in certain negative consequences to the Company and the holders of the Common Stock, including (i) the ability of the Preferred Stockholders to have all of the Series B Preferred Stock redeemed by the Company for the full purchase price of $74,400,000 (plus accrued dividends), plus a premium of approximately $7,600,000 for which there can be no assurance that the Company would have sufficient funds available to it necessary to pay such premium and, consequently, the Company may be required to obtain such funds through alternative financing sources; (ii) the decrease in the exercise price of each of the Series 1-A Warrants, Series 2-A Warrants, Series 1-B Warrants and Series 2-B Warrants to $0.01; (iii) the increase in the annual dividend rate of the Series B Preferred Stock from 7.50% to 12.50%, resulting in an increase in the amount of dividends on the Series B Preferred Stock equal to at least $3,720,000 annually; and (iv) if any holder of Series B Securities elects to convert such shares into, or exercise such warrants for, Non-Voting Common Stock, then the Company will be unable to issue such Non-Voting Common Stock at such time and will be required to use its reasonable efforts to deliver to such holder, upon the surrender of such holder's Series B Securities, securities, cash or other property that would provide such holder with the economic equivalent of a conversion or exercise of such securities into or for, and an immediate sale of, Non-Voting Common Stock. See "Proposal II - Conversion of Preferred Stock and Warrants" and "Proposal III - Amendment to the Company's Certificate of Incorporation to Create a Class of Non-Voting Common Stock" for a description of these factors.

     In addition, if the Preferred Stockholders elect to have all of their Series B Preferred Stock redeemed as described above, then the Company will have limited funds available with which to continue to finance its operation and will be forced to seek additional and alternative financing. There can be no assurance that any such additional or alternative financing will be available or that, if available, such additional or alternative financing could be obtained with terms and conditions that are as favorable to the Company as the Series A Securities and Series B Securities. Further, such occurrence may result in the delisting of the Company's Common Stock from the Nasdaq National Market.
See the discussion below under the heading "Nasdaq National Market Listing."

                                      (5)

Nasdaq National Market Listing

     In order to comply with the Nasdaq National Market listing standards, the Company is required to consummate the equity transaction with Apollo Investment Fund IV, L.P. and hold its annual meeting of stockholders on or by September 15, 1999. The Company consummated the equity transaction on June 4, 1999, subject to seeking Stockholder approval for the conversion of Series B Securities issued in such transaction into Series A Securities. In the event that the Stockholders do not approve Proposal II of this Proxy Statement and the holders of Series B
                                                ---
Securities elect to have all of their Series B Preferred Stock redeemed by the Company as described above under the heading "Effect of Failure to Approve" and below under the heading "Proposal II-Conversion of Preferred Stock and Warrants", Nasdaq may consider to list the Company on the Nasdaq Small Cap Market or determine to delist the Company. Further, if Proposal II is not approved and the Preferred Stockholders elect to convert or exercise their Series B Securities into Non-Voting Common Stock pursuant to the terms of the Series B Securities in lieu of redemption upon such disapproval, and the Company
                                                                 ---
is unable to issue Non-Voting Common Stock because the Stockholders have not approved the creation of such class of securities at the Annual Meeting as proposed in Proposal III of this Proxy Statement, such event may also result in Nasdaq considering to list the Company on the Nasdaq Small Cap Market or determining to delist the Company. The Company intends to comply with the Nasdaq imposed annual meeting requirement by scheduling its Annual Meeting for August 19, 1999, as described in this Proxy Statement.

     In the event that the Company is unable to maintain its listing on the Nasdaq National Market, it currently meets the standards for, and would seek to apply for, listing on the Nasdaq Small Cap Market. There can be no assurance, however, that such an application would be approved. In the event that the Company was unable to list its Common Stock on the Nasdaq Small Cap Market or any other exchange at such time, there would be no established trading market for its Common Stock except as may be established in the National Association of Securities Dealers Inc.'s OTC Bulletin Board Service or in the "pink sheets", which would have a material adverse effect on the liquidity and market price of the Company's Common Stock.

Record Date

     The Board of Directors has fixed the close of business on July 9, 1999 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only Stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were issued and outstanding 39,127,494 shares of Common Stock and shares of Series A Preferred Stock equal to the 126,000 shares initially issued on June 4, 1999 plus approximately 683 additional shares of Series A Preferred Stock issued as a preferred dividend on June 30, 1999. Each holder of Common Stock entitled to vote at the Annual Meeting will be entitled to one vote per share, and each holder of Series A Preferred Stock entitled to vote at the Annual Meeting will be entitled to 0.875 votes per share of underlying Common Stock into which the Series A Preferred Stock is then convertible, or, 12.5 votes per share of Series A Preferred Stock, either in person or by proxy, on each matter presented at the Annual Meeting; provided, however, that the

                                       (6)

Series A Preferred Stock is not entitled to vote in connection with Proposal II and Proposal III, as further described in this Proxy Statement.

Quorum

     The holders of a majority of the votes entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The holders of a majority of the shares represented at the Annual Meeting shall have the power to adjourn the Annual Meeting from time to time, without notice, other than by announcement at the meeting, until a quorum is present or represented. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. If and when a quorum is present or represented at the Annual Meeting or any adjournment thereof, the Stockholders present or represented at the meeting may continue to transact business until adjournment notwithstanding the withdrawal from the meeting of Stockholders counted in determining the existence of a quorum.

Required Vote

     Other than the election of directors, which requires a plurality of the votes cast, Proposals II and IV submitted to the Stockholders require the affirmative vote of a majority of the votes cast at the meeting and Proposal III submitted to the Stockholders requires the affirmative vote of a majority of the votes entitled to vote at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included.

     All votes cast by proxy or in person will be counted by a representative of the American Stock Transfer & Trust Company, transfer agent for the Common Stock, who will serve as the inspector of elections at the Annual Meeting and who will separately tabulate affirmative votes, negative votes, abstentions and broker non-votes for the election of directors and each proposal. Proxies marked as abstaining will be treated as present for purposes of determining a quorum for the Annual Meeting, but will not be counted as voting in respect of any matter as to which abstinence is indicated. Broker non-votes occur where a broker holding stock in street name votes the shares on some matters but not others. The missing votes are deemed to be broker non-votes. The inspector of elections will treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any matter as to which the broker or nominee has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

     As of the Record Date, directors and executive officers of the Company and their affiliates had the right to vote approximately 3.8% of all votes entitled to vote on Proposal II and Proposal III at the Annual Meeting and approximately 7.6% of all votes entitled to vote on the election of directors and Proposal IV.

                                      (7)

Such directors and executive officers of the Company and their affiliates have indicated that they intend to vote all of their shares "FOR" the election of each director nominee and each of the proposals.

Proxies

     The enclosed proxy provides that each Stockholder may specify that his or her shares be voted "For," "Against" or "Abstain" from voting with respect to the election of directors and each of the proposals. All shares of Common Stock and Series A Preferred Stock represented by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted in accordance with the instructions indicated in such proxies. Properly executed proxies that do not contain voting instructions will be voted "FOR" approval of the election of each director nominee and "FOR" approval of each of the other proposals. Stockholders are urged to mark the box on the proxy to indicate how their Common Stock or Series A Preferred Stock is to be voted.

     It is not expected that any matter other than those referred to herein will be brought before the Annual Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their own judgment with respect to such matters, unless authority to do so is withheld in the proxy.

     A duly executed proxy is irrevocable if it states that it is irrevocable and only as long as it is coupled with an interest sufficient in law to support an irrevocable power.

     Any Stockholder who executes and returns a proxy may revoke such proxy in writing at any time before it is voted at the Annual Meeting by: (i) filing with the Secretary or Assistant Secretary of the Company, at 44 West 18th Street, 6th Floor, New York NY 10011, written notice of such revocation bearing a later date than the proxy or a subsequent, later dated and signed proxy relating to the same shares; or (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy).

Proxy Solicitor

     The cost of this solicitation of proxies will be borne by the Company. Directors, officers and regular employees of the Company may solicit proxies in person, by telephone, by mail or by other means of communication, but such persons will not be specifically compensated for such services. In addition, the Company has engaged the firm of Morrow & Company to assist in the solicitation of proxies, to which the Company has agreed to pay a fee of approximately $11,000 and to reimburse its reasonable expenses. The Company will reimburse American Stock Transfer & Trust Company for forwarding proxy materials to beneficial owners and serving as inspectors of election. The total estimated cost for this solicitation is approximately $50,000.


                                      (8)

Availability of Principal Auditors

     Representatives of KPMG LLP, principal auditors of the Company, will be present at the Annual Meeting, will have the opportunity to make a statement should they desire and are expected to be available to respond to appropriate questions.










                                       (9)

                              ELECTION OF DIRECTORS

     At the Special Meeting of Stockholders held on March 16, 1999, the Stockholders approved an amendment to the Company's Certificate of Incorporation establishing a classified Board of Directors, divided into three classes having staggered terms of three years each. Pursuant to Article Ninth of the Certificate of Incorporation, which was approved by the Stockholders at such Special Meeting, and Section 3.1 of the By-Laws of the Company, the Board of Directors may determine, with certain limitations, the total number of directors and the number of directors to be elected at any Annual Meeting of Stockholders or special meeting in lieu thereof. The Board of Directors has currently fixed at six the total number of directors, consisting of two Class 1 directors, two Class 2 directors and two Class 3 directors. Of the six total number of directors, five nominees for director are to be elected at the Annual Meeting and one continuing director has been elected as a director of the Company by Apollo Investment Fund IV, L.P. and the other Preferred Stockholders prior to the date hereof, as described below. The number of directors is subject to increase to eight as contemplated by the Amended and Restated Securities Purchase Agreement, dated June 4, 1999 (the "Securities Purchase Agreement with Apollo"), between the Company and the Preferred Stockholders, as discussed under the headings "Election of Directors - Certain Relationships and Related Transactions - Securities Purchase Agreement with Apollo" and "Proposal II - Conversion of Preferred Stock" of this Proxy Statement. The Class 1 directors will have terms expiring at the 2000 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Class 2 directors will have terms expiring at the 2001 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Class 3 directors will have terms expiring at the 2002 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

     All of the five nominees for director to be elected at the Annual Meeting are currently members of the Board of Directors. The Company has no reason to believe that any of the nominees will be unable to serve. In the event that any nominee should not be available, the persons named in the proxy will vote for the others and may vote for a substitute for such nominee.

Information With Respect to Director Nominees

     Listed below are the nominees for Class 1, Class 2 and Class 3 directors, with information showing the principal occupation, business experience and current public directorships, if any, of each, the age of each and the year each was first elected a director of the Company.

     Unless authority is withheld, proxies in the accompanying form will be voted in favor of electing each of the five individuals identified in the table below as a director of the Company of the class so indicated next to his respective name, to hold office until the Annual Meeting of Stockholders in the year of expiration of his respective term and until his respective successor is duly elected and qualified. If the proxy is executed in such a manner as to withhold authority to vote for one or more nominees for director, such instructions will be followed by the persons named as proxies.

                                      (10)


           Name                                Age           Class            Director Since
           ----                                ---           -----            --------------
           Glenn S. Meyers                     38            3                April 15, 1998
           Jeffrey Killeen                     46            1                October 28, 1998
           Richard T. Liebhaber                64            2                November 2, 1998
           Steven Winograd                     44            3                October 28, 1998
           Marc J. Rowan                       36            1                June 4, 1999

Class 1 Nominees.

     Jeffrey Killeen has been a director of the Company since October 28, 1998. Mr. Killeen most recently was the Chief Operating Officer of barnesandnoble.com, a leading global e-commerce company. During 1998, Mr. Killeen directed the growth of barnesandnoble.com to its position as the fourth largest e-commerce website and as a "Top 30" overall site worldwide as measured by Media Metrix. Before joining barnesandnoble.com, Mr. Killeen served as President and Chief Executive Officer of Pacific Bell Interactive Media, where he led the development of Pacific Bell's Internet content and electronic yellow pages businesses. Prior to that, Mr. Killeen was President of American Insurance Services Group, a leading electronic publisher and data services company serving the U.S. property and casualty insurance industry. From 1975-1992, Mr. Killeen held a series of executive management positions at The Dun & Bradstreet Corporation, including as Senior Vice President of Telco Operations at Reuben H. Donnelley. He has also served on the board of advisors of Hot Wired. Mr. Killeen has managed the development and application of a wide range of new media technologies, including the Internet, CD-ROM, audiotex, agent supported voice services and the integration of print with new media.

     Marc J. Rowan is one of the founding principals of Apollo Advisors, L.P. (which, together with its affiliates, acts as the managing general partner of several private securities investment funds, including Apollo Investment Fund IV, L.P.) and of Lion Advisors, L.P. (a financial advisor to, and representative of institutional investors with respect to, securities investments). Mr. Rowan is also a director of Vail Resorts, Inc., Quality Distribution, Inc., National Financial Partners, Inc., Samsonite Corporation and NRT Incorporated. Mr. Rowan is also a founding member and serves on the executive committee of the Youth Renewal Fund and is a member of the board of directors of National Jewish Outreach Program and the Undergraduate Executive Board of The Wharton School.

Class 2 Nominees.

     Richard T. Liebhaber has been a director of the Company since November 2, 1998. In addition, Mr. Liebhaber has been a Managing Director of Veronis, Suhler & Associates, Inc., the New York media merchant banking firm, since June 1, 1995 and a member of the board of directors of Qwest Communications, Inc. from February 1997 to the present. Mr. Liebhaber has over 40 years of professional experience including 30 years at IBM where he was the Director of Business Policy and Development. At IBM, Mr. Liebhaber was responsible for IBM's new business development activities, the establishment of internal Independent Business Units and IBM's contractual relationships with customers. From December 1985 to his retirement in May 1995, Mr. Liebhaber served as Executive Vice President of MCI

                                      (11)

Communications Corporation and as a member of its Management Committee, and from July 1992 until May 1995 served as a member of its board of directors. In addition, Mr. Liebhaber has been a member of the board of directors of Alcatel Network Systems, Inc. since June 1995, the board of directors of Internet Communications Corporation since May 1997, and the board of directors of Scholz Master Builders Inc. since December 1985. Mr. Liebhaber served on the board of directors of Prodigy, Inc. from its inception, in November, 1983, through December, 1994.

Class 3 Nominees.

     Glenn S. Meyers has been a director and the President and Chief Executive Officer of the Company since April 15, 1998, when the Company acquired its wholly-owned subsidiary, Rare Medium, Inc. In addition, Mr. Meyers is a director and Chief Executive Officer of Rare Medium, Inc. and has served in such capacities since shortly after the formation of Rare Medium, Inc. in September 1995. Prior to joining Rare Medium, Inc., Mr. Meyers was President of Brookridge Capital Management, an Internet venture capital firm. After graduating from college, Mr. Meyers founded his first company, American Cable Products ("ACP"), in the data communication system integration business. After leading ACP to national prominence, which resulted in the subsequent sale of ACP to a $2 billion NYSE competitor, Mr. Meyers went on to serve as a principal of several other entrepreneurial emerging growth companies. Mr. Meyers has spoken at major industry conferences such as Red Herring's Venture Markets, Internet World, and Fulcrum. A recipient of major industry awards, including "Digital Media Masters" by Advertising Age Magazine, Mr. Meyers is also a regular speaker on the "INTERNET" educational circuit, including engagements at Harvard Business School and the MIT Business Forum. Mr. Meyers holds a B.S. from the University of Florida School of Business Administration, where he was a letterman and scholarship athlete.

     Steven Winograd has been a director of the Company since October 28, 1998. Mr. Winograd has 17 years of experience in a diverse range of investment and merchant banking disciplines and is currently a Senior Managing Director and Group Head of the Financial Buyers Group of Bear, Stearns & Co. Inc. ("Bear Stearns") and is also a member of the Investment Banking Commitment Committee. Prior to joining Bear Stearns in 1994, Mr. Winograd held a number of positions that included general partner of the Blackstone Group and Managing Director in the Mergers and Acquisitions Department of Drexel Burnham Lambert. Mr. Winograd has successfully closed over 130 investment banking financing and mergers and acquisitions transactions with an aggregate value in excess of $25 billion. Mr. Winograd holds an MBA from the Columbia University Graduate School of Business, where he was elected to the Beta Gamma Sigma honor society.

Information with Respect to the Continuing Director

     Listed below is certain information showing the age, principal occupation, business experience and current public directorships, if any, of the continuing director, Andrew Africk, who has been elected as a director of the Company by Apollo Investment Fund IV, L.P. and the other Preferred Stockholders pursuant to the Securities Purchase Agreement with Apollo.

                                      (12)

Mr. Africk is not being presented as a nominee for election as a director at the Annual Meeting, but he will continue to serve as a Class 2 Director following the Company's Annual Meeting at the discretion of the Preferred Stockholders pursuant to the terms of the Securities Purchase Agreement with Apollo, as discussed under the heading "Election of Directors - Certain Relationships and Related Transactions - Securities Purchase Agreement with Apollo" of this Proxy Statement.

           Name                                Age           Class            Director Since
           ----                                ---           -----            --------------
           Andrew Africk                       33            2                June 4, 1999

     Andrew Africk has served as a director of the Company since June 4, 1999. Mr. Africk, for more than five years, has been a partner of Apollo Advisors, L.P. (which, together with its affiliates, acts as the managing general partner of several private securities investment funds, including Apollo Investment Fund IV, L.P.) and of Lion Advisors, L.P. (a financial advisor to, and representative of institutional investors with respect to, securities investments). Mr. Africk is also a director of Continental Graphics Holdings, Inc. and Building One Services Corporation.

Board Meetings And Committees

     The Board of Directors held six (6) meetings during the year ended December 31, 1998. Each director attended all of the meetings of the Board of Directors. In addition, one meeting of independent directors was held relating to the review and approval of the exchange of Common Stock of the Company for $11,800,000 of the $22,200,000 principal amount, Rare Medium, Inc. Secured Promissory Note, dated April 15, 1998, pursuant to the Exchange Agreements between the Company and several former stockholders of Rare Medium, Inc., including Glenn Meyers, Chairman of the Board of Directors and President of the Company, and Steven Winograd, a director of the Company, effective December 31, 1998.

     The Board of Directors has an Audit Committee and a Compensation Committee which meet as the need arises. The Audit Committee and the Compensation Committee held no meetings in 1998. The Audit Committee met on June 16, 1999 with the Company's auditors to discuss the results of the 1998 audit. The Audit Committee reviews and makes recommendations with respect to the Company's internal controls and financial reports and in connection with such reviews and recommendations, communicates with and receives information independently from appropriate Company financial personnel regarding the Company's financial condition. The Audit Committee, with the Company's Chief Financial Officer, also reviews the scope and results of the annual audit with the Company's auditors and other activities the auditors perform with the Company. The Audit Committee is currently composed of Steven Winograd, Richard T. Liebhaber and Andrew Africk, each of whom is an independent, non-employee director. The Compensation Committee periodically reviews and evaluates the compensation of the Company's officers and administers grants of options from the Company's Nonqualified Stock Option Plan, the Amended and Restated Equity Plan for Directors and the Company's 1998 Long-Term Incentive Plan. The Compensation Committee is currently composed of Jeffrey M. Killeen and Andrew Africk.

                                      (13)

Compensation of Directors

     Each non-employee director receives a per meeting fee of $1,000 for each meeting of the Board of Directors and $500 for each committee meeting attended, along with expenses incurred in connection with each meeting attended.

     Under the Company's 1998 Long-Term Incentive Plan, each new non-employee director of the Company is automatically granted an option to purchase shares of Common Stock as of the effective date of the non-employee director's initial election to the Board of Directors and thereafter at the close of business on the date of final adjournment of each Annual Meeting of Stockholders. The number of shares of Common Stock subject to each initial option will be 25,000 shares and the number of shares subject to each annual option will be 25,000 shares or, if so determined by the Board of Directors, such other number of shares specified in the most recent resolution of the Board of Directors adopted on or prior to the date of the Annual Meeting of Stockholders that coincides with or most recently precedes the date of grant of the option. In general, the exercise price per share of Common Stock purchasable upon exercise of a non-employee director's initial or annual option will be equal to 100% of the fair market value of a share of Common Stock on the date of grant of the option.

     Upon becoming directors of the Company in 1998, each of Steven Winograd and Jeffrey M. Killeen was granted an option for 75,000 shares of Common Stock on October 28, 1998 under the Amended and Restated Equity Plan for Directors, exercisable at $1.9375 per share, the fair market value of the Common Stock on the date of grant, and Richard T. Liebhaber was granted an option for 75,000 shares on November 2, 1998 under the Amended and Restated Equity Plan for Directors, exercisable at $2.8125 per share, the fair market value of the Common Stock on the date of grant, all of which vest ratably over three years. It is anticipated that future grants of stock options to directors will principally be made under the Company's 1998 Long-Term Incentive Plan.

     Upon becoming directors of the Company on June 4, 1999, each of Andrew Africk and Marc J. Rowan was granted an option for 75,000 shares of Common Stock under the 1998 Long-Term Incentive Plan, exercisable at $7.00 per share, both of which vest ratably over three years.

     In connection with the acquisition of Rare Medium, Inc. by the Company's former Board of Directors in April 1998, and in recognition of such Board of Directors members' efforts in effecting such acquisition, such Board of Directors approved an acceleration of vesting of the outstanding stock options then held by members of the Board of Directors who had determined to resign from the Board of Directors effective upon consummation of the acquisition of Rare Medium, Inc. and also approved a repricing of certain of the outstanding stock options then held by such members of the Board of Directors by resetting the per share exercise price of such options to equal the fair market value of the Common Stock following the announcement of the Rare Medium, Inc. transaction, plus $.25. The table appearing under the heading "Report on Repricing of Options" appearing in this Proxy Statement contains more specific information with respect to such stock option repricings.

                                      (14)

     Effective April 16, 1998, Irwin L. Gross, former Chairman of the Board of Directors, was granted an option to purchase 500,000 shares of Common Stock at a price of $2.375 per share, exercisable cumulatively in three equal annual installments with the first installment being exercisable on the first anniversary of the date of grant. In addition, on such date, Robert O. Aders and Charles T. Condy, former directors of the Company, were each granted an option to purchase 25,000 shares of Common Stock at a price of $2.375 per share, all of which became fully vested and exercisable upon their resignations from the Board of Directors later in 1998.

     Andrew L. Shapiro, a former director of the Company, received approximately $20,000 in 1998 for services related to a potential acquisition.

Executive Officers

     The names of the Company's executive officers, and certain information about them, is set forth below.


     Name                               Age          Position                             Officer Since
     ----                               ---          --------                             -------------
     Glenn S. Meyers                    38           President and Chief Executive        1998
                                                     Officer
     Suresh V. Mathews                  45           President and Chief Operating        1999
                                                     Officer*
     John S. Gross                      48           Senior Vice President, Chief         1998
                                                     Financial Officer, Treasurer and
                                                     Assistant Secretary
     Robert C. Lewis                    34           Vice President, General Counsel      1998
                                                     and Secretary

-------------
* Mr. Mathews is the President and Chief Operating Officer of Rare Medium, Inc., a wholly owned subsidiary of the Company.

     Glenn S. Meyers - President and Chief Executive Officer. Please see the information set forth above under the caption "Class 3 Nominees" above.

     Suresh V. Mathews - President and Chief Operating Officer of Rare Medium, Inc., the Company's wholly owned subsidiary. Prior to joining Rare Medium, Inc., Mr. Mathews (45), who has over 22 years of information technology experience, was Senior Vice President and Chief Information Officer of Quaker State Corporation. His other recent management positions include Vice President and General Manager of POS 2000 and Chief Information Officer at KFC, a division of PepsiCo Inc. as well as the Chief Information Officer of Booz-Allen and Hamilton, Inc., a leading business consulting firm. In addition, he has served in various senior technology and management capacities in GTE Corp., Telenet Corp. and Sprint Corp. Mr. Mathews holds a B.S. in computer science and business administration from Mankato State University.

                                      (15)

     John S. Gross - Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary. Mr. Gross (48) is responsible for all financial operations of the Company and its subsidiaries. Mr. Gross previously served as Vice President/Controller for Reader's Digest (NYSE), as both Controller and Manager of Strategic Planning at Pepsi USA, a division of PepsiCo (NYSE) and as Chief Financial Officer for FactSet Research Systems (NYSE), a leading provider of on-line integrated database services to the financial community. At FactSet, Mr. Gross served for four years as its first Chief Financial Officer leading up to their initial public offering. Mr. Gross began his career at Coopers & Lybrand, is a Certified Public Accountant, has earned a NASD Series 27 and holds an M.B.A. from New York University.

     Robert C. Lewis - Vice President, General Counsel and Secretary. Mr. Lewis
(34) was an associate at the law firm of Fried, Frank, Harris, Shriver & Jacobson for over five years, where he was involved in complex litigations involving contracts, real estate, bankruptcy, tort and federal securities law matters. While at Fried Frank, Mr. Lewis also worked on several public offerings and mergers. In addition to his legal experience, Mr. Lewis has worked in the political arena as a congressional campaign manager and aide, and as a political researcher with ABC News. Mr. Lewis did his undergraduate work at Brown University and earned his law degree from Brooklyn Law School, where he received two scholarships and graduated cum laude.

Certain Relationships and Related Transactions

Exchange Agreements.

     In connection with the Exchange Agreements effective December 31, 1998, between the Company and each of Glenn S. Meyers, the President and Chief Executive Officer and a director of the Company, and Steven Winograd, a director of the Company, the Company issued 807,259 shares of Common Stock in a private placement to Mr. Meyers and 24,990 shares of Common Stock to Mr. Winograd in exchange for their respective beneficial interests in $3,342,053 and $99,678, respectively, of the original principal amount of the Rare Medium, Inc. Secured Promissory Note, dated April 15, 1998 (the "Rare Medium Note"), and interest thereunder accrued and unpaid through December 31, 1998. As a result, Messrs. Meyers and Winograd no longer hold an interest under the Rare Medium Note.

     In connection with an Exchange Agreement effective December 31, 1998, between the Company and Naomi Bodner/Laura Huberfeld Partnership, a greater than 5% beneficial holder of Common Stock, the Company issued 1,909,647 shares of Common Stock in a private placement to such holder in exchange for its beneficial interest in $7,905,937 of the original principal amount of the Rare Medium Note, dated April 15, 1998, and interest thereunder accrued and unpaid through December 31, 1998. As a result, the Naomi Bodner/Laura Huberfeld Partnership no longer holds an interest under the Rare Medium Note.

Securities Purchase Agreement with Apollo.

     On June 4, 1999, pursuant to the Securities Purchase Agreement with Apollo, the Company sold 126,000 shares of Series A Preferred Stock with warrants for $12,600,000 and

                                      (16)

744,000 shares of Series B Preferred Stock with warrants for $74,400,000 to Apollo Investment Fund IV, L.P. and the other Preferred Stockholders. The Series A Preferred Stock acquired at closing has full voting rights, together with the common stockholders, equal to approximately 3.4% of the voting power of the Company's outstanding securities as of June 4, 1999. The Series B Preferred Stock has no voting rights.

     Upon closing, the number of members of the Board of Directors was increased to six and the Preferred Stockholders, voting as a separate class, obtained the right to elect one member to the Board of Directors. Such Preferred Stockholders have elected Andrew Africk to the Board of Directors. Mr. Africk is an affiliate of Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. and will continue as a director following the Annual Meeting as a Class 2 director at the discretion of the Preferred Stockholders in accordance with the terms of the Securities Purchase Agreement with Apollo. If the Stockholders approve the conversion of the Series B Securities into Series A Securities as provided in Proposal II, the Board of Directors will be increased to eight members and the Preferred Stockholders, voting as a separate class, will have the right to elect one additional member to the Board of Directors, for a total of two out of eight members (25% of the number of Board members) to be elected to the Board of Directors by the Preferred Stockholders. The eighth member of the Board of Directors will be chosen by the Board of Directors and will serve as a director for a term which expires at the annual meeting of stockholders at which the term of office of the class to which he or she has been elected expires. Further, for so long as Apollo Investment Fund IV, L.P. or any of its affiliates retain at least 100,000 shares of the Series A Preferred Stock, the Preferred Stockholders, voting as a separate class, will have the right to maintain their proportionate representation on the Board of Directors.

     At closing, the Board of Directors also determined to elect Marc J. Rowan, who is an affiliate of Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P., to the Board of Directors, to serve as a director of the Company subject to election to the Board of Directors by the Stockholders at the Annual Meeting. The Board of Directors has nominated Mr. Rowan for election as a Class 1 director by the Stockholders at the Annual Meeting.

     Pursuant to the Securities Purchase Agreement with Apollo, Apollo received a fee in the amount of $870,000. Such amount was paid to Apollo out of the aggregate purchase price paid by the Preferred Stockholders for the Series A Securities and Series B Securities.

     Steven Winograd, a director of the Company and a Senior Managing Director at Bear Stearns, invested, indirectly, $250,000 in the securities of the Company in the transaction consummated with Apollo Investment Fund IV, L.P. and the other Preferred Stockholders pursuant to the Securities Purchase Agreement with Apollo.

Agreement with Bear, Stearns & Co. Inc.

     Pursuant to an agreement dated April 12, 1999, the Company retained Bear Stearns as its financial advisor to provide investment banking services, including advisory services in connection with the investment transaction consummated pursuant to the Securities Purchase Agreement with Apollo for which it has received a fee. In addition, as acknowledged

                                      (17)
by the terms of the agreement with Bear Stearns, an affiliate of Bear Stearns has invested, indirectly, $10,000,000 in the securities of the Company in the transaction consummated with Apollo Investment Fund IV, L.P and the other Preferred Stockholders pursuant to the Securities Purchase Agreement with Apollo. Steven Winograd, a director of the Company, is a Senior Managing Director at Bear Stearns.

Employment and Severance Agreements.

     For a description of the employment agreements between the Company and certain executive officers and the severance agreement between the Company and Irwin L. Gross, the former Chairman and Chief Executive Officer of the Company, please see the descriptions under the heading "Executive Compensation - Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the year ended December 31, 1998, its officers, directors and greater-than-10% stockholders complied with all Section 16(a) filing requirements, with the exception of a Form 3 that was not filed by each of John S. Gross and Robert C. Lewis in 1998. Such forms were subsequently filed with the SEC.

                                      (18)

                                   PROPOSAL II
                   CONVERSION OF PREFERRED STOCK AND WARRANTS

     At the Annual Meeting, you are asked to vote in favor of Proposal II to approve the conversion of 744,000 shares of the Company's Series B Preferred Stock (plus any additional shares of Series B Preferred Stock issued or issuable in connection with dividends paid or accrued on such Series B Preferred Stock), 744,000 Series 1-B Warrants (plus any additional Series 1-B Warrants issued or issuable in connection with dividends paid or accrued on the Series B Preferred Stock) and 10,345,548 Series 2-B Warrants that have been issued to the Preferred Stockholders into an equal number of shares or warrants, as the case may be, of the Company's Series A Preferred Stock, Series 1-A Warrants and Series 2-A Warrants, respectively, that, at issuance date, and assuming conversion (along with the Series A Securities previously issued to the Preferred Stockholders), represented approximately 22.1% of the voting power of the Company's outstanding securities, after giving effect to such conversion, and were convertible into, or exercisable for, approximately 39.5% of the outstanding Common Stock, computed on a fully diluted basis using the treasury stock method after giving effect to such conversion and the subsequent full conversion and exercise of all such Series A Securities into or for Common Stock, and (ii) the exercise into Common Stock of all other currently outstanding exercisable stock options and warrants of the Company. The treasury stock method is the method used to calculate the number of shares of common stock that can be purchased on the open market with the proceeds from the exercise of options, warrants and other instruments exercisable or convertible for or into common stock in determining the number of outstanding shares of common stock on a fully diluted basis. As described below, the Preferred Stockholders are not entitled to vote on this Proposal II.

     As an issuer of securities quoted on the Nasdaq National Market, the Company must comply with certain rules of the NASD for continued listing on the Nasdaq National Market. Under Nasdaq Marketplace Rule 4460(i), the Company must obtain stockholder approval prior to the issuance of common stock, or securities convertible into or exercisable for common stock, (i) equal to or in excess of 20% of the voting power outstanding prior to such issuance, or (ii) equal to or in excess of 20% of the number of shares of common stock outstanding prior to such issuance. Of the Series A Securities and Series B Securities purchased by the Preferred Stockholders, only the Series A Preferred Stock has voting rights. If this Proposal II is approved by the Stockholders, and the Series B Securities are converted into Series A Securities, the Preferred Stockholders will own (i) Series A Preferred Stock entitled to 9,750,000 votes, representing approximately 22.1% of the voting power of the Company's outstanding securities as of June 4, 1999, after giving effect to such conversion, such number of votes being the maximum to which the holders of Series A Preferred Stock are entitled, as described below, and (ii) Series A Securities, which, as of the issuance date of June 4, 1999, were convertible into or exercisable for 36,436,113 shares of Common Stock representing approximately 39.5% of the Company's outstanding Common Stock on such date, computed on a fully diluted basis using the treasury stock method after giving effect to such conversion and the subsequent full conversion and exercise of all such Series A Securities into or for Common Stock, plus any additional shares of Common Stock which may be acquired upon the conversion or exercise of additional Series A Securities and Series B Securities issued or issuable in

                                      (19)
connection with dividends paid or accrued on the Series A Preferred Stock and Series B Preferred Stock.

Background

     In order to finance the planned growth of its Internet solutions business and to assist the Company in its plan to become a leading incubator of emerging Internet companies, the Company had sought additional financing. The transaction with Apollo Investment Fund IV, L.P. and the other Preferred Stockholders presented the Company with two advantages over the Company's other financing alternatives. First, the transaction was a single, large financing, resulting in $87,000,000 of gross proceeds. The Company believes that this cash on the Company's balance sheet provides the financial strength and credibility which the Company needs to aggressively pursue its business plan. The Company believes that clients and business partners consider capital strength and liquidity to be important success factors in determining whether to select the Company as a partner or vendor. Second, this transaction allows the Company to gain access to the strategic relationships of Apollo. Due to its substantial investment in the Company, Apollo has a strong economic incentive to help the Company build stockholder value through introductions to companies and individuals who are potential business partners for the Company. The Company believes that Apollo is well positioned to contribute to the rapid growth of its Internet solutions business and to help the Company become a leading incubator of emerging Internet companies.

Preferred Stockholders

     On June 4, 1999, Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P. and AIF IV/RRRR LLC (the "LLC"), collectively, purchased 126,000 shares of Series A Preferred Stock, 126,000 Series 1-A Warrants, 1,916,994 Series 2-A Warrants, 744,000 shares of Series B Preferred Stock, 744,000 Series 1-B Warrants and 10,345,548 Series 2-B Warrants, for an aggregate purchase price of $87,000,000.

     Apollo is a private investment firm that specializes in equity investments in companies that focus on growth, recapitalizations and other principal investing activities. Since its inception in 1990, Apollo has overseen the investment of more than $10 billion. Apollo's four corporate private equity funds have, to date, held interests in more than 80 companies.

     The LLC is a special purpose vehicle formed for the purpose of investing in the Series A Securities and Series B Securities. Bear Stearns is a member of the LLC and has also acted as financial advisor to the Company in connection with the sale by the Company of the Series A Securities and Series B Securities to the LLC and the other Preferred Stockholders. Steven Winograd, a director of the Company and a Senior Managing Director at Bear Stearns, is also a member of the LLC.

Certain Risks Associated With Failure To Approve The Conversion

     In deciding whether to approve this Proposal II, the Stockholders should consider the following risks, in addition to the other matters set forth herein. If the Stockholders do not

                                      (20)
approve this Proposal II, there are certain negative consequences to the Company and the holders of the Common Stock further described herein, including, without limitation:

          (i) the Preferred Stockholders may elect to have all of the Series B Preferred Stock redeemed by the Company for the full purchase price of $74,400,000 (plus accrued dividends), plus a premium of approximately $7,600,000; there can be no assurance that the Company would have sufficient funds available to it necessary to pay such premium and, consequently, the Company may be required to obtain such funds through alternative financing sources;

          (ii) in addition to the obligations of the Company to redeem the Series B Preferred Stock set forth in clause (i) above, all of the Series 1-A Warrants, Series 2-A Warrants, Series 1-B Warrants and Series 2-B Warrants would remain outstanding and would have their respective exercise prices per share of Common Stock or Non-Voting Common Stock, as the case may be, decreased to $0.01;

          (iii) an increase in the annual dividend rate of the Series B Preferred Stock, to the extent outstanding, from 7.50% to 12.50%, resulting in an increase in the amount of dividends on the Series B Preferred Stock equal to at least $3,720,000 annually;

          (iv) unlike the Series A Preferred Stock, the Company does not have the option to redeem the Series B Preferred Stock;

          (v) in the event the Stockholders do not approve this Proposal II and Proposal III prior to the Outside Date, and on or after the Outside Date any holder of Series B Preferred Stock, Series 1-B Warrants or Series 2-B Warrants elects to convert such shares into, or exercise such warrants for, Non-Voting Common Stock, then the Company will be unable to issue Non-Voting Common Stock at the time of such election and will be required to use its reasonable efforts to deliver to such holder, upon the surrender of such holder's Series B Securities, securities, cash or other property that would provide such holder with the economic equivalent of a conversion of the Series B Preferred Stock into, and an exercise of the Series 1-B Warrants and Series 2-B Warrants for, and an immediate sale of, Non-Voting Common Stock; and

          (vi) in addition, if the Preferred Stockholders elect to have all of their Series B Preferred Stock redeemed as described above, then the Company will have limited funds available with which to continue to finance its operation and will be forced to seek additional and alternative financing. There can be no assurance that any such additional or alternative financing will be available or that, if available, such additional or alternative financing could be obtained with terms and conditions that are as favorable to the Company as the Series A Securities and Series B Securities. Further, such occurrence may result in the delisting of the Company's Common Stock from the Nasdaq National Market. See the discussion above under the heading "The Annual
Meeting -- Nasdaq National Market Listing."

                                      (21)

The Transaction

     On June 4, 1999, pursuant to the terms of the Securities Purchase Agreement with Apollo, the Company issued and sold, and the Preferred Stockholders purchased, (i) 126,000 shares of the Company's Series A Preferred Stock, each such share issued with one Series 1-A Warrant entitling the holder thereof to purchase from the Company 13.5 shares of Common Stock, (ii) 744,000 shares of the Company's Series B Preferred Stock, each such share issued with one Series 1-B Warrant entitling the holder thereof to purchase from the Company 13.5 shares of Non-Voting Common Stock, and (iii) 1,916,994 Series 2-A Warrants and 10,345,548 Series 2-B Warrants, each of which entitles the holder thereof to purchase from the Company one share of Common Stock and one share of Non-Voting Common Stock, respectively.

     As described below, the Preferred Stockholders have paid an aggregate of $87,000,000 for the Series A Securities and Series B Securities. Pursuant to the terms of the Securities Purchase Agreement with Apollo, the Company deposited $74,400,000 of the purchase price into an escrow account to secure the Company's obligation to redeem the Series B Preferred Stock in the event the Stockholders fail to approve this Proposal II, as described below.

Before Conversion of Series B Securities into Series A Securities.

     The following table sets forth, as of June 4, 1999, (i) the number and type of outstanding Series A Securities and Series B Securities held by the Preferred Stockholders, (ii) the aggregate voting power associated with the Series A Preferred Stock and (iii) the aggregate number of underlying shares of Common Stock and Non-Voting Common Stock associated with the Series A Securities and Series B Securities, respectively:


                                                                                                                  Shares of
                                                                                                               Fully Diluted
                                                                                                                Common Stock
                                                                                            Number of Shares        as a
                               Number         Number     Percentage of    Number of Shares    of Non-Voting    Percentage of
                            Outstanding    of Votes(1)   Outstanding(2)   Common Stock(3)     Common Stock(4)  Outstanding(5)
                            -----------    -----------   --------------   ----------------  -----------------  --------------
Series A Preferred Stock        126,000    1,575,000(6)      3.4%            1,800,000             N/A              3.7%
Series 1-A Warrants             126,000             N/A        0%            1,701,000             N/A              3.5%
Series 2-A Warrants           1,916,994             N/A        0%            1,916,994             N/A              1.6%
Series B Preferred Stock        744,000             N/A        0%               N/A            10,628,571           N/A
Series 1-B Warrants             744,000             N/A        0%               N/A            10,044,000           N/A
Series 2-B Warrants          10,345,548             N/A        0%               N/A            10,345,548           N/A
                                         --------------     -----           -----------        ----------         -----
          Total:                           1,575,000(6)      3.4%            5,417,994         31,018,119           8.8%

(1)  Only the Series A Preferred Stock has voting rights.

(2) Number of votes attributable to the Series A Preferred Stock, expressed as a percentage of the total voting power of all the Company's securities as of June 4, 1999.

(3) Number of shares of Common Stock which may be obtained upon the full conversion and exercise of all Series A Securities for or into Common Stock.

(4) Number of shares of Non-Voting Common Stock which may be obtained upon the full conversion and exercise of all Series B Securities for or into Non-Voting Common Stock.

(5) Number of shares of Common Stock underlying the respective Series A Securities, computed on a fully diluted basis in accordance with the treasury stock method, expressed as a percentage of the total number of shares of Common Stock outstanding as of June 4, 1999, plus the conversion and exercise of all Series A Securities into or for Common Stock, both on a fully diluted basis and in accordance with the treasury stock method.

                                      (22)

(6) Reflects the total voting power of the Series A Preferred Stock upon issuance on June 4, 1999, which does not include the voting power of any additional shares of Series A Preferred Stock issuable in satisfaction of dividends on such preferred stock prior to obtaining Stockholder approval of Proposal II.

After Conversion of Series B Securities into Series A Securities.


     The following table sets forth, as of June 4, 1999, (i) the number and type of Series A Securities held by the Preferred Stockholders, (ii) the aggregate voting power associated with the Series A Preferred Stock and (ii) the aggregate number of underlying shares of Common Stock associated with the Series A Securities, in the event the Stockholders approve this Proposal II (including the Series A Securities previously issued to the Preferred Stockholders):


                                                                                            Shares of Fuly
                                                                                            Diluted Common
                                                                                              Stock as a
                               Number         Number     Percentage of    Number of Shares   Percentage of
                            Outstanding    of Votes(1)   Outstanding(2)   Common Stock(3)    Outstanding(4)
                            -----------    -----------   --------------   ----------------  -----------------

Series A Preferred Stock     870,000(5)     9,750,000(6)      22.1%          12,428,571           16.8%
Series 1-A Warrants          870,000(5)              N/A         0%          11,745,000           15.9%
Series 2-A Warrants       12,262,542                 N/A         0%          12,262,542            6.9%
                                           -------------      ----           ----------           ----
          Total:                            9,750,000(6)      22.1%          36,436,113           39.5%

(1) Number of votes attributable to the Series A Securities upon the conversion of the Series B Securities into Series A Securities, but prior to the conversion or exercise of such Series A Securities into or for Common Stock; of the Series A Securities, only the Series A Preferred Stock has voting rights.

(2) Number of votes attributable to the Series A Securities, expressed as a percentage of the total voting power of all the Company's securities as of June 4, 1999, after giving effect to the conversion of the Series B Securities into Series A Securities, which does not include any additional shares of Series A Preferred Stock or Series B Preferred Stock, or Series 1-A Warrants or Series 1-B Warrants, respectively, attached thereto, issued or issuable as dividends on such preferred stock.

(3) Reflects the number of shares of Common Stock which may be obtained upon the full conversion or exercise of all Series A Securities into or for Common Stock, after giving effect to the conversion of the Series B Securities acquired on June 4, 1999 into Series A Securities.

(4) Number of shares of Common Stock underlying the respective Series A Securities, computed on a fully diluted basis in accordance with the treasury stock method, expressed as a percentage of the total number of shares of Common Stock outstanding after giving effect to the conversion of the Series B Securities into Series A Securities and the subsequent full conversion or exercise of such Series A Securities into or for Common Stock, both on a fully diluted basis and in accordance with the treasury stock method.

(5) The number of shares of Series A Preferred Stock and the number of Series 1-A Warrants outstanding does not include any additional shares of Series A Preferred Stock or Series B Preferred Stock, or Series 1-A Warrants or Series 1-B Warrants, respectively, attached thereto, issued or issuable as dividends on such preferred stock.

(6) Pursuant to the Series A Certificate of Designation, the total voting power of the Series A Preferred Stock may not exceed the voting power of 9,750,000 shares of Common Stock in the event the Stockholders approve this Proposal II.

                                      (23)

Unaudited Pro Forma Financial Data - Approval of the Conversion of Series B Securities into Series A Securities

     The following pro forma financial data reflect the stockholder approval of the Conversion of Series B Securities into Series A Securities and is based on the historical financial statements of the Company for the year ended December 31, 1998 and as of and for the three-month period ended March 31, 1999. The income statement data for the year ended December 31, 1998 and the three month period ended March 31, 1999 have been prepared as if the issuance of the Series A Securities and the Series B Securities and the conversion of the Series B Securities into Series A Securities had occurred on January 1, 1998. The balance sheet data have been prepared as if the issuance of the Series A Securities and the Series B Securities, the conversion of the Series B Securities into Series A Securities, and the issuance of and the conversion of the Company's 8% Convertible Debentures and Stock Purchase Warrants had occurred on March 31, 1999. The pro forma financial data has been accounted for in accordance with FASB Emerging Issues Task Force (EITF) 98-5 regarding "Accounting for Convertible Securities with Beneficial Conversion Features." The pro forma financial data does not purport to represent what the Company's financial condition or results of operations actually would have been for the date or periods presented had the transactions occurred on the dates indicated or to indicate the financial results of future periods. The pro forma financial data does not reflect the conversion or exercise of any Series A Securities before or after the conversion of the Series B Securities into Series A Securities. The pro forma financial data should be read in conjunction with the historical financial statements of the Company incorporated herein by reference.


      Income Statement Data ($000s)                                 Year ended December 31, 1998
-------------------------------------------    -----------------------------------------------------------------------
                                                Historical                      Adjustments                Proforma
                                               --------------          ------------------------------    -------------
Net Loss                                          (619)                                                         (619)

Cumulative dividends and accretion of               -                          (a) (15,505)                  (39,405)
preferred stock                                                                (b) (23,900)

Net loss applicable to common stockholders        (619)                      (a)(b)(39,405)                  (40,024)

Net loss per share: basic and diluted            (0.02)                                                        (1.58)

Weighted average number of shares               25,282                                                        25,282
outstanding

                                                                 Three months ended March 31, 1999
                                               -----------------------------------------------------------------------
                                                Historical                      Adjustments                Proforma
                                               --------------          ------------------------------    -------------
Net Loss                                        (6,851)                                                       (6,851)

Cumulative dividends and accretion of               -                          (a)(3,876)                     (3,876)
preferred stock

Net loss applicable to common stockholders      (6,851)                        (a)(3,876)                    (10,727)

Net loss per share: basic and diluted            (0.22)                                                        (0.32)

Weighted average number of shares               31,747                         (c) 1,588                      33,335
outstanding

                                      (24)

----------------------

(a) Includes the following effects on the Company's results of operations of the issuance of 126,000 shares of Series A Securities and 744,000 shares of Series B Securities and the conversion of the Series B Securities into Series A Securities, as if such issuance and conversion had occurred on January 1, 1998.


          (i) The recognition of dividends of $11.2 million and $2.8 million related to 870,000 shares of Series A Securities, for the year ended December 31, 1998 and March 31, 1999, respectively. The amounts reflect payment of a 7.5% dividend in preferred shares, adjusted to reflect the current market price of the common shares in excess of the conversion price.


          (ii) The recognition of $4.3 million and $1.1 million representing the accretion of the beneficial conversion feature, for the year ended December 31, 1998 and March 31, 1999, respectively.

(b) The recognition of a one-time deemed dividend of $23.9 million related to the initial beneficial conversion feature of the Series A and Series B Securities, representing the difference between the conversion price of $7 and the current market price.

(c) The 1,588,000 shares represent the common shares issued upon conversion of the 8% Convertible Debentures, which was effected contemporaneously with the issuance of the Series A and Series B Securities.



        Balance Sheet Data ($000s)                                      As of March 31, 1999
-------------------------------------------    -----------------------------------------------------------------------
                                                 Historical                  Adjustments                  Proforma
                                               ---------------    ----------------------------------    --------------
                                                                    Issuance of    Conversion of B
                                                                    securities           to A
                                                                  ---------------- -----------------
Cash                                                3,603           (a)85,500                              89,103

Total assets                                       46,373           (b)85,500                             131,873

Convertible Debentures                              1,718           (e)(1,718)                               -

Series "A" Securities                                -              (c) 5,000       (d) 26,500             31,500

Series "B" Securities                                -              (c)26,500       (d)(26,500)              -

Stockholder's Equity                               28,443           (c)55,718                              84,161


----------------------

(a) Reflects the increase in cash as a result of $87 million of proceeds from the issuance of the Series A Securities and the Series B Securities, partially offset by approximately $4 million in costs associated with the issuance of the securities, and the issuance of $2.5 million of 8% Convertible Debentures.

(b) Reflects an increase in total assets as a result of the net increase in net cash described in note (a).

(c) Reflects the increase as a result of the issuance the Series A Securities and the Series B Securities, partially offset by approximately $4 million in costs associated with the issuance of the securities and the increase as a result of the automatic conversion of the 8% Convertible Debentures.

(d) Reflects the conversion of $74.4 million Series B Securities into the Series A Securities.

(e)  Reflects the conversion of $1.7 million 8% Convertible Debentures.

                                      (25)

Unaudited Pro Forma Financial Data - Non-Approval of the Conversion of Series B Securities into Series A Securities

     The following pro forma financial data reflect the stockholder nonapproval of the Conversion of Series B Securities into Series A Securities and is based on the historical financial statements of the Company for the year ended December 31, 1998 and as of and for the three-month period ended March 31, 1999. The income statement data for the year ended December 31, 1998 and the three-month period ended March 31, 1999 have been prepared as if the issuance of the Series A Securities had occurred on January 1, 1998. The income statement data for the three-month period ended March 31, 1999 also includes the costs associated with the redemption of all of the Company's Series B Securities at 110% of the face value at the time of redemption and accrued dividends on the Series B Securities as if this transaction occurred on March 31, 1999. The balance sheet data have been prepared as if the issuance of the Series A Securities, the redemption of all of the Company's Series B Securities at 110% of the face value, including accrued dividends, accrued dividends on the Series B Securities and the issuance of and the conversion of the Company's 8% Convertible Debentures and Stock Purchase Warrants had occurred on March 31, 1999. The pro forma financial data has been accounted for in accordance with FASB Emerging Issues Task Force (EITF) 98-5 regarding "Accounting for Convertible Securities with Beneficial Conversion Features." The pro forma financial data does not purport to represent what the Company's financial condition or results of operations actually would have been for the date or periods presented had the transactions occurred on the dates indicated or to indicate the financial results of future periods. The pro forma financial data does not reflect the conversion or exercise of any Series A Securities or the exercise of any Series 1-B Warrants or Series 2-B Warrants. The pro forma financial data should be read in conjunction with the historical financial statements of the Company incorporated herein by reference.


      Income Statement Data ($000s)                                 Year ended December 31, 1998
-------------------------------------------    -----------------------------------------------------------------------
                                                Historical                      Adjustments                Proforma
                                               --------------          ------------------------------    -------------
Net Loss                                          (619)                                                         (619)

Cumulative dividends and accretion of             -                             (a)(2,205)                    (7,205)
preferred stock                                                                 (b)(5,000)

Net loss applicable to common stockholders        (619)                      (a)(b)(7,205)                    (7,824)

Net loss per share: basic and diluted            (0.02)                                                        (0.31)

Weighted average number of shares               25,282                                                        25,282
outstanding
                                                                 Three months ended March 31, 1999
                                               -----------------------------------------------------------------------
                                                Historical                      Adjustments                Proforma
                                               --------------          -------------------------------    ------------
                                                                       Issuance of    Redemption of B
                                                                       Securities
                                                                       -------------- ----------------
Net Loss                                        (6,851)                                                       (6,851)

Cumulative dividends and accretion of
preferred stock                                     -                 (a)(c)(1,951)                           (1,951)

Redemption Premium                                  -                                     (c)(7,600)          (7,600)

Net loss applicable to common stockholders      (6,851)               (a)(c)(1,951)       (c)(7,600)         (16,402)


Net loss per share: basic and diluted            (0.22)                                                        (0.49)

Weighted average number of shares               31,747                    (d)1,588                            33,335
outstanding


                                      (26)

--------------------

(a) Includes the following effects on the Company's results of operations of the issuance of 126,000 shares of Series A Securities as if the issuance had occurred on January 1, 1998.

          (i) The recognition of dividends of $1.6 million and $0.4 million related to 126,000 shares of Series A Securities, for the year ended December 31, 1998 and March 31, 1999, respectively. The amounts reflect payment of a 7.50% dividend in preferred shares, adjusted to reflect the current market price of the common shares in excess of the conversion price.

          (ii) The recognition of $0.6 million and $0.4 million representing the accretion of the beneficial conversion feature, for the year ended December 31, 1998 and March 31, 1999, respectively.

(b) The recognition of a one-time deemed dividend of $5.0 million related to the initial beneficial conversion feature of the Series A Securities, representing the difference between the conversion price of $7 and the current market price.

(c) Includes the effects on the Company's results of operations relating to the costs of the redemption of all of the Company's Series B Securities at the time of redemption, of $7.6 million and accrued dividends of $1.4 million for the period from issuance to redemption, as if the redemption had occurred on March 31, 1999.

(d) The 1,588,000 shares represent the common shares issued upon conversion of the 8% Convertible Debentures, which was effected contemporaneously with the issuance of the Series A and Series B Securities.



        Balance Sheet Data ($000s)                                       As of March 31, 1999
-------------------------------------------    -------------------------------------------------------------------------
                                                 Historical                    Adjustments                   Proforma
                                               ---------------    --------------------------------------    ------------
                                                                     Issuance of      Redemption of B
                                                                     securities
                                                                  ------------------ -------------------
Cash                                                3,603            (a)85,500         (b)(81,840)            7,263

Total assets                                       46,373            (a)85,500         (b)(81,840)           50,033

Convertible Debentures                              1,718            (f)(1,718)                                -

Series "A" Securities                                -               (d) 5,000                                5,000

Series "B" Securities                                -               (d)26,500         (e)(26,500)             -

Stockholder's Equity                               28,443      (d)(e)(f)55,718   (d)(e)(f)(55,340)           28,821

(a) Reflects the increase in cash as a result of $87 million of proceeds from the issuance of the Series A Securities and the Series B Securities, partially offset by approximately $4 million in costs associated with the issuance of the securities, and the issuance of $2.5 million of 8% Convertible Debentures.

(b) Reflects a decrease in cash as a result of the redemption of the Series B Securities and associated costs and dividends.

(c) Reflects an increase in total assets as a result of the net increase in net cash described in notes (a) and (b).

(d) Reflects the increase as a result of the issuance of the Series A Securities and the Series B Securities, partially offset by approximately $4 million in costs associated with the issuance of the securities and the increase as a result of the automatic conversion of the 8% Convertible Debentures.

(e) Reflects the effects on the Company's balance sheet as a result of the redemption of the Series B Securities and associated costs and dividends.

(f) Reflects the conversion of $1.7 million 8% Convertible Debentures, which was effected contemporaneously with the issuance of the Series A and the Series B Securities.

                                      (27)

Terms Of The Series A Preferred Stock

     A copy of the Certificate of Designation establishing the Series A Preferred Stock (the "Series A Certificate of Designation"), as filed with the Secretary of State of Delaware, is included in this Proxy Statement as Appendix
A. The following summary of the provisions of the Series A Preferred Stock is qualified in its entirety by, and should be read in conjunction with, the Series A Certificate of Designation.

     The Series A Certificate of Designation authorizes 2,000,000 shares of Series A Preferred Stock, par value $.01 per share, and fixes a purchase price of $100 per share. The Series A Preferred Stock will rank senior (with respect to dividends and liquidation payments) to any future preferred stock of the Company.

Conversion Rights.

     Each share of Series A Preferred Stock is convertible into a number of shares of Common Stock determined by dividing (i) the $100 liquidation preference of the Series A Preferred Stock, plus the amount of any accrued but unpaid dividends as of the date the holder of the Series A Preferred Stock elects to convert, by (ii) the conversion price of $7.00. Currently, the 126,000 shares of Series A Preferred Stock held by the Preferred Stockholders are convertible into 1,800,000 shares of Common Stock.

     The price per share of Common Stock into which the Series A Preferred Stock is convertible is subject to adjustment pursuant to the following anti-dilution provisions contained in the Series A Certificate of Designation: (i) below market issuances and above market repurchases of Common Stock by the Company;
(ii) the issuance of Common Stock as a dividend or distribution on the Common Stock; (iii) a subdivision, split or combination of the Common Stock; or (iv) a capital reorganization of the Company, a reclassification of the capital stock of the Company or a consolidation or merger of the Company with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock).

Dividends and Liquidation Preference.

     The Company will pay a preferred cumulative dividend in the amount of 7.50% per annum on the Series A Preferred Stock for the first three years, and 4.65% thereafter. For the first three years, dividends on the Series A Preferred Stock are payable in additional shares of Series A Preferred Stock ("Additional A Shares"). During the next two years, dividends will be paid in Additional A Shares or, at the option of the Company or the holders of a majority of the then outstanding shares of Series A Preferred Stock, in cash. Dividends paid thereafter will be paid in cash. The dividends will be paid quarterly on March 31, June 30, September 30 and December 31 of each year commencing June 30, 1999. Any Additional A Shares will be valued at $100 each for purposes of determining the number of Additional A Shares to be issued in satisfaction of cumulative accrued dividends, and each such Additional A Share will be issued

                                      (28)
with one Series 1-A Warrant to purchase 13.5 shares of Common Stock at the same exercise price as the Series 1-A Warrants originally issued to the Preferred Stockholders, as described below. No dividends may be paid or declared or set aside for payment or other distribution upon the Common Stock until full cumulative dividends on the shares of Series A Preferred Stock have been paid in full.

     The Series A Preferred Stock, and the other Series A Securities, as described below, is also entitled to share in any dividends the Company may declare on its Common Stock. In the event the Company declares a dividend on its Common Stock, the holders of the Series A Preferred Stock will be entitled to receive an amount equal to the amount of the dividends such holder would have received had the Series A Preferred Stock been converted into Common Stock as of the date immediately prior to the record date of such Common Stock dividend.

     Each share of Series A Preferred Stock has a liquidation preference in the amount of $100, plus any accrued and unpaid dividends. In the event of a liquidation of the Company, no distribution may be made to the holders of Common Stock until the holders of the Series A Preferred Stock have received such liquidation preference.

Redemption.

     The Series A Preferred Stock is subject to mandatory and optional redemption. On June 30, 2012, the Company will be required to redeem all shares of Series A Preferred Stock then outstanding, including any Additional A Shares then issuable, at a redemption price per share equal to the $100 liquidation preference for the Series A Preferred Stock, plus the amount of any accrued and unpaid dividends as of such date.

     At the option of the Company, at any time after (i) June 30, 2004 or (ii) June 30, 2002 if the closing price of the Common Stock quoted on the Nasdaq National Market (or the primary national securities exchange on which the Common Stock is then listed) on each of the preceding 30 trading days is greater than $12 per share, the Company may redeem all of the then outstanding shares of Series A Preferred Stock, including any Additional A Shares then issuable, at a redemption price per share equal to 103% of the $100 liquidation preference for the Series A Preferred Stock, plus the amount of any accrued and unpaid dividends as of such date.

     At the option of the holders of a majority of the then outstanding shares of Series A Preferred Stock, the Company is required to redeem all or any number of such holders' shares of Series A Preferred Stock in the event of a "change of control" at a redemption price per share equal to the $100 liquidation preference for the Series A Preferred Stock, plus the amount of any accrued and unpaid dividends as of such date.

     The Series A Certificate of Designation provides that the occurrence of any of the following events constitutes a "change of control:" (i) the acquisition by a party other than Apollo Management, L.P., any of its affiliates or any of the Preferred Stockholders of more than 50% of the then outstanding Common Stock or the combined voting power of the Company's voting securities, with certain exceptions; (ii) a majority of the individuals who, as of June 4, 1999, constituted those members of the Board of Directors not elected by the holders of the

                                      (29)

Series A Preferred Stock cease to serve on the Board of Directors, with certain exceptions; or (iii) the approval by the Stockholders of certain fundamental corporate transactions pursuant to which control and ownership of the Company is changed.

Voting Rights.

     The holders of the Series A Preferred Stock are entitled to vote on all matters presented to the holders of the Common Stock. Each share of Series A Preferred Stock entitles the holder thereof to cast 0.875 votes for each share of underlying Common Stock into which the Series A Preferred Stock is then convertible, or, 12.5 votes per share of Series A Preferred Stock for an aggregate of 1,575,000 votes associated with the 126,000 shares of Series A Preferred Stock issued on June 4, 1999, representing approximately 3.4% of the voting power of the Company's outstanding securities, which does not include any additional shares of Series A Preferred Stock issuable in satisfaction of dividends on such outstanding shares of Series A Preferred Stock; provided, however, that, pursuant to the Series A Certificate of Designation, the total voting power of the Series A Preferred Stock may not exceed the voting power of 2,120,000 shares of Common Stock prior to the obtaining of Stockholder approval of this Proposal II, and may not exceed the voting power of 9,750,000 shares of Common Stock in the event such approval is obtained. The Series A Certificate of Designation provides that the holders of the Series A Preferred Stock are not entitled to vote on this Proposal II. See the table above under "The Transaction
- After Conversion of Series B Securities into Series A Securities" for a presentation of the effect of Stockholder approval of this Proposal II.

     In addition, so long as any shares of Series A Preferred Stock are outstanding, the Company may not amend, alter or repeal, in any manner whatsoever, its Certificate of Incorporation or By-Laws or any provision of the Series A Certificate of Designation in a manner that would adversely affect the voting power of the Series A Preferred Stock or any other rights or privileges of the holders thereof, without the consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock.

Preemptive Rights.

     The holders of shares of Series A Preferred Stock have the right to purchase their pro rata portions of any future private placements by the Company of equity or equity-linked securities, other than (i) securities issued pursuant to the exercise of options or warrants outstanding as of June 4, 1999, options awarded to employees or directors of the Company after June 4, 1999 pursuant to currently existing employee incentive plans, and options issued after June 4, 1999 under new employee incentive plans approved by the Board of Directors and by Apollo Investment Fund IV, L.P. or any of its affiliates; and (ii) securities issued as consideration in acquisitions by the Company.

Terms Of The Series B Preferred Stock

     A copy of the Certificate of Designation establishing the Series B Preferred Stock (the "Series B Certificate of Designation"), as filed with the Secretary of State of Delaware, is included in this Proxy Statement as Appendix
B. The following summary of the provisions of

                                      (30)
the Series B Preferred Stock is qualified in its entirety by, and should be read in conjunction with, the Series B Certificate of Designation.

     The Series B Certificate of Designation authorizes 1,500,000 shares of Series B Preferred Stock, par value $.01 per share, and fixes a purchase price of $100 per share. The Series B Preferred Stock will rank senior (with respect to dividends and liquidation payments) to any future preferred stock of the Company. The Series B Preferred Stock is substantially similar to the Series A Preferred Stock. The principal differences are that the Series B Preferred Stock is convertible into Non-Voting Common Stock rather than Common Stock, the Series B Preferred Stock is not entitled to vote and is not redeemable at the option of the Company.

Conversion Rights.

     Upon Stockholder approval of Proposal II prior to the Outside Date, each of the 744,000 shares of Series B Preferred Stock (plus any additional shares of Series B Preferred Stock issued or issuable in connection with dividends paid or accrued on such Series B Preferred Stock), 744,000 Series 1-B Warrants (plus any additional Series 1-B Warrants issued or issuable in connection with dividends paid or accrued on the Series B Preferred Stock) and 10,345,548 Series 2-B Warrants will automatically convert into one fully-paid and non-assessable share of Series A Preferred Stock, one Series 1-A Warrant and one Series 2-A Warrant, respectively, without any further action on the part of the Company or the holders thereof.

     Each share of Series B Preferred Stock is currently convertible into a number of shares of Non-Voting Common Stock of the Company determined by dividing (i) the $100 liquidation preference of the Series B Preferred Stock, plus the amount of any accrued but unpaid dividends as of the date the holder of the Series B Preferred Stock elects to convert, by (ii) the conversion price of $7.00. Currently, the 744,000 shares of Series B Preferred Stock issued to the Preferred Stockholders are convertible into 10,628,571 shares of Non-Voting Common Stock.

     The price per share of Non-Voting Common Stock into which the Series B Preferred Stock is convertible is subject to adjustment pursuant to the anti-dilution provisions contained in the Series B Certificate of Designation. Such anti-dilution provisions are the same as those provided for in the Series A Certificate of Designation, as described above.

     In the event the Stockholders do not approve this Proposal II and Proposal III prior to the Outside Date, and on or after the Outside Date any holder of Series B Preferred Stock elects to convert such shares into Non-Voting Common Stock, then the Company will be unable to issue Non-Voting Common Stock at the time of such election and will be required to use its reasonable efforts to deliver to such holder, upon the surrender of such holder's Series B Preferred Stock, securities, cash or other property that would provide such holder with the economic equivalent of a conversion of the Series B Preferred Stock into, and an immediate sale of, Non-Voting Common Stock.

                                      (31)

Dividends and Liquidation Preference.

     The Company will pay a preferred cumulative dividend in the amount of 7.50% per annum on the Series B Preferred Stock for the first three years, and 4.65% thereafter; provided, that, if the Stockholders do not approve this Proposal II prior to the Outside Date, then, commencing on the Outside Date, the per annum dividend rate will increase to 12.50% until the Stockholders approve the conversion. For the first three years, dividends on the Series B Preferred Stock are payable in additional shares of Series B Preferred Stock ("Additional B Shares"). During the next two years, dividends will be paid in Additional B Shares or, at the option of the Company or the holders of a majority of the then outstanding shares of Series B Preferred Stock, in cash. Dividends paid thereafter will be paid in cash. The dividends will be paid quarterly on March 31, June 30, September 30 and December 31 of each year commencing June 30, 1999. Any Additional B Shares will be valued at $100 each for purposes of determining the number of Additional B Shares to be issued in satisfaction of cumulative accrued dividends, and each such Additional B Share will be issued with one Series 1-B Warrant to purchase 13.5 shares of Non-Voting Common Stock at the same exercise price as the Series 1-B Warrants originally issued to the Preferred Stockholders, as described above. No dividends may be paid or declared or set aside for payment or other distribution upon the Common Stock or the Non-Voting Common Stock until full cumulative dividends on the shares of Series B Preferred Stock have been paid in full.

     The Series B Preferred Stock, and the other Series B Securities, as described below, is also entitled to share in any dividends the Company may declare on its Common Stock. In the event the Company declares a dividend on its Common Stock, the holders of the Series B Preferred Stock, will be entitled to receive an amount equal to the amount of the dividends such holder would have received had the Series B Preferred Stock been converted into Common Stock (on the basis of one share of Common Stock for each share of Non-Voting Common Stock into which the Series B Preferred Stock is then convertible) as of the date immediately prior to the record date of such Common Stock dividend.

     Each share of Series B Preferred Stock has a liquidation preference in the amount of $100, plus any accrued and unpaid dividends. The holders of the Series B Preferred Stock are entitled to receive distributions in liquidation pari passu with any distributions made to the holders of the Series A Preferred Stock. In the event of a liquidation of the Company, no distributions may be made to the holders of Common Stock or Non-Voting Common Stock until the holders of the Series B Preferred Stock have received such liquidation preference.

Redemption.

     The Series B Preferred Stock is subject to mandatory and optional redemption. On June 30, 2012, the Company will be required to redeem all shares of Series B Preferred Stock then outstanding, including any Additional B Shares then issuable, at a redemption price per share equal to the $100 liquidation preference for the Series B Preferred Stock, plus the amount of any accrued and unpaid dividends as of such date.

                                      (32)

     In the event the Stockholders do not approve this Proposal II, and as a result the Series B Preferred Stock will not have been automatically converted into Series A Preferred Stock on or prior to the Outside Date, the holders of a majority of the then outstanding shares of Series B Preferred Stock will have the right to require the Company to redeem all of the then outstanding shares of Series B Preferred Stock, at a redemption price per share equal to 110% of the $100 liquidation preference for the Series B Preferred Stock, plus the amount of any accrued and unpaid dividends as of such date. In the event of such a redemption, the $74,400,000 of the proceeds from the sale of the Series B Securities to the Preferred Stockholders currently being held in escrow will be returned to the Preferred Stockholders in exchange for their shares of Series B Preferred Stock, and the Company will be required to pay to such holders a premium of approximately $7,600,000.

     The holders of a majority of the then outstanding shares of Series B Preferred Stock also have the right to require the Company to redeem all or any number of such holders' shares of Series B Preferred Stock in the event of a "change of control" at a redemption price per share equal to the $100 liquidation preference for the Series B Preferred Stock, plus the amount of any accrued and unpaid dividends as of such date. The events constituting a "change of control" under the Series B Certificate of Designation are the same as those provided for in the Series A Certificate of Designation, as described above.

Voting Rights.

     The Series B Preferred Stock has no voting rights. However, so long as any shares of Series B Preferred Stock remain outstanding, the Company may not amend, alter or repeal, in any manner whatsoever, its Certificate of Incorporation or By-Laws, or any provision of the Series B Certificate of Designation, in a manner that would adversely affect any rights or privileges of the holders of the Series B Preferred Stock, without the consent of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock.

Preemptive Rights.

     The holders of shares of Series B Preferred Stock have the right to purchase their pro rata portions of any future private placements by the Company of equity or equity-linked securities, other than (i) securities issued pursuant to the exercise of options or warrants outstanding as of June 4, 1999, options awarded to employees or directors of the Company after June 4, 1999 pursuant to currently existing employee incentive plans, and options issued after June 4, 1999 under new employee incentive plans approved by the Board of Directors and by Apollo Investment Fund IV, L.P. or any of its affiliates; and (ii) securities issued as consideration in acquisitions by the Company.

Terms Of The Warrants

     A copy of the respective Forms of Series 1-A Warrant, Series 2-A Warrant, Series 1-B Warrant and Series 2-B Warrant (collectively, the "Warrant Documents") governing the Series 1-A Warrants, Series 2-A Warrants, Series 1-B Warrants and Series 2-B Warrants (collectively, the "Warrants"), respectively, are included in this Proxy Statement as Appendices

                                      (33)

C, D, E and F. The following summary of the provisions of such securities is qualified in its entirety by, and should be read in conjunction with, the Warrant Documents.

Exercise Rights.

     The 126,000 Series 1-A Warrants issued with the Series A Preferred Stock and the 744,000 Series 1-B Warrants issued with the Series B Preferred Stock are currently exercisable for 1,701,000 shares of Common Stock and 10,044,000 shares of Non-Voting Common Stock, respectively, at a variable exercise price ranging from $0.01 to $4.20 per share, based on the then current market price of the Common Stock, as set forth in the table below (or, if the fair value of one share of Common Stock on the date of exercise falls between any of the prices in the left column, then the exercise price will be calculated by linear interpolation between the corresponding exercise prices in the right column):

   Fair Value of one Share of
Common Stock on Date of Exercise                      Exercise Price
--------------------------------                      --------------
          $4.00 or less                                   $4.20
              $5.00                                       $3.59
              $6.00                                       $1.61
          $7.00 or more                                   $0.01

The 1,916,994 Series 2-A Warrants and the 10,345,548 Series 2-B Warrants are currently exercisable for 1,916,994 shares of Common Stock and 10,345,548 shares of Non-Voting Common Stock, respectively, at an initial exercise price of $7.00 per share. All of the Warrants may be exercised on a cashless exercise basis. In the event the Stockholders do not approve this Proposal II prior to the Outside Date, the exercise price of all the Warrants will be reset to $0.01 per share of Common Stock or Non-Voting Common Stock, as the case may be.

     The price per share of Common Stock or Non-Voting Common Stock, as the case may be, for which the Warrants are exercisable, and the number of shares of Common Stock or Non-Voting Common Stock, as the case may be, for which the Warrants are exercisable, are also subject to adjustment pursuant to the following anti-dilution provisions contained in each of the Warrant Documents:
(i) below market issuances and above market repurchases of Common Stock by the Company; (ii) the issuance of Common Stock as a dividend or distribution on the Common Stock; (iii) a subdivision, split or combination of the Common Stock; or
(iv) a capital reorganization of the Company, a reclassification of the capital stock of the Company or a consolidation or merger of the Company with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock).

     See the table above under "The Transaction - After Conversion of Series B Securities into Series A Securities" for a presentation of the effect of Stockholder approval of this Proposal II.

                                      (34)

     Upon Stockholder approval of this Proposal II prior to the Outside Date, each of the 744,000 Series 1-B Warrants (plus any additional Series 1-B Warrants issued or issuable in connection with dividends paid or accrued on the Series B Preferred Stock) and 10,345,548 Series 2-B Warrants will automatically convert into one Series 1-A Warrant and one Series 2-A Warrant, respectively, without any further action on the part of the Company or the holder thereof. In the event the Stockholders do not approve this Proposal II and Proposal III prior to the Outside Date, and on or after the Outside Date any holder of Series 1-B Warrants or Series 2-B Warrants elects to exercise such warrants for Non-Voting Common Stock, then the Company will be unable to issue Non-Voting Common Stock at the time of such election and will be required to use its reasonable efforts to deliver to such holder, upon the surrender of such holder's Series 1-B Warrants or Series 2-B Warrants, cash or other property that would provide such holder with the economic equivalent of an exercise of the Series 1-B Warrants or Series 2-B Warrants for, and an immediate sale of, Non-Voting Common Stock.

Dividends.

     The Warrants are entitled to share in any dividends the Company may declare on its Common Stock. In the event the Company declares a dividend on its Common Stock, (i) the holders of the Series 1-A Warrants and Series 2-A Warrants will be entitled to receive an amount equal to the amount of the dividends such holder would have received had the Series 1-A Warrants and Series 2-A Warrants been exercised for Common Stock, and (ii) the holders of the Series 1-B Warrants and Series 2-B Warrants will be entitled to receive an amount equal to the amount of the dividends such holder would have received had the Series 1-B Warrants and Series 2-B Warrants been exercised for Common Stock (on the basis of one share of Common Stock for each share of Non-Voting Common Stock into which the Series 1-B Warrants and Series 2-B Warrants are then exercisable), as of the date immediately prior to the record date of such Common Stock dividend.

Voting Rights.

     The Warrants do not carry voting rights.

Certain Voting Rights Of The Series A Preferred Stock

     Pursuant to the Series A Certificate of Designation, for so long as Apollo Investment Fund IV, L.P. or any of its affiliates beneficially own at least 100,000 shares of Series A Preferred Stock, the holders of the Series A Preferred Stock, voting as a separate class, have the right to elect one of the members of the Company's Board of Directors (the "Preferred Stock Director"). In addition, in the event the Stockholders approve this Proposal II, the Board of Directors will be increased to eight members and the holders of Series A Preferred Stock will have the right to elect one additional Preferred Stock Director, for a total of two Preferred Stock Directors out of a total of eight members of the Board of Directors. If the size of the Board of Directors is thereafter increased, then the holders of Series A Preferred Stock will have the right to maintain their proportionate representation on the Board of Directors. If Proposal II is approved by the Stockholders, the holders of the Series A Preferred Stock intend to elect Michael Gross (age 37) to the Board of Directors. Mr. Gross is one of the founding principals of Apollo

                                      (35)

Advisors, L.P. and of Lion Advisors, L.P. Mr. Gross is also a director of Alliance Imaging, Inc., Allied Waste Industries, Inc., Breuners Home Furnishings, Inc., Converse, Inc., Florsheim Group, Inc., United Rentals, Inc., Building One Services Corp., and Saks Incorporated.

     The holders of Series A Preferred Stock will also have the right, voting separately as a class, to elect a sufficient number of additional directors such that the Preferred Stock Directors constitute a majority of the Board of Directors in the case of any of the following events of non-compliance on the part of the Company: (i) any breach by the Company of certain of its agreements and covenants set forth in the Securities Purchase Agreement with Apollo or the Series A Certificate of Designation, including those relating to (A) the right to participate in certain future offerings of securities by the Company, (B) consent rights of the Preferred Stockholders, as described below under "Certain Consent Rights of the Preferred Stockholders," (C) registration rights, (D) the payment of dividends, (E) mandatory and optional redemption, (F) voting rights,
(G) conversion rights and (H) preemptive rights; (ii) any acceleration or default of an obligation of the Company for the payment of indebtedness in excess of $10,000,000 that is not cured within 15 days from the date of such acceleration or default; or (iii) the Common Stock is no longer listed for trading on a United States national securities exchange or the Nasdaq National Market. Such right will continue until all such events of non-compliance have been cured, subject to revesting in the event of each and every subsequent event of non-compliance.

Certain Consent Rights Of The Preferred Stockholders

     For so long as the Preferred Stockholders beneficially own at least 100,000 shares of Series A Preferred Stock, the Company may not, and may not permit any of its subsidiaries to, without the prior written consent of the Preferred
Stockholders: (i) merge, consolidate or amalgamate with any person or entity, except in connection with certain permitted acquisitions; (ii) effect, approve or authorize any liquidation of the Company or any recapitalization or reorganization of the Company or any of its subsidiaries; (iii) directly or indirectly declare or pay any dividend or make any other distribution in respect thereof, or directly or indirectly redeem or repurchase any shares of capital stock of the Company, whether in cash or property or in obligations of the Company or any of its subsidiaries (other than in connection with any dividend on, distribution upon or redemption of any Series A Securities or Series B Securities); (iv) agree to any provision in any agreement that would impose any restriction on the ability of the Company to honor the exercise of any rights of the holders of the Series A Securities or Series B Securities; (v) enter into any transaction with any of its affiliates, unless such transaction is in the ordinary course of business of the Company and its subsidiaries and upon fair and reasonable terms no less favorable than would be obtained in a comparable arm's length transaction with a non-affiliate; (vi) materially alter or change the business of the Company or any of its subsidiaries as it is currently conducted or planned to be conducted; (vii) hire or fire, or amend the employment terms of, the Chief Executive Officer or the Chief Operating Officer of the Company; (viii) acquire or dispose of any business or assets with an aggregate value in excess of $2,500,000; (ix) adopt any employee stock option plans or stock incentive plan, or alter any of the Company's equity incentive plans for executive officers; (x) take certain actions described in the Series A Certificate of Designation or the Series B Certificate of Designation; or (xi) agree or otherwise commit to take any of the foregoing actions.

                                      (36)

Use Of Proceeds

     The Company will use the proceeds from the sale of the Series A Securities and Series B Securities (including any such proceeds when and if they are released to the Company from escrow) to provide investment and acquisition capital, to repay indebtedness and for general corporate purposes.

Validity Of Issuance Of The Series A Preferred Stock

     Proposal II is being submitted to the Stockholders for the sole purpose of complying with the requirements of the Nasdaq National Market. The failure to approve Proposal II will have no effect on the validity of the Series A Preferred Stock and Series B Preferred Stock and all shares of such preferred stock will remain outstanding in such case.

Required Vote

     The affirmative vote of the holders of a majority of the shares of Common Stock voted at the Annual Meeting is required to approve this Proposal II. The Series A Preferred Stock is not entitled to vote in connection with this Proposal II.

Recommendation Of The Board Of Directors

     THE BOARD OF DIRECTORS HAS APPROVED THE MATTERS SET FORTH IN PROPOSAL II AND BELIEVE THAT THEY ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSAL II. THE BOARD OF DIRECTORS APPROVED SUCH MATTERS PRIOR TO MESSRS. AFRICK AND ROWAN BEING ELECTED TO THE BOARD OF DIRECTORS.


                                      (37)

                                  PROPOSAL III
                           AMENDMENT TO THE COMPANY'S
                 CERTIFICATE OF INCORPORATION TO CREATE A CLASS
                           OF NON-VOTING COMMON STOCK

     At the Annual Meeting, the Board of Directors will submit for consideration by the Stockholders a proposal to amend the Company's Certificate of Incorporation to authorize 100,000,000 shares of Non-Voting Common Stock.

Background

     As described above under Proposal II, the Company has issued and sold to the Preferred Stockholders 744,000 shares of Series B Preferred Stock, 744,000 Series 1-B Warrants and 10,345,548 Series 2-B Warrants, convertible into, or exercisable for, an aggregate of 31,018,119 shares of Non-Voting Common Stock. If the Stockholders do not approve Proposal II, (i) all of the Series B Securities would remain outstanding, (ii) the Preferred Stockholders would have the right to have all of the Series B Preferred Stock redeemed by the Company for the full purchase price of $74,400,000 (plus accrued dividends), plus a premium of approximately $7,600,000, and (iii) the exercise price of the Series 1-B Warrants and Series 2-B Warrants, which are not redeemable, would be reset to $.01 per share of Non-Voting Common Stock. In such event, the Series 1-B Warrants and the Series 2-B Warrants would continue to be exercisable for Non-Voting Common Stock and, if the holders of the Series B Securities do not elect to have their shares of Series B Preferred Stock redeemed by the Company, all of the Series B Preferred Stock would continue to be convertible into Non-Voting Common Stock. However, the Company would be unable to issue shares of Non-Voting Common Stock in either case because the Company's Certificate of Incorporation does not currently provide for authorized non-voting common stock of the Company. Therefore, if both Proposals II and III were not approved by the Stockholders, the Company would be obligated to use its reasonable efforts to provide such holders with the economic equivalent of a conversion of the Series B Preferred Stock into, or an exercise of the Series 1-B Warrants or Series 2-B Warrants for, and an immediate sale of, Non-Voting Common Stock, upon the surrender of such holders' Series B Securities. See the discussion above under the heading "The Annual Meeting -- Nasdaq National Market Listing."

     If Proposal II is approved by the Stockholders, all of the outstanding Series B Preferred Stock, Series 1-B Warrants and Series 2-B Warrants will, without any action on the part of the holders thereof, be converted into Series A Preferred Stock, Series 1-A Warrants and Series 2-A Warrants, respectively, on a one-for-one basis, and the Board of Directors would not be required to effect an amendment to the Company's Certificate of Incorporation to create the class of Non-Voting Common Stock, as described in this Proposal III, in order to satisfy the full conversion and exercise rights associated with the Series B Securities. However, the Board of Directors may deem it advisable and in the best interests of the Company to issue Non-Voting Common Stock for other corporate purposes.

                                      (38)

     Therefore, the Board of Directors deems it advisable that the Company's Certificate of Incorporation be amended to authorize 100,000,000 shares of Non-Voting Common Stock (i) in the event Proposal II is not approved by the Stockholders, in order to have a sufficient number of such shares to accommodate an issuance of Non-Voting Common Stock upon an election to convert or exercise the Series B Securities, or (ii) in the event Proposal II is approved, to provide the flexibility to meet the Company's future capital needs, whether as a result of growth generated internally or generated externally through mergers and acquisitions. Such newly authorized shares of Non-Voting Common Stock would be available for possible use in connection with future financings, investment opportunities, mergers and acquisitions, employee benefit plans, other distributions such as stock dividends or stock splits or for other corporate purposes. The Board of Directors does not currently have any definitive plans or commitments that would require the issuance of any of the Non-Voting Common Stock, except in connection with the failure to obtain Stockholder approval for conversion of the Series B Securities into Series A Securities as described in Proposal II.

     In the event this Proposal III is approved by the Stockholders, Article Fourth of the Company's Certificate of Incorporation would be amended as set forth in the form of Certificate of Amendment to the Certificate of Incorporation (the "Certificate of Amendment"), attached to this Proxy Statement as Appendix G; provided, however, that such form of Certificate of Amendment is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the authorization of Non-Voting Common Stock.

Terms of Non-Voting Common Stock

     The holders of Non-Voting Common Stock will have no voting rights, except as required by the Delaware General Corporation Law. The Delaware General Corporation Law requires that the holders of Non-Voting Common Stock have the right to vote on proposals to change the par value of the Non-Voting Common Stock or to alter or change the powers, preferences or special rights, if any, of the Non-Voting Common Stock.

     Each share of Common Stock and Non-Voting Common Stock will be equal with respect to dividends and other distributions in cash, property or shares of stock of the Company (including distributions in connection with any recapitalization).

     Like the existing Common Stock, the Non-Voting Common Stock will be freely transferable, and except for federal and state securities law restrictions on directors, officers and other affiliates of the Company and on persons holding "restricted" stock, holders of Non-Voting Common Stock will not be restricted in their ability to sell or transfer any such shares. However, the Company does not currently anticipate that the Non-Voting Common Stock will be quoted on the Nasdaq National Market or any other exchange.

     Like the existing Common Stock, the Non-Voting Common Stock will not carry any preemptive rights enabling its holder to subscribe for or receive shares of any class of stock of the Company (or any other securities convertible into such shares) which may be issued by the Company.

                                      (39)

Required Vote

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve this Proposal III. The Series A Preferred Stock is not entitled to vote in connection with this Proposal III.

Recommendation Of The Board Of Directors

     THE BOARD OF DIRECTORS HAS APPROVED THE MATTERS SET FORTH IN PROPOSAL III AND BELIEVE THAT THEY ARE IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSAL III. THE BOARD OF DIRECTORS APPROVED SUCH MATTERS PRIOR TO MESSRS. AFRICK AND ROWAN BEING ELECTED TO THE BOARD OF DIRECTORS.


                                      (40)

                                   PROPOSAL IV
         RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS
                                 OF THE COMPANY

     The firm of KPMG LLP, independent accountants, audited the financial statements of the Company for the year ended December 31, 1998. The Board of Directors of the Company has unanimously reappointed, and recommends to the Stockholders the ratification of the appointment of, KPMG LLP as independent auditors for the Company for the year ending December 31, 1999. If the appointment is not ratified by the Stockholders, the Board of Directors may reconsider its recommendation.

     A representative of KPMG LLP is expected to be available at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she so desires. This Proposal IV requires the approval of at least a majority of the votes represented in person or by proxy and cast at the Annual Meeting.

Required Vote

     The affirmative vote of the holders of a majority of the shares of Common Stock voted at the Annual Meeting is required to approve this Proposal IV.

Recommendation Of The Board Of Directors

     THE BOARD OF DIRECTORS HAS REAPPOINTED, AND RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF, KPMG LLP AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1999.

                                      (41)

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes thereto set forth certain information, as of June 4, 1999, regarding beneficial ownership of the shares of voting securities of the Company, consisting of Common Stock and Series A Preferred Stock, by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock or Series A Preferred Stock, (ii) each of the Company's named executive officers under the Summary Compensation Table under the heading "Executive Compensation," (iii) each director and nominee for director, and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the Stockholders listed possess sole voting and investment power with respect to the shares indicated as owned by them.

                                                                                  Number of Shares of
                                                                                      Common Stock         Percentage of
Name and Address (1)                     Position                                         Owned                Class
--------------------                     --------                                 -------------------      -------------
Glenn S. Meyers                          Chairman of the Board of                      1,954,607(2)             5.0%
                                         Directors, President and CEO

William A. Wilson                        Former President and CEO                        499,300(3)             1.3%

John S. Gross                            Senior Vice President, Chief                     50,000(4)             0.1%
                                         Financial Officer, Treasurer
                                         and Assistant Secretary

Jeffrey M. Killeen                       Director                                         -     (5)             0.0%

Steven Winograd                          Director                                     45,030(5)(11)             0.1%

Richard T. Liebhaber                     Director                                         -     (6)             0.0%

Andrew Africk                            Director                                         -     (7)             0.0%

Marc J. Rowan                            Director                                         -     (7)             0.0%

Irwin L. Gross                           Former Chairman of the Board of               2,489,408(8)             6.4%
Ocean Castle Investments                 Directors, President and CEO
1811 Chestnut Street, #120
Philadelphia PA  19103

Laura Huberfeld/Naomi Bodner                                                              2,000,000             5.2%
Partnership
152 W. 57th Street
New York, NY  10019

[Table continued]


                                      (42)


Apollo Investment Fund IV, L.P.                                                    5,417,994(9)(10)         12.5%(9)
c/o Apollo Advisors IV, L.P.
Two Manhattanville Road
Purchase NY  10577

Apollo Overseas Partners IV, L.P.                                                           (9)(10)              (9)
c/o Apollo Advisors IV, L.P.
Two Manhattanville Road
Purchase NY  10577

AIF IV/RRRR LLC                                                                             (9)(10)              (9)
c/o Apollo Advisors IV, L.P.
Two Manhattanville Road
Purchase NY  10577

All Executive Officers and Directors                                                      2,074,637             5.3%
as a group (7 persons)

-----------------

(1) Addresses are included for beneficial owners of more than 5%. Beneficial ownership has been determined pursuant to Rule 13d-3 of the Exchange Act.

(2) Includes 1,454,607 shares of Common Stock and currently exercisable options to purchase 500,000 shares of Common Stock. Does not include options to purchase an additional 1,500,000 shares of Common Stock at $2.375 per share that will vest through 4/15/03.

(3) Consists of shares of Common Stock which may be acquired pursuant to options currently exercisable at prices ranging between $2.15 and $3.84 per share.

(4) Consists of shares of Common Stock which may be acquired pursuant to options currently exercisable at $2.375 per share. Does not include options to purchase 100,000 shares of Common Stock at $2.375 per share that will vest in two equal annual installments through 5/12/01, contingent on continued employment.

(5) Does not include options to purchase 75,000 shares of Common Stock at $1.9375 per share that will vest in three equal annual installments through 10/28/01, contingent on continued service as a director (applies to each of Killeen and Winograd).

(6) Does not include options to purchase 75,000 shares of Common Stock at $2.8125 per share that will vest in three equal annual installments through 11/2/01, contingent on continued service as a director.

(7) Does not include options to purchase 75,000 shares of Common Stock at $7.00 per share that will vest in three equal annual installments through 6/4/02, contingent on continued service as a director. Messrs. Africk and Rowan are affiliates of the Preferred Stockholders discussed in Notes 9 and 10 below.

(8) Includes 864,373 shares of Common Stock, options to purchase 475,000 shares of Common Stock currently exercisable at $3.84 per share, and options to purchase 166,667 shares of Common Stock currently exercisable at $2.375 per share. Also includes 651,692 shares of Common Stock held of record by a Trust for the benefit of the children of Mr. Irwin Gross, with respect to which there is an independent Trustee, and 351,676 shares held by a Charitable Trust for the benefit of Mr. Irwin Gross, with respect to which Mr. Irwin Gross exercises voting and investment power. Does not include options to purchase 333,333 shares of Common Stock, exercisable at $2.375 per share, which will vest ratably over a two year period ending April 2001.

(9) Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P. and AIF IV/RRRR LLC collectively possess the shared voting and dispositive power


                                      (43)
     relating to an aggregate of 5,417,994 shares of Common Stock which may be acquired upon conversion or exercise of an aggregate of 126,000 shares of the Company's Series A Convertible Preferred Stock, 126,000 Series 1-A Warrants and 1,916,994 Series 2-A Warrants acquired by such Preferred Stockholders on June 4, 1999, pursuant to the Securities Purchase Agreement with Apollo. Of such aggregate shares of Common Stock, the following sets forth the number of shares of Common Stock which may be acquired upon conversion or exercise of such securities as to which each such person possesses the sole voting and dispositive power: Apollo Investment Fund IV,
     L.P.: 4,193,657 shares of Common Stock (9.7%); Apollo Overseas Partners IV,
     L.P.: 224,889 shares of Common Stock (0.5%); and AIF IV/RRRR LLC: 999,448 shares of Common Stock (2.3%). Each of the 126,000 shares of Series A Preferred Stock is entitled to 0.875 votes for each share of underlying Common Stock into which the Series A Preferred Stock is convertible, or
     12.5 votes per share for an aggregate of 1,575,000 votes as of June 4, 1999, and vote as a single class with the holders of Common Stock. The 126,000 shares of Series A Preferred Stock represent 100% of the outstanding Series A Preferred Stock and were held by the Preferred Stockholders on June 4, 1999 as follows: Apollo Investment Fund IV, L.P.:
     97,527 shares of Series A Preferred Stock (77.4%); Apollo Overseas Fund IV,
     L.P.: 5,230 shares of Series A Preferred Stock (4.2%); and AIF IV/RRRR LLC:
     23,243 shares of Series A Preferred Stock (18.4%).

(10) On June 4, 1999, the Preferred Stockholders also purchased an aggregate of 744,000 shares of Series B Preferred Stock, 744,000 Series 1-B Warrants and 10,345,548 Series 2-B Warrants which are convertible into, or exercisable for, an aggregate of 31,018,119 shares of Non-Voting Common Stock. The Company's certificate of incorporation does not currently authorize the issuance of Non-Voting Common Stock, and the Company is seeking such authorization at the Annual Meeting of Stockholders. Under the Securities Purchase Agreement with Apollo, the Company is required to seek Stockholder approval for the conversion (the "Series B-to-A Conversion") of the Series B Securities into an equal amount of Series A Securities, as well as the creation of Non-Voting Common Stock, on or prior to October 2, 1999. If the Stockholders approve the Series B-to-A Conversion, then the Series B Preferred Stock, the Series 1-B Warrants and the Series 2-B Warrants will automatically be converted into an equal number of shares of Series A Preferred Stock, Series 1-A Warrants and Series 2-A Warrants, respectively, which, as of the issuance date of June 4, 1999 (along with the Series A Securities previously issued to the Preferred Stockholders), were convertible into or exercisable for an aggregate of 36,436,113 shares of Common Stock representing approximately 48.7% of the outstanding Common Stock of the Company as of June 4, 1999, computed as provided in Note (1) above, plus any additional shares of Common Stock which may be acquired upon the conversion or exercise of additional Series A Securities and Series B Securities issued or issuable in connection with dividends paid or accrued on the Series A Preferred Stock and Series B Preferred Stock.

(11) Steven Winograd invested $250,000 through AIF IV/RRRR LLC, one of the Preferred Stockholders discussed in Notes (9) and (10) above.


                                      (44)

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth, for the three years ended December 31, 1998, the compensation for services in all capacities earned by the Company's Chief Executive Officer and each other named executive officer whose total annual salary, bonus and other annual compensation exceeded $100,000 in 1998.


                           Summary Compensation Table

                                                    Annual Compensation
                          ------------------------------------------------------

                                                                   Other Annual
Name and Principal                     Salary          Bonus       Compensation
Position                  Year           ($)            ($)             ($)
--------------------------------------------------------------------------------
Glenn S. Meyers,          1998      $178,082(1)    $35,193(13)       $20,000(6)
President and CEO

William A. Wilson,        1998      $107,692(2)          -                    -
former President and CEO  1997       165,972(3)          -                    -
                          1996        70,833(3)          -                    -

John S. Gross, CFO        1998      $113,750(4)          -            $3,875(7)

Irwin L. Gross, former    1998      $ 91,400(5)          -            $3,600(6)
President and CEO         1997       305,000(5)          -             7,200(6)
                          1996       305,000(5)          -                    -



                                              Long Term Compensation
                          -----------------------------------------------------------------

                                        Awards                        Payouts
                                               Securities
                               Restricted      Underlying        LTIP        All other
Name and Principal               Stock        Options/ SARs    Payouts      Compensation
Position                      Award(s) ($)         (#)           ($)            ($)
-------------------------------------------------------------------------------------------
Glenn S. Meyers,                   -            2,000,000         -                      -
President and CEO

William A. Wilson,                 -                    -         -            $ 2,154(10)
former President and CEO           -              300,000(9)      -              1,028(10)
                                   -              100,000(9)      -                      -

John S. Gross, CFO                 -              150,000(8)      -                      -

Irwin L. Gross, former             -              500,000         -           $118,001(11)
President and CEO                  -                    -         -             45,353(12)
                                   -                    -         -              3,100(12)

----------------
(1)  Includes Mr. Meyers' annual salary of $250,000 from April 15, 1998.

(2) Includes Mr. Wilson's salary through October 13, 1998, the date of disposition of the Fresh Air Solutions, L.P. operations.

(3) Includes Mr. Wilson's compensation for consulting services provided to Engelhard/ICC of $100,000 in 1997, and $20,833 in 1996. Mr. Wilson's consulting services were covered under a consulting agreement which was terminated December 31, 1997.

(4)  Includes Mr. John Gross' annual salary of $175,000 from 5/13/1998.

(5) Includes Mr. Irwin Gross' annual salary of $155,000 received from Engelhard/ICC in his capacity as Chief Executive Officer covered under an employment agreement, which was terminated February 27, 1998, in connection with the restructuring of Engelhard/ICC.

(6)  Represents automobile allowance.

(7)  Represents expense allowance.

(8)  Stock options granted under the 1998 Incentive Stock Option Plan.

(9)  Stock options granted under the Non-Qualified Stock Option Plan.

(10) Represents a Company 401(k) Profit Sharing Plan employer match.

(11) Represents a severance payment of $116,857 pursuant to a letter agreement dated July 1, 1998 entered into in connection with Mr. Irwin Gross' resignation as Chairman of the Board of Directors of the Company, and a Company 401(k) Profit Sharing Plan employer match of $1,144.

(12) Represents loan forgiveness which includes principal and accrued interest in 1997 and an Engelhard/ICC 401(k) Profit Sharing Plan employer match of $3,100 in 1997 and 1996.

(13) Represents annual incentive compensation earned in 1998 pursuant to Mr. Meyers' Employment Agreement, dated effective April 15, 1998.

                                      (45)

     The following table sets forth information concerning grants of stock options to purchase Common Stock during the year ended December 31, 1998 to the named executive officers.


                         Option/SAR Grants in Last Year




                       Individual Grants
                       ---------------------------------------------------------

                       Number of
                       Securities           Percent of Total
                       Underlying           Options/SARs
                       Options/SARs         Granted to          Exercise or Base
                       Granted (#) (1)      Employees in Year   Price ($/Sh)
--------------------------------------------------------------------------------
Glenn S. Meyers        2,000,000(2)         39.8%               $2.375
William A. Wilson      -                    -                   -
John S. Gross            150,000(3)          3.0%               $2.375
Irwin L. Gross           500,000(4)         10.0%               $2.375



                                           Potential Realized Value at Assumed
                                           Annual Rates of Stock Price
                                           Appreciation for Option Term
                      ------------------------------------------------------------




                      Expiration Date      5% ($)              10% ($)
----------------------------------------------------------------------------------
Glenn S. Meyers       4/15/08              $8,281,157            $15,999,940
William A. Wilson     -                    -                     -
John S. Gross         9/18/03              $   98,425            $   217,494
Irwin L. Gross        4/15/01              $  328,084            $   724,981

----------

(1) The number of shares of Common Stock covered by the options are subject to anti-dilution adjustments in the event of any stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock. The vesting of the options is subject to acceleration in the event of a change in control of the Company, which means, generally, the consummation of any merger or consolidation involving the Company, any sale of substantially all of the Company's assets or other transaction or related transactions as a result of which a single person or several persons acting in concert own a majority of the shares of Common Stock or a lower percentage of Common Stock in certain cases (except for certain transactions that do not involve a change in the holders of a majority of the outstanding shares of Common Stock and the ownership of a majority of the outstanding shares of Common Stock by a single person).

(2) Pursuant to the acquisition of Rare Medium, Inc. by the Company, and as an inducement for him to enter into the agreement for his employment, Mr. Meyers was granted incentive and nonincentive stock options to acquire an aggregate of 2,000,000 shares of Common Stock at an exercise price equal to $2.375 per share, the fair value at the time of agreement, which options will become exercisable ratably on a monthly basis over a period of 60 months from the date of grant and expire ten years from the date of grant.

(3) These options were granted on September 18, 1998 at an exercise price of $2.375, the per share fair market value of the Common Stock at that time. The options have a term of five (5) years. Options are exercisable cumulatively in three (3) equal annual installments, with the first installment becoming exercisable on the one-year anniversary of the date of employment.

(4) Such options were granted at the time of the acquisition by the Company of Rare Medium, Inc. at an exercise price equal to the fair market value of the Common Stock at the time, which become exercisable ratably on an annual basis over a three (3) year period with the first installment becoming exercisable on the one-year anniversary of the date of grant.

                                      (46)

     The following table sets forth information concerning the exercise of options to purchase shares of Common Stock by the named executive officers during the year ended December 31, 1998, as well as the number and potential value of unexercised options (both options which are presently exercisable and options which are not presently exercisable) as of December 31, 1998.


                Aggregated Option/SAR Exercises in Last Year and
                           Year-End Option/SAR Values


                         Number of
                         Securities                        Number of Securities            Value of Unexercised
                         Underlying                        Underlying Unexercised          In-the-Money Options/SARs at
                         Options/ SARs         Value       Options/SARs at Year End (#)    year End ($)
Name                     Exercised (#)      Realized ($)   Exercisable/Unexercisable       Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------------------
Glenn S. Meyers           -                 -                  333,667 / 1,633,000         583,917 / 2,858,333

William A. Wilson         -                 -                  575,000 / 0                 834,987 / 0

John S. Gross             -                 -                  0 / 150,000                 0 / 262,500

Irwin L. Gross            -                 -                  1,173,000 / 500,000         1,267,844 / 875,000

Report on Repricing of Options

     In April, 1998, in connection with the Company's acquisition of Rare Medium, Inc., the Company's former Board of Directors reviewed and approved the repricing of certain stock options held by such directors and certain executive officers. The repricing of stock options was effected in recognition of the effects of such members of the Board of Directors and executive officers in effecting the change in the focus of the business of the Company from a desiccant-based climate control system manufacturer to an Internet professional services provider through the acquisition of Rare Medium, Inc. The table below sets forth the names of the former directors and executive officers whose stock options were repriced and certain details pertaining to such option repricings.


                            10-Year Option Repricings
--------------------------------------------------------------------------------------------------------------------------------
                                                              Market price                                 Length of original
                                      Number of securities    of stock at      Exercise price   New        option term
                                      underlying options      time of          at time of       exercise   remaining at date
Name                       Date       repriced (#)            repricing ($)    repricing ($)    price ($)  of repricing
--------------------------------------------------------------------------------------------------------------------------------
William A. Wilson,         4/16/98      30,000                3.59375          5.60             3.84375    6yrs., 3mos.
former President and CEO   4/16/98     100,000                3.59375          6.25             3.84375    8yrs., 6mos.
and director

Irwin L. Gross, former     4/16/98     300,000                3.59375          5.60             3.84375    6yrs., 3mos.
President and CEO and      4/16/98     175,000                3.59375          5.50             3.84375    6yrs., 3mos.
director

Robert O. Aders,           4/16/98      40,000                3.59375          6.25             3.84375    8yrs., 6mos.
former director            4/16/98      30,000                3.59375          5.75             3.84375    9yrs., 2mos.
                           4/16/98      30,000                3.59375          5.50             3.84375    8yrs., 8mos.

Charles T. Condy,          4/16/98      40,000                3.59375          8.25             3.84375    8yrs., 2mos.
former director            4/16/98      30,000                3.59375          5.50             3.84375    8yrs., 8mos.

(continued)

                                      (47)


Mark S. Hauser,            4/16/98      30,000                3.59375          5.50             3.84375    8yrs., 8mos.
former director            4/16/98      27,000                3.59375          8.125            3.84375    6yrs., 8mos.

Albert Resnick,            4/16/98     200,000                3.59375          5.50             3.84375    6yrs., 3mos.
former director            4/16/98      30,000                3.59375          5.60             3.84375    6yrs., 3mos.

Stephen Schachman,         4/16/98      30,000                3.59375          5.50             3.84375    6yrs., 3mos.
former director            4/16/98      30,000                3.59375          5.60             3.84375    8yrs., 8mos.

Andrew L. Shapiro,         4/16/98      30,000                3.59375          5.50             3.84375    6yrs., 3mos.
former director            4/16/98      30,000                3.59375          5.60             3.84375    8yrs., 8mos.


                                              By the Compensation Committee
                                              of the Board of Directors,

                                              Jeffrey M. Killeen
                                              Andrew Africk

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Meyers Employment Agreement.

     In connection with the transactions consummated pursuant to the acquisition by the Company of Rare Medium, Inc., the Company entered into an Employment Agreement effective April 15, 1998 with Glenn S. Meyers (the "Meyers Employment Agreement"). Pursuant to the Meyers Employment Agreement, Mr. Meyers has been engaged as the President and Chief Executive Officer of the Company and Rare Medium, Inc. to serve for a term of five years, expiring April 15, 2003. Mr. Meyers receives an annual base salary of $250,000, with a minimum annual increase during the term of not less than 4% per annum. In addition to base compensation, Mr. Meyers is entitled to receive, for each calendar year during the term, incentive compensation equal to 2.0% of revenues derived from activities of Rare Medium, Inc. for such calendar year in excess of the revenues of Rare Medium, Inc. for the preceding year. Effective June 4, 1999, the Meyers Employment Agreement has been amended and restated to effect a ceiling of $150,000,000 on revenues of the Company for determining such annual incentive compensation payable to Mr. Meyers. In addition, the amended and restated agreement provides that, in the event gross revenues exceed such revenue ceiling, the Compensation Committee of the Board of Directors will, with such assistance as it will deem necessary, establish an incentive bonus program for Mr. Meyers based on objective and subjective factors to appropriately incentivize him. Such revised incentive bonus program shall be designed to allow Mr. Meyers to continue to receive increases in annual bonuses based on, and subject to, the targets and criteria established by the Compensation Committee, in amounts similar to the incentive bonuses previously received by Mr. Meyers. The Meyers Employment Agreement provides Mr. Meyers with a right to terminate his employment agreement upon a breach of such agreement or upon the occurrence of certain events constituting a "change in control" of the Company as defined therein, upon which Mr. Meyers would be entitled to receive a lump sum payment from the Company which shall be equal to all salary and incentive compensation for the remaining term

                                      (48)
and the cash value of all benefits which would have been received by him for the remaining term. The Meyers Employment Agreement also contains a covenant not to compete with the Company or any of its affiliates for the term of the agreement, plus one additional year. Concurrently with the execution of the Meyers Employment Agreement, the Company granted to Mr. Meyers options to acquire an aggregate of 2,000,000 shares of Common Stock at exercise prices equal to $2.375 per share, which options become exercisable ratably on a monthly basis over a period of 60 months from the date of grant and expire ten years from the date of grant.

Gross Employment Agreement.

     The Company entered into an Employment Agreement dated May 13, 1998 with John S. Gross (the "Gross Employment Agreement"). Pursuant to the Gross Employment Agreement, Mr. Gross has been engaged as the Senior Vice President and Chief Financial Officer of the Company to serve for a term of three years. Mr. Gross receives an annual base salary of $200,000. The Gross Employment Agreement provides Mr. Gross with a right to terminate his employment agreement upon a breach of such agreement or upon the occurrence of certain events constituting a "change in control" of the Company as defined therein, upon which Mr. Gross would be entitled to receive a lump-sum payment in the amount of his base salary plus the cash value of all benefits payable for a one-year term, and all unvested stock options hitherto issued to him would become immediately exercisable. The Gross Employment Agreement also contains a covenant not to compete with the Company or any of its affiliates for the term of the agreement, plus one additional year. In connection with Mr. Gross' employment with the Company, the Company granted to Mr. Gross options to acquire an aggregate of 150,000 shares of Common Stock, at an exercise price equal to $2.375 per share, which vest ratably over a three year period.

Mathews Employment Agreement.

     The Company entered into an Employment Agreement dated January 29, 1999 with Suresh V. Mathews (the "Mathews Employment Agreement"). Pursuant to the Mathews Employment Agreement, Mr. Mathews has been engaged as the President and Chief Operating Officer of Rare Medium, Inc. to serve for a term of three years. Mr. Mathews receives an annual base salary of $225,000. The Mathews Employment Agreement provides Mr. Mathews with a right to terminate his employment agreement upon the occurrence of certain events constituting a "change in control" of the Company as defined therein, upon which Mr. Mathews would be entitled to receive all salary and incentive compensation for the remaining term, the cash value of all benefits which would have been received by him for the remaining term and the cash value of all unexercised stock options (whether or not vested) or the cashless exercise value thereof. In the event the Company discharges Mr. Mathews other than "for cause," Mr. Mathews would be entitled to receive his base salary for a period of twelve months following such discharge. The Mathews Employment Agreement also contains a covenant not to compete with the Company or any of its affiliates for the term of the agreement, plus one additional year. In connection with Mr. Mathews' employment with the Company, the Company granted to Mr. Mathews options to acquire an aggregate of 1,000,000 shares of Common Stock, at an exercise price equal to $5.11 per share (the fair market value at the time of issuance), which vest ratably over a four year


                                      (49)
period. In the event the Company terminates Mr. Mathews' employment without cause, all unvested options will become immediately vested and exercisable.

Irwin L. Gross Severance Agreement.

     In connection with his resignation as the Chairman of the Board of Directors of the Company, Mr. Irwin L. Gross entered into a letter agreement dated July 1, 1998 with the Company, pursuant to which Mr. Gross received a severance payment of $145,000, which when netted against offsetting amounts resulted in a net payment of $116,857.

Stock Option Plans

     On May 6, 1998, the Board of Directors adopted the Company's 1998 Long-Term Incentive Plan (the "1998 Incentive Plan"). The 1998 Incentive Plan was adopted by the Company's Stockholders on March 16, 1999. The 1998 Incentive Plan provides for the granting of awards to directors (whether or not employees), executive officers, key employees and consultants and other service providers in the form of stock options, stock appreciation rights, restricted stock awards, deferred stock awards, bonus stock awards, dividend equivalents, and other types of stock based awards. The variety of awards authorized by the Plan is intended to give the Company flexibility to adapt the Company's compensation practices as the business environment in which it operates changes. The maximum aggregate number of shares of Common Stock that may be delivered for all purposes under the 1998 Incentive Plan is 8,000,000, subject to adjustment. The 1998 Incentive Plan is administered generally by the Compensation Committee of the Board of Directors. On September 18, 1998, the Company's executive officers as a group were granted options to purchase an aggregate of 182,000 shares of Common Stock at an exercise price of $2.375, which exercise price was the per share fair market value of the Common Stock on the date of the grant. These options carry five-year terms and become exercisable cumulatively in three equal installments, with the first installment becoming exercisable on the one-year anniversary of each grantee's date of employment. On September 18, 1998, certain non-executive employees of the Company as a group were granted options to purchase an aggregate of 1,910,519 shares of Common Stock at an exercise price of $2.375, which exercise price was the per share fair market value of the Common Stock on the date of the grant. These options vest at various rates. Certain of these options were granted to replace options to purchase stock in Rare Medium, Inc. and DigitalFacades Corporation, respectively, held by employees prior to the Company's acquisition of those companies. As of May 26, 1999, 3,086,808 shares of Common Stock were available for granting awards under the 1998 Long-Term Incentive Plan.

     The Company has a Nonqualified Stock Option Plan ("NQSOP") for directors, officers and key employees of the Company. The number of options to be granted thereunder and the exercise prices for such options are determined by the Stock Option Committee of the Board of Directors in accordance with the terms of the NQSOP. Under the NQSOP, option prices as determined by the Stock Option Committee may be greater or less than the fair market value of the Common Stock as of the date of the grant, and the options are generally exercisable for a period of ten years and vest ratably over a three to five year period subsequent to the grant

                                      (50)
date. The NQSOP authorized 5,100,000 aggregate shares of Common Stock for the granting of stock options, of which 355,598 shares were available for granting stock options as of December 31, 1998.

     During 1994, the Company adopted an Equity Plan for Directors (the "Equity Plan for Directors") pursuant to which non-employee directors of the Company received automatic option grants whose vesting was dependent on the market price of the Common Stock. Under the Equity Plan for Directors, each non-employee director of the Company was entitled to receive an option to purchase 50,000 shares of Common Stock on the date such person first became a director and thereafter was entitled to the automatic grant of an option to purchase an additional 50,000 shares of Common Stock on each fifth anniversary of the initial grant, in each case vesting in five equal annual installments commencing on the first anniversary of the date of grant, with a term of ten years and providing for accelerated vesting in the event of death or a "change in control" of the Company as defined therein. The exercise price for the options granted under the Equity Plan for Directors was the fair market value of the Common Stock on the date of each grant.

     On October 26, 1998, the Board of Directors amended and restated the Equity Plan for Directors to change the Plan from a formula-based stock option plan as described above to a discretionary plan (the "Amended and Restated Equity Plan for Directors"), thereby providing more flexibility in determining incentive based stock option awards for non-employee directors of the Company. Upon becoming directors of the Company in 1998, each of Steven Winograd and Jeffrey
M. Killeen was granted an option for 75,000 shares of Common Stock on October 28, 1998 under the Amended and Restated Equity Plan for Directors, exercisable at $1.9375 per share, the fair market value of the Common Stock on the date of grant, and Richard T. Liebhaber was granted an option for 75,000 shares on November 2, 1998 under the Amended and Restated Equity Plan for Directors, exercisable at $2.8125 per share, the fair market value of the Common Stock on the date of grant, all of which vest ratably over three years. The Equity Plan for Directors, amended and restated as described above, authorized 500,000 aggregate shares of Common Stock for the granting of such options under the Plan, of which 108,000 were available for granting stock options as of December 31, 1998. It is anticipated that future grants of stock options to directors will principally be made under the Company's 1998 Long-Term Incentive Plan.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     The members of the Compensation Committee for the Company during 1998 were Charles T. Condy, Andrew L. Shapiro and Mark S. Hauser, each of whom was a non-employee director. Following their respective resignations from the Board of Directors in 1998, they were succeeded by Jeffrey M. Killeen, also a non-employee director.

Board Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors reviews, recommends and approves changes to the Company's compensation policies and benefits programs, administers the Company's stock option plans, including approving stock option grants, and

                                      (51)
otherwise seeks to ensure that the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. The members of the Compensation Committee are Jeffrey M. Killeen, a non-employee, independent member of the Board of Directors, and Andrew Africk, a member of the Board of Directors since June 4, 1999. Mr. Killeen was originally nominated to the Compensation Committee by the Board of Directors on November 20, 1998 and Mr. Africk was elected as a director by Apollo and the other Preferred Stockholders pursuant to the Securities Purchase Agreement with Apollo. Prior thereto, such committee was comprised of Charles T. Condy, Andrew L. Shapiro and Mark S. Hauser, each of whom was a non-employee director of the Company and each of whom resigned from the Board of Directors in 1998 following the Company's acquisition of Rare Medium, Inc.

Compensation Philosophy and Review.

     The Company's compensation philosophy for its executive officers serves two principal purposes: (i) to provide a total compensation package for such officers that is competitive and enables the Company to attract and retain key executive and employee talent needed to accomplish the Company's business objectives, and (ii) to directly link compensation to improvements in Company performance and increases in stockholder value as measured principally by the trading price of the Common Stock.

     The 1998 compensation levels for the Company's executive officers generally were determined on an individual basis at the time of hiring, in many cases pursuant to employment agreements entered into between the Company and such individuals. The Company underwent a significant transformation in 1998 by acquiring Rare Medium, Inc. and focusing its business on providing Internet professional services and by disposing of its desiccant-based climate control systems operations. As a result, the Company experienced a complete change in management and has continued to build its management team following the acquisition of Rare Medium, Inc. through the recruitment and hiring of additional key officers and employees and through acquisitions of additional Internet professional services firms. For this reason, the Compensation Committee has not had the opportunity to undertake a general assessment of executive compensation levels to date.

     The Board of Directors reviewed and approved each employment agreement entered into between the Company and an executive officer in 1998, as well as stock options granted made to executive officers and key employees in 1998. In determining compensation levels for 1998, the Company primarily relied upon publicly available compensation information and informal survey information obtained by management with respect to cash compensation and stock option grants to similarly situated officers of Internet business service companies of comparable size and market capitalization. The Compensation Committee did not determine it necessary to, and did not attempt to, specifically analyze compensation levels at companies included in the indexes under the caption, "Performance Graph."

Elements of Executive Officer Compensation.

     The Company's executive compensation consists primarily of salary, health insurance and similar benefits, and the award of stock options. The Company emphasizes the

                                      (52)
award of stock options and to date the Company has made only limited use of cash incentive bonuses. The Compensation Committee believes that in the highly competitive, emerging markets in which the Company operates, equity-based compensation provides the greatest incentive for outstanding executive performance and the greatest alignment of management and stockholder long-term interests.

     Officer Salaries. The Compensation Committee reviews each senior executive officer's salary annually. Except to the extent that salary increases are prescribed by written employment agreements, in determining the appropriate salary levels, the Compensation Committee considers, among other factors, the officer's scope of responsibility, prior experience, past accomplishments and data on prevailing compensation levels in relevant markets for executive talent.

     Compensation for the Company's Chief Executive Officer in 1998, Glenn S. Meyers, was determined pursuant to the Meyers Employment Agreement, dated effective April 15, 1998, which was negotiated and entered into in connection with, and as a condition to, the Company's acquisition of its wholly-owned subsidiary, Rare Medium, Inc., on April 15, 1998. Mr. Meyers was the President and Chief Executive Officer of Rare Medium, Inc. prior to the acquisition. The Meyers Employment Agreement provides for an annual base salary of $250,000, with a minimum annual increase during the term of not less than 4% per annum. In addition to base compensation, the Meyers Employment Agreement provides for annual incentive compensation equal to 2% of revenues derived from activities of Rare Medium, Inc. for such calendar year in excess of the revenues of Rare Medium, Inc. for the preceding year. In accordance with such formula, Mr. Meyers received incentive compensation of $35,193 for 1998.

     The Compensation Committee believes that the base salary levels of the executive officers, including Mr. Meyers, are at or below the median of base salary levels for comparable companies considered in the informal information reviewed by the Compensation Committee. The Compensation Committee believes this is appropriate in light of the Company's emphasis on long-term equity compensation.

     Stock Option Grants. As noted above, the Company has relied substantially on long-term equity compensation as the principal means of compensating and providing incentives for its executive officers and key employees. It is generally the Company's practice to set option exercise prices at not less than 100% of fair market value on the date of grant. Thus, the value of the stockholders' investment in the Company must appreciate before an optionee receives any financial benefit from the option. Options are generally granted for a term of five years. Options granted to executive officers and key employees become exercisable over time and are dependent on continuing employment with the Company or one of its subsidiaries, thus providing incentive to remain in the Company's employ.

     In determining the size of the stock option grants, the Compensation Committee considers various subjective factors primarily relating to the responsibilities of the individual officers and key employees, and also their current and expected future contributions to the

                                      (53)

Company, as well as the number of shares owned by the officer or key employee or which continue to be subject to vesting under outstanding options. In addition, the Compensation Committee examines the level of equity incentives held by each officer and key employee relative to the other officers' and key employees' equity positions and their tenure, responsibilities, experience and value to the Company. Concurrently with the execution of the Meyers Employment Agreement, and as an inducement for him to enter into such employment agreement, the Company granted to Mr. Meyers an option to acquire an aggregate of 2,000,000 shares of Common Stock at an exercise price equal to $2.375 per share, which was equal to the fair market value of the Common Stock at the time of grant, which option becomes exercisable ratably on a monthly basis over a period of 60 months from the date of grant and expires ten years from the date of grant. The Compensation Committee believes that such grant is commensurate with Mr. Meyers' level of responsibility and his contributions to the Company during 1998 and to date. In addition to Mr. Meyers, during 1998 the Compensation Committee approved grants of options to purchase an aggregate of 182,000 shares of the Common Stock to other executive officers as a group.

Policy of Deductibility of Compensation.

     Section 162(m) of the U.S. Internal Revenue Code limits the tax deductibility of a corporation of compensation in excess of $1,000,000 paid to any of its five most highly compensated executive officers. However, compensation that qualifies as "performance-based" is excluded from the $1,000,000 limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by shareholders.

     Total cash compensation paid for salaries during 1998 did not exceed the $1,000,000 limit for any individual executive. With the exception of Mr. Meyers, the Compensation Committee does not anticipate that total cash compensation paid for salaries during 1999 will exceed the $1,000,000 limit for any individual executive. Stock option grants to date do not meet the requirement that such grants be "performance based" and are, therefore, not exempt from the limitations on deductibility. The Compensation Committee will continue to monitor the compensation levels potentially payable under the Company's cash and stock option compensation programs, but intends to retain the flexibility necessary to provide total cash and stock option compensation in line with competitive practice, the Company's compensation philosophy and the Company's best interests.

     In conclusion, the Compensation Committees believes that the policies and programs described in this report are competitive and effectively align executive compensation with the Company's goal of maximizing the return to Stockholders.

                                     By the Compensation Committee
                                     of the Board of Directors,

                                     Jeffrey M. Killeen
                                     Andrew Africk

                                      (54)

Performance Graph

     The following graph shows a five-year comparison of cumulative total shareholder returns for the Company, the Nasdaq Market Index, the Industrial Electrical Equipment Industry Index and the Internet Software and Services Index from December 31, 1993 through December 31, 1998. The cumulative total shareholder returns on the Company's Common Stock was measured by dividing the difference between the Company's share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The total stockholder return assumes $100 invested at the beginning of the period in Common Stock, in the Nasdaq Market Index and in each of the two Industry Indexes. The Company did not pay dividends on its Common Stock during the measurement period and the calculations of cumulative total stockholders return on the Common Stock did not include dividends. The Company presents below the Industrial Electrical Equipment Industry Index as a comparative industry for the Company's desiccant-based climate control system business, which it operated prior to October, 1998, and presents the Internet Software and Services Index as a comparative industry index for the Company's Internet professional services business, which it commenced upon the acquisition of Rare Medium, Inc. in April 1998.

            COMPARISON OF CUMULATIVE 5-YEAR ANNUAL RETURN AMONG RARE
MEDIUM GROUP, INC., NASDAQ MARKET INDEX, INDUSTRIAL ELECTRICAL EQUIPMENT INDEX,
                    AND INTERNET SOFTWARE AND SERVICES INDEX

                                    [GRAPHIC]

In the printed version of the document, a line graph appears which depicts the following plot points:



LEGEND:
                                                     Fiscal Year Ending December 31,
                                                     ---------------------------------------------------------------------
                                                     1993         1994        1995         1996         1997        1998
Rare Medium Group, Inc.                              100          146.25      220.00      108.75        35.00       82.50
Industrial Electrical Equipment Industry (1)         100           98.18       95.70      127.02       173.12      157.52
Internet Software and Services (2)                   100           48.77       65.65       48.37        28.67       75.23
NASDAQ Market Index                                  100          104.99      136.18      169.23       207.00      291.96

Assumes $100 invested on January 1, 1993 and reinvestment of dividends

                                      (55)

----------------
(1) The "Industrial Electrical Equipment Index" relates to the business engaged in by the Company prior to October, 1998, namely, the design, development, manufacture and marketing of desiccant-based climate control systems. This Index, issued by an outside firm, includes A.C.S. Electronics Ltd., Acme Electric Corp., Aerovox, Inc., American Power Conversion, Ametek, Inc., Arguss Holdings, Inc., Asia Pacific W&C Corp., ASM Lithography Holdings, Axsys Technologies, Inc., Baldor Electric Co., Ballard Power Systems, Inc., Batteries Batteries, Inc., Belden, Inc., Bolder Technologies Corp., Cable Design Technologies Corp., CECO Environmental Corp., Control Chief Holdings, Inc., EFI Electronics, Inc., Energy Research Corp., Exide Corp., Franklin Electric Co., Inc., Fuel Tech N.V., General Cable Corp., Infinite Machines Corp., Kollmorgen Corp., Littelfuse, Inc., Magnetek, Inc., Medar, Inc., Oryx Technology Corp., Owosso Corp., Powell Industries, Inc., Profile Technologies, Inc., Rayovac Corp., Servotronics, Inc., SGL Carbon Aktiengesells, Tava Technologies, Inc., Technology Research, Inc., TII Industries, Inc., Toolex International N.V., U.S. Energy Systems, Inc., Ucar International, Inc., Ultralife Batteries, Inc., Unique Mobility, Inc., Waters Instrument, Inc., Westwood Corp., Woodward Governor Co., and Zoltek Companies, Inc.

(2) The "Internet Software and Services Index" relates to the business currently engaged in by the Company, which it commenced upon the acquisition of Rare Medium, Inc. in April 1998. This Index, issued by an outside firm, includes 24/7 Media, Inc., Amazon.com, Inc., At Home Corp., Audiohighway.com, Beyond.com Corp., Broadcast.com, Inc., Broadvision, Inc., CDNow, Inc., Checkfree Holdings Corp., Citrix Systems, Inc., CMGI, Inc., Connect, Inc., Customtracks Corp., Cybercash, Inc., Cyberian Outpost, Inc., Cybershop Internat, Inc., Didax, Inc., Digital Courier Technologies, Inc., Doubleclick, Inc., E*Trade, Inc., Ebay, Inc., Edify Corp., Egghead.com, Inc., Exodux Communications, Inc., Finet Holdings Corp., Harbinger Corp., Imaginon, Inc., Imall, Inc., Inktomi Corp., Intranet Solutions, Inc., Iona Technologies PLC, ISS Group, Inc., K2 Design, Inc., Messagemedia, Inc., N2K, Inc., Netgravity, Inc., Netopia, Inc., Network Solutions, Inc., Object Design, Inc., Online System Services, Inc., Onsale, Inc., Open Market, Inc., Open Text Corp., Peapod, Inc., Preview Travel, Inc., Primix Solutions, Inc., Realnetworks, Inc., Security First Technologies Corp., Spyglass, Inc., Sterling Commerce, Inc., Ticketmaster Online-Citysearch, Inc., Ubid, Inc., USWeb Corp., Verisign, Inc., Verity, Inc., Vocaltec Communications, Ltd., White Pine Software, Inc., Worldtalk Corp., and Xoom.com Corp.


                                      (56)

                             SELECTED FINANCIAL DATA

     The following historical selected financial data of the Company at and for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 have been derived from financial statements that have been audited by the Company's Independent Accountants, whose reports thereon include an explanatory paragraph regarding substantial doubt about the Company's ability to continue as a going concern. The historical selected financial data of the Company at and for the three months ended March 31, 1999 and 1998 have been derived from the unaudited financial statements of the Company. The unaudited interim financial data include adjustments, consisting of normal recurring accruals, which the Company considers necessary for a fair presentation of the results of operations for those periods. There were no cash dividends paid to holders of Common Stock in any of these years or periods. The data should be read in conjunction with the Company's financial statements and the notes thereto set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1998, as amended on Form 10-K/A and on Form 10-K/A2, and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 which are incorporated by reference herein. The format of prior year data has been conformed to reflect the accounting for the Engelhard/ICC partnership as discontinued operations.


(All amounts expressed in dollars except weighted average shares outstanding)


                                             -----------------------------   --------------------------------------------------
                                                 First Quarter Ended                              Years ended December 31
                                            ---------------------------------   -----------------------------------------------
INCOME STATEMENT DATA                        March 31, 1999   March 31, 1998           1998          1997             1996
                                            ---------------------------------   -----------------------------------------------
Revenues                                      2,588,907               --           $ 4,688,120   $     --         $   --
Expenses                                      9,439,609       (22,227,738)(4)        5,307,372     13,484,085
                                            ---------------------------------   -----------------------------------------------
Net (Loss)/Gain                              (6,850,702)       22,227,738 (4)         (619,252)   (13,484,085)     (7,154,609)

Cumulative preferred stock dividend
requirements                                       --                 --                     0              0         (49,655)
                                            ---------------------------------   -----------------------------------------------
Net loss applicable to common stockholders   (6,850,702)       22,227,738          $  (619,252)  $(13,484,085)    $(7,204,264)
                                            =================================   ===============================================
(Loss)/Gain per common share                      (0.22)             1.01                 (.02)          (.63)           (.35)
Weighted average shares outstanding          31,747,187        21,453,771           25,282,002     21,339,635      20,332,952




                                            ------------------------------
INCOME STATEMENT DATA                           1995          1994 (1)
                                            ------------------------------
Revenues                                      $   --         $    --
Expenses                                        6,323,373       4,391,082
                                            ------------------------------
Net (Loss)/Gain                                (6,323,373)     (4,391,082)

Cumulative preferred stock dividend
requirements                                     (301,413)       (227,750)
                                            ------------------------------
Net loss applicable to common stockholders    $(6,624,786)  $ (4,618,832)
                                            ==============================
(Loss)/Gain per common share                         (.47)          (.41)
Weighted average shares outstanding            14,072,867     11,390.981



                                             -----------------------------   --------------------------------------------------
                                                 First Quarter Ended                              Years ended December 31
                                            ---------------------------------   -----------------------------------------------
BALANCE SHEET DATA                           March 31, 1999   March 31, 1998         1998          1997            1996
                                            ---------------------------------   -----------------------------------------------
Total assets                               $ 46,373,164      $ 26,503,951         $ 44,743,122   $  4,521,656    $ 12,250,865
Working capital                               1,564,529        14,270,604           (1,888,272)     1,382,537       9,661,805
Long-term obligations                        12,672,378            93,678           10,935,736              0               0
Total Liabilities                            17,930,040         7,300,579           14,921,412      7,583,862       2,179,467
Stockholders' equity (deficit)               28,443,124        19,203,372           29,821,710     (3,062,206)     10,071,398


                                           -------------------------------

                                           -------------------------------
BALANCE SHEET DATA                            1995          1994 (1)
                                           -------------------------------
Total assets                                 $  4,796,426   $  2,397,522
Working capital                                 1,827,797      1,072,485
Long-term obligations                                   0        150,000
Total Liabilities                               3,262,614        426,782
Stockholders' equity (deficit)                  1,533,812      1,970,740

------------------


(1) On February 7, 1994, the Company transferred its desiccant climate control business in exchange for a 50% interest in the Engelhard/ICC partnership.

(2)  Includes interest income and other income.

(3) Expenses consists of discontinued operations, general and administrative expense and interest expense.

(4) Includes approximately $24.3 million gain in the restructuring of the Engelhard/ICC Partnership in February 1998.

                                      (57)

                           FORWARD-LOOKING STATEMENTS

     This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the consummation of the equity transaction contemplated by the Securities Purchase Agreement with Apollo. The words "believe," "anticipate," "expect," "estimate," "intent" and similar expressions identify forward-looking statements. Forward-looking statements necessarily involve risks and uncertainties, and our actual results could differ materially from those anticipated in the forward-looking statements. Factors that would cause actual results to differ materially from the Company's current expectations include but are not limited to those factors set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 1998, as amended on Form 10-K/A and on Form 10-K/A-2, and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 filed with the SEC.

                                NO OTHER BUSINESS

     The Board of Directors knows of no business other than the matters set forth herein which will be presented at the Annual Meeting. Inasmuch as matters not known at this time may come before the meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the meeting and it is the intention of the persons named in the proxy to vote in accordance with their judgment on such matters.

                              STOCKHOLDER PROPOSALS

     Stockholders who wish to submit proposals for inclusion in the Proxy Statement for the Company's 2000 Annual Meeting of Stockholders must submit the same to the Secretary of the Company on or before December 31, 1999 at the Company's principal executive office, 44 West 18th Street, 6th Floor, New York NY 10011.

                             ADDITIONAL INFORMATION

     We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC public reference rooms in Washington, DC, New York, NY or Chicago, IL. You can request copies of these documents by writing to the SEC and paying a fee for the copying costs. Please call the SEC at 1-800-SEC-0330 for more information about the operation of the public reference rooms. Our SEC filings are also available at the SEC's Web site at "http://www.sec.gov." In addition, you can read and copy our SEC filings at the office of the National Association of Securities Dealers, Inc. at 1735 K Street, Washington, DC 20006.

     THIS PROXY STATEMENT INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. COPIES OF THESE DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS, UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE

                                      (58)

INTO SUCH DOCUMENTS) ARE AVAILABLE WITHOUT CHARGE, UPON WRITTEN OR ORAL REQUEST OF JOHN S. GROSS, SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER, TREASURER AND ASSISTANT SECRETARY, RARE MEDIUM GROUP, INC., 44 WEST 18TH STREET, 6TH FLOOR, NEW YORK NY 10011, TELEPHONE: (212) 634-6950, johng@raremedium.com. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS PRIOR TO THE ANNUAL MEETING, ANY SUCH REQUEST SHOULD BE MADE BY AUGUST 10, 1999.

                           ANNUAL REPORT ON FORM 10-K

     THE COMPANY IS REQUIRED TO FILE AN ANNUAL REPORT ON FORM 10-K WITH THE SEC. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, AS AMENDED ON FORM 10-K/A AND ON FORM 10-K/A-2, FILED WITH THE SEC IS AVAILABLE WITHOUT CHARGE BY WRITING TO JOHN S. GROSS, SENIOR VICE PRESIDENT, RARE MEDIUM GROUP, INC., 44 WEST 18TH STREET, 6TH FLOOR, NEW YORK NY 10011.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents previously filed with the SEC by the Company are incorporated by reference into this Proxy Statement:

     o Annual Report on Form 10-K for the year ended December 31, 1998, as amended on Form 10-K/A and on Form 10-K/A-2;

     o   Quarterly Report on Form 10-Q for the quarter ended March 31, 1999;

     o Current Reports on Form 8-K filed with the SEC on February 4, 1999, February 10, 1999, April 29, 1999, May 28, 1999 and June 21, 1999;

     o Definitive Proxy Statement for a Special Meeting of Stockholders held on March 16, 1999, filed with the SEC on February 17, 1999; and

     o The description of the Common Stock contained in our Registration Statement on Form 10 dated September 15, 1985 filed with the SEC under the Securities Exchange Act of 1934, as amended (Commission File No. 0-12865).

     All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Proxy Statement and prior to the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be a part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement, or in any other subsequently filed document which is also incorporated herein by reference, modifies or supersedes such statement. Any such

                                      (59)
statement so modified or superseded shall not be deemed to constitute a part of this Proxy Statement except as so modified or superseded.

                     IMPORTANT - MAIL YOUR SIGNED PROXY CARD

     Please complete, sign, date and mail your Proxy Card.

                               By Order of the Board of Directors.


                               /s/ John S. Gross
                               ----------------------------------------
July 12, 1999                  John S. Gross, Senior Vice President,
New York, New York             Chief Financial Officer, Treasurer
                               and Assistant Secretary


                                      (60)

                                                                    Appendix A


                          CERTIFICATE OF DESIGNATION
                                      OF
                             SERIES A CONVERTIBLE
                                PREFERRED STOCK
                                      OF
                            RARE MEDIUM GROUP, INC.

                        (Pursuant to Section 151 of the
                       Delaware General Corporation Law)


          RARE MEDIUM GROUP, INC., a Delaware corporation (the "Company"),
                                                                -------
hereby certifies that the following resolution was adopted by the Board of Directors of the Company:

          RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company (the "Board of Directors") by
                                                      ------------------
the provisions of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), there is hereby created, out of the 10,000,000
 ----------------------------
shares of Preferred Stock, par value $0.01 per share, of the Company authorized and unissued in Article Fourth of the Certificate of Incorporation (the "Preferred Stock"), a series of the Preferred Stock consisting of 2,000,000
 ---------------
shares, which series shall have the following powers, designations, preferences and relative, participating, optional or other rights, and the following qualifications, limitations and restrictions (in addition to any powers, designations, preferences and relative, participating, optional or other rights, and any qualifications, limitations and restrictions, set forth in the Certificate of Incorporation which are applicable to the Preferred Stock):

          Section 1.  Designation of Amount. The 2,000,000 shares of Preferred
                      ---------------------
Stock shall be designated the "Series A Convertible Preferred Stock" (the "Series A Preferred Stock") and the authorized number of shares constituting
 ------------------------
such series shall be 2,000,000.

          Section 2.  Dividends.
                      ---------

          (a) The holders of the then outstanding shares of Series A Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Company legally available therefor, cumulative dividends, accruing on a daily basis from the Original Issuance Date through and including the date on which such dividends are paid at the annual rate of (A) 7.50% from the Original Issuance Date through June 30, 2002 and (B) thereafter, 4.65% (in either case, the "Applicable Rate"), of the Liquidation Preference (as
                            ---------------
hereinafter defined) per share of the Series A Preferred Stock, payable in arrears on the last day of each of December, March, June and September, commencing on June 30, 1999; provided that: (i) if any such payment date is not a Business Day then such
--------
dividend shall be payable on the next Business Day, and (ii) accumulated and unpaid dividends for any prior quarterly period may be paid at any time. Such dividends shall be deemed to accrue on the Series A Preferred Stock from the Original Issuance Date and be cumulative whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. The term "Business Day" means a day
                                                  ------------
other than a Saturday, Sunday or day on which banking institutions in New York are authorized or required to remain closed. The term "Original Issuance Date"
                                                       ----------------------
means, with respect to the Series A Preferred Stock, the first date of issuance, i.e., June 4, 1999, and, with respect to any Additional Securities (as hereinafter defined), the date upon which they are issued or, if not issued, the applicable dividend payment date on which the Additional Securities were to have been issued.

          (b) On any dividend payment date occurring on or prior to June 30, 2002, the Company shall pay a dividend on such Series A Preferred Stock through the issuance of additional shares of Series A Preferred Stock ("Additional
                                                                ----------
Securities").  On any dividend payment date occurring after June 30, 2002 and on
----------
or prior to June 30, 2004, the Company shall pay a dividend on such Series A Preferred Stock through the issuance of Additional Securities, provided that at the option of either the holders of a majority of the then outstanding shares of Series A Preferred Stock (the "Requisite Holders") or the Company, the Company
                               -----------------
shall pay the dividends in whole in cash. In the event the Company or the Requisite Holders, as the case may be, elect to have such dividends paid in cash, they shall provide the other party written notice of such election not less than ten days prior to the applicable dividend payment date. On any dividend payment date occurring after June 30, 2004, all dividends on such Series A Preferred Stock shall be paid in cash. Shares of Series A Preferred Stock issued in payment of dividends shall be valued at all times at $100 per share and each such share shall be issued with a detachable ten-year warrant (each a "Series 1-A Warrant") that entitles its holder to purchase from the
         ------------------
Company thirteen and one-half (13.5) shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). The number of Additional Securities
                            ------------
that are issued to the holders of the Series A Preferred Stock under this paragraph (b) will be the number obtained by dividing (i) the total dollar amount of cumulative dividends due and payable on the applicable dividend payment date by (ii) the Liquidation Preference, provided, that the Company
                                                 --------
shall not be required to issue fractional shares of Series A Preferred Stock, but in lieu thereof shall pay in cash the portion of any dividend payable in shares of Series A Preferred Stock that would otherwise require the issuance of a fractional share, provided further, that in any such case, the Company shall
                    -------- -------
issue the holders fractional Series 1-A Warrants in an amount appropriate to reflect the fractional share of Series A Preferred Stock.

          (c) Holders of shares of the Series A Preferred Stock shall be entitled full cumulative dividends, as herein provided, on the Series A Preferred Stock and no additional amounts. Except as set forth in paragraph (f) below, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock that may be in arrears.

          (d) If dividends are not paid in full, or declared in full and sums set apart for the payment thereof, upon the shares of Series A Preferred Stock and the shares of any other series of Preferred Stock ranking on a parity as to dividends with the Series A Preferred Stock ("Parity Stock"), all dividends
                                              ------------
declared upon shares of Series A Preferred Stock and upon all Parity Stock shall be paid or declared pro rata so that in all cases the amount of dividends paid or declared per share on the Series A Preferred Stock and such Parity Stock shall bear to each other the same ratio that unpaid accumulated dividends per share, including dividends accrued or in arrears, if any, on the shares of Series A Preferred Stock and such other shares of Parity Stock, bear to each other. Unless and until full cumulative dividends on the shares of Series A Preferred Stock in respect of all past quarterly dividend periods have been paid, and the full amount of dividends on the shares of Series A Preferred Stock in respect of the then current quarterly dividend period shall have been or are contemporaneously declared in full and sums set aside for the payment thereof,
(i) no dividends shall be paid or declared or set aside for payment or other distribution upon the Common Stock, or any other capital stock of the Company ranking junior to the Series A Preferred Stock as to dividends (together with the Common Stock, "Junior Stock"), other than in shares of, or warrants or
                   ------------
rights to acquire, Junior Stock; and (ii) no shares of Junior Stock or Parity Stock shall be redeemed, retired, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any such shares) by the Company or any Subsidiary of the Company (except by conversion into or exchange for shares of Junior Stock). For the purposes hereof, a "Subsidiary" shall mean any corporation, association or other
                    ----------
business entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or
cause the direction of the affairs or management of such person.   Holders of
shares of Series A Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or shares of capital stock, in excess of full accrued and cumulative dividends as herein provided.

          The terms "accrued dividends," "dividends accrued" and "dividends in arrears," whenever used herein with reference to shares of Series A Preferred Stock shall be deemed to mean an amount which shall be equal to dividends thereon at the Applicable Rate per share for the respective series from the date or dates on which such dividends commence to accrue to the end of the then current quarterly dividend period for such Preferred Stock (or, in the case of redemption, to the date of redemption), whether or not earned or declared and whether or not assets for the Company are legally available therefor, and if full dividends are not declared or paid (whether in cash or in Additional Securities), then such dividends shall cumulate, with additional dividends thereon, compounded quarterly, at the Applicable Rate, for each quarterly period during which such dividends remain unpaid, less the amount of all such dividends paid, or declared in full and sums set aside for the payment thereof, upon such shares of Preferred Stock.

          (e) The amount of any dividends per share of Series A Preferred Stock for any full quarterly period shall be computed by multiplying the Applicable Rate for such quarterly dividend period by the Liquidation Preference per share and dividing the result by four. Dividends payable on the shares of Series A Preferred Stock for any period less than a full quarterly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed for any period less than one month.

          (f) In the event any dividends are declared with respect to the Common Stock, the holders of the Series A Preferred Stock as of the record date established by the Board of Directors for such dividend shall be entitled to receive as additional dividends (the "Additional Dividends") an amount (whether
                                      --------------------
in the form of cash, securities or other property) equal to the amount (and in the form) of the dividends that such holder would have received had the Series A Preferred Stock been converted into Common Stock as of the date immediately prior to the record date of such dividend, such Additional Dividends to be payable on the payment date of the dividend established by the Board of Directors (the "Additional Dividend Payment Date"). The record date for any
                --------------------------------
such Additional Dividends shall be the record date for the applicable dividend, and any such Additional Dividends shall be payable to the persons in whose name this Series A Preferred Stock is registered at the close of business on the applicable record date.

          Section 3. Liquidation Preference.  In the event of a liquidation,
                     ----------------------
dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Series A Preferred Stock then outstanding shall be entitled to receive out of the available assets of the Company, whether such assets are stated capital or surplus of any nature, an amount on such date equal to $100 per share of Series A Preferred Stock (the "Liquidation Preference") plus the
                                            ----------------------
amount of any accrued and unpaid dividends as of such date, calculated pursuant to Section 2 hereinabove. Such payment shall be made before any payment shall be made or any assets distributed to the holders of any class or series of the Common Stock or any other class or series of the Company's capital stock ranking junior as to liquidation rights to the Series A Preferred Stock. If upon any such liquidation, dissolution or winding up of the Company the assets available for payment of the Liquidation Preference are insufficient to permit the payment to the holders of the Series A Preferred Stock of the full preferential amounts described in this paragraph, then all the remaining available assets shall be distributed among the holders of the then outstanding Series A Preferred Stock pro rata according to the number of then outstanding shares of Series A Preferred Stock held by each holder thereof. No event that constitutes a Change of Control (as defined in Section 5(b) below) shall be considered a liquidation, dissolution or winding up of the Company for purposes of this Section 3 (unless in connection therewith the liquidation of the Company is specifically approved).

          Section 4. Mandatory Redemption. On June 30, 2012 (the "Redemption
                     --------------------                         ----------
Date"), the Company shall redeem for cash all shares of Series A Preferred Stock
----
that are then outstanding and any shares of Series A Preferred Stock then issuable in respect of accrued but unpaid dividends, in each case, at a redemption price per share equal to the Liquidation Preference thereof plus the amount of any accrued and unpaid dividends as of such date ("Redemption Price").
                                                             ----------------
Not more than sixty (60) nor less than thirty (30) days prior to the Redemption Date, notice by first class mail, postage prepaid, shall be given to each holder of record of the Series A Preferred Stock, at such holder's address as it shall appear upon the stock transfer books of the Company on such date. Each such notice of redemption shall be irrevocable and shall specify the date that is the Redemption Date, the Redemption Price, the identification of the shares to be redeemed, the place or places of payment and that payment will be made upon presentation and surrender of the certificate(s) evidencing the shares of Series A Preferred Stock to be redeemed and that dividends on the shares of the Series A Preferred Stock cease to accrue on the Redemption Date. On or after the Redemption Date, each holder of shares of Series A Preferred Stock shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price in the manner set forth in the notice. If, on the Redemption Date, funds in cash in an amount sufficient to pay the aggregate Redemption Price for all outstanding shares of Series A Preferred Stock shall be available therefor and shall have been irrevocably set aside and deposited with a bank or trust company in trust for purposes of payment of such Redemption Price, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, the shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price upon surrender of their certificates therefor) shall terminate. If at the Redemption Date, the Company does not have sufficient funds legally available to redeem all the outstanding shares of Series A Preferred Stock, the Company shall take all measures permitted under the Delaware General Corporation Law to increase the amount of its capital and surplus legally available, and the Company shall purchase as many shares of Series A Preferred Stock as it may legally redeem, ratably from the holders thereof in proportion to the number of shares held by them, and shall thereafter from time to time, as soon as it shall have funds available therefor, redeem as many shares of Series A Preferred Stock as it legally may until it has redeemed all of the outstanding shares of Series A Preferred Stock.

           Section 5. Optional Redemption.
                      -------------------

          (a)  Change of Control.  In the event that any Change of Control (as
               -----------------
hereinafter defined) shall occur at any time while any shares of Series A Preferred Stock are outstanding, the Requisite Holders shall have the right to give notice that they are exercising a Change of Control election (a "Change of
                                                                      ---------
Control Election"), with respect to all or any number of such holders' shares of
----------------
Series A Preferred Stock, during the period (the "Exercise Period") beginning on
                                                  ---------------
the 20th day and ending on the 90th day after the date of such Change of Control. Upon any such election, the Company shall redeem for cash each of such holders' shares (including any shares then issuable in respect of accrued but unpaid dividends) for which such an election is made, to the extent permitted by applicable law, at the Redemption Price.

          (b)  As used herein, "Change of Control" means the occurrence of any
                                -----------------
of the following events:

               (1) the acquisition by any individual, entity or group other than Apollo Management, L.P. or its affiliates (a "Person"), or any
                                                             ------
          Holder (as such term is defined in the Amended and Restated Securities Purchase Agreement (the "Agreement") dated as of June 4, 1999 among
                                   ---------
          the Company, Apollo Investment

          Fund IV, L.P., Apollo Overseas Partners IV, L.P. and AIF IV/RRRR LLC), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of beneficial ownership within the meaning of Rule
           ------------
          13d-3 promulgated under the Exchange Act, of more than 50% of either
          (i) the then outstanding shares of Common Stock (the "Outstanding
                                                                -----------
          Company Common Stock") or (ii) the combined voting power of the then
          --------------------
          outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting
                                          --------------------------
          Securities"); excluding, however, the following: (A) any acquisition
          ----------
          directly from the Company of Common Stock (excluding any acquisition resulting from an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition of Common Stock by the Company, (C) any acquisition of Common Stock by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition of Common Stock by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 5(b);

               (2) a majority of the individuals who, as of the Original Issuance Date of the Series A Preferred Stock, constitute the members of the Board of Directors not elected by the holders of Series A Preferred Stock (the "Incumbent Board") cease for any reason to serve
                                ---------------
          on such Board of Directors; provided that any individual who becomes a director of the Company subsequent to such Original Issuance Date, whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who
                                      -------- -------
          was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors shall not be deemed a member of the Incumbent Board; or

               (3) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate
                      ---------------------
          Transaction pursuant to which (i) the individuals or entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns 100% of the Outstanding Company Common Stock or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 30% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will continue to serve as members of the board of directors of the corporation resulting from such Corporate Transaction.

          (c) On or before the tenth (10th) day after a Change of Control, the Company shall mail to all holders of record of the Series A Preferred Stock at their respective addresses as the same shall appear on the books of the Company as of such date, a notice disclosing (i) the Change of Control, (ii) the Redemption Price per share of the Series A Preferred Stock applicable hereunder,
(iii) the determination of the Requisite Holders to exercise a Change of Control Election (or the date on which such a determination is scheduled to be made) and (iv) the procedure which the holder must follow to exercise the redemption right provided above. To exercise the Change of Control Election, if applicable, a holder of the Series A Preferred Stock must deliver during the Exercise Period written notice to the Company (or an agent designated by the Company for such purpose) of the holder's exercise of the Change of Control Election, accompanied by each certificate evidencing shares of the Series A Preferred Stock with respect to which the Change of Control Election is being exercised, duly endorsed for transfer. On or prior to the fifth (5th) business day after receipt of delivery of such written notice, the Company shall accept for payment all shares of Series A Preferred Stock properly surrendered to the Company (or an agent designated by the Company for such purpose) during the Exercise Period for redemption in connection with the exercise of the Change of Control Election and shall cause payment to be made in cash for such shares of Series A Preferred Stock. If at the time of any Change of Control, the Company does not have sufficient capital and surplus legally available to purchase all of the outstanding shares of Series A Preferred Stock, the Company shall take all measures permitted under the Delaware General Corporation Law to increase the amount of its capital and surplus legally available, and the Company shall offer in its written notice of such Change of Control to purchase as many shares of Series A Preferred Stock as it has capital and surplus legally available therefor, ratably from the holders thereof in proportion to the total number of shares tendered, and shall thereafter from time to time, as soon as it shall have capital and surplus legally available therefor, offer to purchase as many shares of Series A Preferred Stock as it has capital and surplus available therefor until it has offered to purchase all of the outstanding shares of Series A Preferred Stock.

          (d)  Optional Redemption by Company.  (A) At any time (i) after June
               ------------------------------
30, 2004 or (ii) after June 30, 2002 if the closing price of the Common Stock quoted on the NASDAQ National Market System (or the primary national securities exchange on which the Common Stock is then listed) on each of the preceding thirty (30) trading days is greater than $12.00 per share (the "Redemption
                                                                ----------
Threshold"), the Company may, upon sixty (60) days notice, redeem all, but not
---------
less than all, of the then outstanding shares of Series A Preferred Stock (including shares issuable in respect of accrued but unpaid dividends) for cash in an amount per share equal to 103% of the Redemption Price.

          (B) The Redemption Threshold is subject to adjustment from time to time, in the event of any increase or decrease by way of a subdivision or split-up of the outstanding shares of Common Stock or any decrease by way of a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock. In any such case, an appropriate adjustment shall be made to the Redemption Threshold in a manner and on terms that effect the intent of paragraph (A) above.

          (e)  Status of Redeemed Shares. Any shares of Series A Preferred Stock
               -------------------------
which shall at any time have been redeemed pursuant to Section 4 or 5 hereof shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series.

          Section 6. Voting Rights. (a) Except as otherwise provided by
                     -------------
applicable law and in addition to any voting rights provided by law, the holders of Series A Preferred Stock:

               (i) shall be entitled to vote together with the holders of the Common Stock as a single class on all matters submitted for a vote of holders of Common Stock (except for matters submitted to the holders of Common Stock in connection with the transaction contemplated by the Agreement);

               (ii) shall have such other voting rights as are specified in the Certificate of Incorporation or as otherwise provided by Delaware law; and

               (iii) shall be entitled to receive notice of any stockholders' meeting in accordance with the Certificate of Incorporation and By-laws of the Company.

          Each share of Series A Preferred Stock shall entitle the holder thereof to cast 0.875 votes for each whole vote that such holder would be entitled to cast had such holder converted its Series A Preferred Stock into shares of Common Stock as of the date immediately prior to the record date for determining the stockholders of the Company eligible to vote on any such matter; provided that the total voting power of the
                                     --------
holders of the Series A Preferred Stock shall in no event exceed the voting power of 2,120,000 shares of Common Stock prior to the obtaining of stockholder approval (the "Stockholder Approval") for the transactions pursuant to which the
               --------------------
Series A Preferred Stock was issued, as contemplated by the Agreement, and shall in no event exceed the voting power of 9,750,000 shares of Common Stock in the event Stockholder Approval is obtained.

          (b) In addition to the other voting rights set forth herein, for so long as the Apollo Stockholders (as such term is defined below) beneficially own not less than 100,000 shares of Series A Preferred Stock, the following provisions shall apply:

          The holders of Series A Preferred Stock shall have the exclusive right, voting separately as a single class, to elect one person to serve on the Board of Directors (such director is referred to as a "Preferred Stock Director"); provided, that if the size of the Board
           ------------------------    --------
          of Directors shall be increased, then the holders of Series A Preferred Stock shall have the right to elect that number of Preferred Stock Directors such that the number of Preferred Stock Directors divided by the total number of members of the Board of Directors (the "Preferred Director Percentage") is at least equal to the Preferred
           -----------------------------
          Director Percentage immediately prior to the increase in the size of the Board of Directors (without regard to any vacancy that shall exist from time to time). On or after the date of Stockholder Approval (if such approval is obtained), the holders of Series A Preferred Stock shall have the right to elect two Preferred Stock Directors. In any such election the holders of Series A Preferred Stock shall be entitled to cast one vote per share of Series A Preferred Stock held of record on the record date for the determination of the holders of Series A Preferred Stock entitled to vote on such election. The initial Preferred Stock Director shall be appointed by the Board of Directors on the Original Issuance Date to serve until his or her successor is duly elected; in the event Stockholder Approval is obtained, the second Preferred Stock Director shall be appointed immediately after Stockholder Approval to serve until his or her successor is duly elected; and thereafter the Preferred Stock Directors shall be elected at the same time as other members of the Board of Directors. A Preferred Stock Director may only be removed by the vote of the Requisite Holders, at a vote of the then outstanding shares of Series A Preferred Stock, voting as a single class, at a meeting called for such purpose. If for any reason a Preferred Stock Director shall resign or otherwise be removed from the Board of Directors, then his or her replacement shall be a person elected by the holders of the Series A Preferred Stock, in accordance with the voting procedures set forth in this Section 6(b). The Preferred Stock Directors shall be appointed by the Board of Directors to serve on each committee of the Board of Directors in the same proportions that the number of Preferred Stock Directors bears to the total number of directors then comprising the Board of Directors.

               (c) So long as any Series A Preferred Stock remains outstanding, the Company shall not, without the written consent or affirmative vote of the Requisite Holders, at a meeting of the holders called for that purpose, amend, alter or repeal, whether by merger, consolidation, combination, reclassification or otherwise, the Certificate of Incorporation, By-Laws of the Company or any provision thereof (including the adoption of a new provision thereof) which would adversely affect the voting power of the Series A Preferred Stock or any other rights or privileges of the holders of the Series A Preferred Stock hereunder.

           Section 7. Conversion Rights.
                      -----------------

          (a)  General. Subject to and upon compliance with the provisions of
               -------
this Section 7, the holders of the shares of Series A Preferred Stock shall be entitled, at their option, at any time prior to the date fixed for redemption of such shares, to convert all or any such shares of Series A Preferred Stock into a number of fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock. The number of shares of Common Stock to which a holder of Series A Preferred Stock shall be entitled upon conversion shall be determined by dividing (x) the Liquidation Preference of such Series A Preferred Stock (including shares issuable in respect of accrued but unpaid dividends), plus the amount of any accrued but
                                          ----
unpaid dividends as of the Conversion Date by (y) the Conversion Price in effect at the close of business on the Conversion Date (determined as provided in this Section 7).

          (b)  Conversion Price. The conversion price (the "Conversion Price")
               ----------------                             ----------------
shall initially be $7.00 per share of Common Stock, subject to adjustment from time to time in accordance with Section 7(d).

          (c)  Fractions of Shares. No fractional share of Common Stock shall be
               -------------------
issued upon conversion of shares of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock to be issued and which shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Preferred Stock, the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to the product of such fraction multiplied by the Fair Market Value (as hereinafter defined) of one share of Common Stock on the Conversion Date (as hereinafter defined).

          (d)  Adjustments to Conversion Price.  The Conversion Price shall be
               --------------------------------
subject to adjustment from time to time as follows:

               (i)  Upon Issuance of Common Stock. If the Company shall, at any
                    -----------------------------
time or from time to time after the Original Issuance Date, issue any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, other than Additional Securities, Series B Preferred Stock or Excluded Stock, without consideration or for consideration per share less than either (x) the Conversion Price or (y) the Fair Market Value of the Common Stock, in effect immediately prior to the issuance of such Common Stock or securities, then such Conversion Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

               (A) the Conversion Price in effect immediately prior to the issuance of such Common Stock or securities by

               (B) a fraction of which (x) the denominator shall be the number of shares of Common Stock outstanding on a fully-diluted basis immediately after such issuance and (y) the numerator shall be the sum of (i) the number of shares of Common Stock outstanding on a fully-diluted basis immediately prior to the date of such issuance and (ii) the number of additional shares of Common Stock which the aggregate consideration for the number of shares of Common Stock so offered would purchase at the greater of the Conversion Price or the Fair Market Value per share of Common Stock.

          For purposes of this Section 7(d), "fully diluted basis" shall be determined in accordance with the treasury method of GAAP.

               (ii) Upon Acquisition of Common Stock.  If the Company or any
                    --------------------------------
     Subsidiary shall, at any time or from time to time after the Original Issuance Date, directly or indirectly, redeem, purchase or otherwise acquire any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (other than shares of Series A Preferred Stock or Series B Preferred Stock that are redeemed according to their terms), or options to purchase or rights to subscribe for such convertible or exchangeable securities, for a consideration per share greater than the Fair Market Value (plus, in the case of such options, rights, or securities, the additional consideration required to be paid to the Company upon exercise, conversion or exchange) for shares of Common Stock in effect immediately prior to such event, then the Conversion Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

               (A) the Conversion Price in effect immediately prior to such event by

               (B) a fraction of which (x) the denominator shall be the Fair Market Value per share of Common Stock immediately prior to such event and (y) the numerator shall be the result of dividing:

                      a) (1) the product of (A) the number of shares of Common Stock outstanding on a fully-diluted basis and (B) the Fair Market Value per share of Common Stock, in each case immediately prior to such event, minus (2) the aggregate consideration paid by the Company in such event (plus, in the case of such options, rights, or convertible or exchangeable securities, the aggregate additional consideration to be paid by the Company upon exercise, conversion or exchange), by

                      b) the number of shares of Common Stock outstanding on a fully-diluted basis immediately after such event.

               (iii) For the purposes of any adjustment of a Conversion Price pursuant to paragraphs (i) and (ii) of this Section 7(d), the following provisions shall be applicable:

               (1) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or placement fees payable by the Company to any underwriter or placement agent in connection with the issuance and sale thereof.

               (2) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Market Value thereof as determined in accordance with the Appraisal Procedure.

               (3) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, except for Additional Securities, Shares of Series B Preferred Stock or options to acquire Excluded Stock:

                      (a) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subparagraphs (1) and (2) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                      (b) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange of any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in paragraphs (1) and (2) above) and

                      (c) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the anti-dilution provisions thereof, the applicable Conversion Price shall forthwith be readjusted to such Conversion Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change.

                      (d) No further adjustment of the Conversion Price adjusted upon the issuance of any such options, rights, convertible securities or exchangeable securities shall be made as a result of the actual issuance of Common Stock on the exercise of any such rights or options or any conversion or exchange of any such securities.

               (iv)   Upon Stock Dividends, Subdivisions or Splits.  If, at any
                      --------------------------------------------
     time after the Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of Series A Preferred Stock shall be increased in proportion to such increase in outstanding shares.

               (v)    Upon Combinations.  If, at any time after the Original
                      -----------------
     Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

               (vi)   Upon Reclassifications, Reorganizations, Consolidations or
                      ----------------------------------------------------------
     Mergers.  In the event of any capital reorganization of the Company, any
     -------
     reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), each share of Series A Preferred Stock shall after such reorganization, reclassification, consolidation, or merger be convertible into the kind and number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such consolidation or surviving such merger, if any, to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon conversion of such Series A Preferred Stock would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, or mergers.

               (viii) Deferral in Certain Circumstances. In any case in which
                      ---------------------------------
     the provisions of this Section 7(d) shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event (1) issuing to the holder of any Series A Preferred Stock converted after such record date and before the occurrence of such event the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event and issuing to such holder only the shares of capital stock issuable upon such conversion before giving effect to such adjustments, and (2) paying to such holder any amount in cash in lieu of fractional share of capital stock pursuant to Section 7(c) above; provided, however, that the Company shall
                                     --------  -------
     deliver to such holder an appropriate instrument or due bills evidencing such holder's right to receive such additional shares and such cash.

               (viii) Other Anti-Dilution Provisions.  If the Company has issued
                      ------------------------------
     or issues any securities on or after the Original Issuance Date containing provisions protecting the holder or holders thereof against dilution in any manner more favorable to such holder or holders thereof than those set forth in this Section 7(d), such provisions (or any more favorable portion thereof) shall be deemed to be incorporated herein as if fully set forth in this Certificate of Designation and, to the extent inconsistent with any provision of this Certificate of Designation, shall be deemed to be substituted therefor.

               (ix)  Appraisal Procedure. In any case in which the provisions of
                     -------------------
     this Section 7(d) shall necessitate that the Appraisal Procedure be utilized for purposes of determining an adjustment to the Conversion Price, the Company may defer until the completion of the Appraisal Procedure and the determination of the adjustment (1) issuing to the holder of any share of Series A Preferred Stock converted after the date of the event that requires the adjustment and before completion of the Appraisal Procedure and the determination of the adjustment, the shares of capital stock issuable upon such conversion by reason of the adjustment required by such event and issuing to such holder only the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (2) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section 7(c) above; provided, however, that the Company
                                           --------  -------
     shall deliver to such holder an appropriate instrument or due bills evidencing such holder's right to receive such additional shares and such cash.

               (x)   Exceptions. Section 7(d) shall not apply to (i) any
                     ----------
     issuance of Common Stock upon exercise of any warrants or options (A) outstanding on the Original Issuance Date of the Series A Preferred Stock or (B) awarded to employees or directors of the Company pursuant to an employee stock option plan or stock incentive plan approved by the Board of Directors; (ii) any issuance of securities by the Company in underwritten public offerings; and (iii) repurchases by the Company of Common Stock approved by the Board of Directors (collectively, the "Excluded Stock").
                                                            --------------

          Notwithstanding the foregoing, in the case of shares of Series A Preferred Stock called for redemption, conversion rights will expire at the close of business on the last Business Day preceding any redemption date unless the Company defaults in making the payment due upon redemption.

          (e)  Exercise of Conversion Privilege.  In order to exercise the
               --------------------------------
conversion privilege, the holder of any share of Series A Preferred Stock shall surrender such Series A Preferred Stock, duly endorsed or assigned to the Company in blank, at any office or agency of the Company maintained for such purpose, accompanied by written notice to the Company at such office or agency that the holder elects to convert such Series A Preferred Stock or, if less than the entire amount thereof is to be converted, the portion thereof to be converted.

          Series A Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day (the "Conversion Date") of
                                                            ---------------
surrender of such shares of Series A Preferred Stock for conversion in accordance with the foregoing provisions, and at such time the rights of the holders of such shares of Series A Preferred Stock as holder shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as and after such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and shall deliver at any office or agency of the Company maintained for the surrender of Series A Preferred Stock a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 7(c).

          In the case of any Series A Preferred Stock which is converted in part only, upon such conversion the Company shall execute and deliver a new share of Series A Preferred Stock of authorized denomination in aggregate principal amount equal to the unconverted portion of the principal amount of such share of Series A Preferred Stock.

          (f)  Notice of Adjustment of Conversion Price. Whenever the Conversion
               ----------------------------------------
Price is adjusted as herein provided:

               (i) the Company shall compute the adjusted Conversion Price in accordance with Section 7(d) and shall prepare a certificate signed by the Treasurer or Chief Financial Officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for such purpose or conversion of shares of Series A Preferred Stock; and

               (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be prepared by the Company, and as soon as practicable after it is prepared, such notice shall be mailed by the Company at its expense to all holders at their last addresses as they shall appear in the stock register.

          (g)  Notice of Certain Corporate Action.
               ----------------------------------

               In case:

               (a) the Company shall take an action or an event shall occur, that would require a Conversion Price adjustment pursuant to Section 7(d); or

               (b) the Company shall grant to the holders of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class;

               (c) of any reclassification of the Common Stock (other than a subdivision or combination of the outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

               (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor);

then the Company shall cause to be filed at each office or agency maintained for such purpose, and shall cause to be mailed to all holders at their last addresses as they shall appear in the stock register, at least 30 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of the amendment thereto). Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of the Series A Preferred Stock. Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (e) of this Section 7(g).

          (h)  Company to Reserve Common Stock.
               -------------------------------

          The Company shall at all times reserve and keep available, free from preemptive rights, out of the authorized but unissued Common Stock or out of the Common Stock held in treasury, for the purpose of effecting the conversion of Series A Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Series A Preferred Stock.

          Before taking any action that would cause an adjustment reducing the conversion price below the then par value (if any) of the shares of Common Stock deliverable upon conversion of the Series A Preferred Stock, the Company will take any corporate action that, in the opinion of its counsel, is necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted conversion price.

          (i)  Taxes on Conversions.
               --------------------

          The Company will pay any and all original issuance, transfer, stamp and other similar taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Series A Preferred Stock pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the holder of the share(s) of Series A Preferred Stock to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

          (j)  Cancellation of Converted Series A Preferred Stock.
               --------------------------------------------------

          All Series A Preferred Stock delivered for conversion shall be delivered to the Company to be canceled.

          (k)  Certain Definitions.
               -------------------

          As used in this Section 7, the following terms shall have the following respective meanings:

          "Appraisal Procedure" if applicable, shall mean the following
           -------------------
procedure to determine the fair market value, as to any security, for purposes of the definition of "Fair Market Value" or the fair market value, as to any other property (in either case, the "valuation amount"). So long as Apollo Investment Fund IV, L.P. or any of its affiliates (the "Apollo Stockholders")
                                                        -------------------
beneficially own sufficient shares of Series A Preferred Stock to constitute the Requisite Holders, the valuation amount shall be determined in good faith jointly by the Board of Directors and the Requisite Holders; provided, however,
                                                             --------  -------
that if such parties are not able to agree on the valuation amount within a reasonable period of time (not to exceed twenty (20) days), the valuation amount shall be determined by an investment banking firm of national recognition, which firm shall be reasonably acceptable to the Board of Directors and the Requisite Holders. If the Board of Directors and the Requisite Holders are unable to agree upon an acceptable investment banking firm within ten (10) days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in New York City, New York, selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction).
The arbitrator shall select the investment banking firm (within ten (10) days of his appointment) from a list, jointly prepared by the Board of Directors and the Requisite Holders, of not more than six investment banking firms of national standing in the United States, of which no more than three may be named by the Board of Directors and no more than three may be named by the Requisite Holders. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The Board of Directors and the Requisite Holders shall submit their respective valuations and other relevant data to the investment banking firm, and the investment banking firm shall as soon as practicable thereafter make its own determination of the valuation amount. The final valuation amount for purposes hereof shall be the average of the two valuation amounts closest together, as determined by the investment banking firm, from among the valuation amounts submitted by the Company and the Requisite Holders and the valuation amount calculated by the investment banking firm. The determination of the final valuation amount by such investment-banking firm shall be final and binding upon the parties. The Company shall pay the fees and expenses of the investment banking firm and arbitrator (if any) used to determine the valuation amount. If required by any such investment banking firm or arbitrator, the Company shall execute a retainer and engagement letter containing reasonable terms and conditions, including, without limitation, customary provisions concerning the rights of indemnification and contribution by the Company in favor of such investment banking firm or arbitrator and its officers, directors, partners, employees, agents and affiliates. If the Apollo Stockholders no longer constitute the Requisite Holders, the valuation amount shall be determined in good faith by the Board of Directors.

          "Fair Market Value" means, as to any security, the Twenty Day Average
           -----------------
of the average closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ National Market System as of 4:00 P.M., New York City time, on such day, or, if on any day such security is not quoted in the NASDAQ National Market System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization (and in each such case excluding any trades that are not bona fide, arm's length transactions). If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ National Market System or the domestic over-the-counter market, the "Fair Market Value" of such security shall be the fair market value thereof as determined in accordance with the Appraisal Procedure, using any appropriate valuation method, assuming an arms-length sale to an independent party. In determining the fair market value of any class or series of Common Stock, a sale of all of the issued and outstanding Common Stock will be assumed, without giving regard to the lack of liquidity of such stock due to any restrictions (contractual or otherwise) applicable thereto or any discount for minority interests and assuming the conversion or exchange of all securities then outstanding that are convertible into or exchangeable for Common Stock and the exercise of all rights and warrants then outstanding and exercisable to purchase shares of such stock or securities convertible into or exchangeable for shares of such stock; provided, however that such assumption will not include those
               --------  -------
securities, rights and warrants convertible into Common Stock where the conversion, exchange or exercise price per share is greater than the fair market value; provided, further, however, that fair market
       --------  -------  -------
value shall be determined with regard to the relative priority of each class or series of Common Stock (if more than one class or series exists.) "Fair Market Value" means with respect to property other than securities, the "fair market value" determined in accordance with the Appraisal Procedure.

          "GAAP" means generally accepted accounting principles set forth in the
           ----
opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, which are in effect from time to time.

          "Twenty Day Average" means, with respect to any prices and in
           ------------------
connection with the calculation of Fair Market Value, the average of such prices over the twenty Business Days ending on the Business Day immediately prior to the day as of which "Fair Market Value" is being determined.

          Section 8. Preemptive Rights. Holders of shares of Series A Preferred
                     -----------------
Stock will have the right to purchase their pro rata portions of any future private placements by the Company of equity or equity-linked securities, other than (i) securities issued pursuant to the exercise of options or warrants currently outstanding, options awarded to employees or directors of the Company after the date hereof pursuant to currently existing employee incentive plans, and options hereinafter issued under new employee incentive plans approved by the Board of Directors and by the Apollo Stockholders and (ii) securities issued as consideration in acquisitions by the Company.

          Section 9. Limitations.  In addition to any other rights provided by
                     -----------
applicable law, so long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without the affirmative vote, or the written consent as provided by law, of the Requisite Holders, at a vote of the holders of Series A Preferred Stock, voting separately as a class,

               (a) create, authorize or issue any class, series or shares of Preferred Stock (other than Additional Securities issued pursuant to
          Section 2(b) hereof and Series B Preferred Stock issued as dividends) or any other class of capital stock ranking either as to payment of dividends or distribution of assets upon liquidation (i) prior to the Series A Preferred Stock, or (ii) on a parity with the Series A Preferred Stock, or (iii) junior to the Series A Preferred Stock, if such junior securities may be redeemed, in any circumstance, on or prior to the Redemption Date; or

               (b) change the preferences, rights or powers with respect to the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely.

          Section 10. Dividend Received Deduction. For federal income tax
                      ---------------------------
purposes, the Company shall report distributions on the Series A Preferred Stock as dividends, to the extent of the Company's current and accumulated earnings and profits (as determined for federal income tax purposes).

          Section 11. Event of Non-Compliance. Whenever an Event of Non-
                      -----------------------
Compliance (as hereinafter defined) shall have occurred and be continuing, the holders of Series A Preferred Stock shall have the exclusive right, voting separately as a class, to elect a sufficient number of additional directors such that the Preferred Stock Directors constitute a majority of the Board of Directors, at the Company's next annual meeting of stockholders and at each subsequent annual meeting of stockholders; provided, however, that if such
                                           --------  -------
voting rights shall become vested more than 90 days or less than 20 days before the date prescribed for such meeting of stockholders, thereupon the holders of the shares of Series A Preferred Stock shall be entitled to exercise their voting rights at a special meeting of the holders of Series A Preferred Stock as hereinafter set forth. At elections for Preferred Stock Directors, each holder of Series A Preferred Stock shall be entitled to one vote for each share of Series A Preferred Stock held. Upon the vesting of such right of the holders of Series A Preferred Stock, the maximum authorized number of members of the Board of Directors shall automatically be increased by such number as is required for the Preferred Stock Directors to constitute a majority of the Board of Directors and the vacancies so created shall be filled by vote of the holders of outstanding Series A Preferred Stock as hereinabove set forth. The right of holders of Series A Preferred Stock, voting separately as a class, to elect members of the Board of Directors as aforesaid shall continue until such time as all Events of Non-Compliance shall have been cured, at which time such rights shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent Event of Non-Compliance. Whenever such voting right shall have vested, such right may be exercised initially either, as provided above, at a special meeting of the holders of Series A Preferred Stock called as hereinafter provided, or at any annual meeting of stockholders held for the purpose of electing directors, and thereafter at such meetings or by the written consent of such holders pursuant to Section 228 of the Delaware General Corporation Law. The Preferred Stock Directors elected pursuant to Section 11 shall serve until the next annual meeting of stockholders of the Company or until their respective successors shall be elected and shall qualify. Any director elected by the holders of Series A Preferred Stock may be removed by, and shall not be removed otherwise than by, the vote of the Requisite Holders, at a vote of the then outstanding shares of Series A Preferred Stock, voting as a separate class, at a meeting called for such purpose or by written consent as permitted by law and the Certificate of Incorporation and By-Laws of the Company. If the office of any Preferred Stock Director becomes vacant by reason of death, resignation, retirement, disqualification or removal from office or otherwise, such vacancy shall be filled by the holders of Series A Preferred Stock voting as a class as herein provided. Upon any termination of the right of the holders of Series A Preferred Stock to vote for directors as herein provided, the term of office of the Preferred Stock Director then in office shall terminate immediately. Whenever the terms of office of a Preferred Stock Director shall so terminate and the special voting powers vested in the holders of Series A Preferred Stock shall have expired, the number of directors shall be such number as may be provided for pursuant to the By-Laws of the Company irrespective of any increase made pursuant to the provisions of this Section 11, and such Preferred Stock Director or Directors shall forthwith resign or the holders of Series A

Preferred Stock shall promptly vote, or act by written consent, to remove such Preferred Stock Director or Directors pursuant to the procedures set forth above.

          The term "Event of Non-Compliance" shall mean (A) any breach by the
                    -----------------------
Company of any of its agreements and covenants set forth (i) in Section 7.12,
Section 8.2 or Article 9 of the Agreement, (ii) in Sections 2, 4, 5, 6, 7 or 8 of this Certificate of Designation, or (B) any obligation of the Company, whether as principal, guarantor, surety or other obligor, for the payment of indebtedness for borrowed money in excess of $10,000,000 (i) shall become or shall be declared due and payable prior to the expressed maturity thereof, or
(ii) shall not be paid when due or within any grace period for the payment thereof, and such default shall remain uncured for 15 days, or (C) the Common Stock shall no longer be listed for trading on a United States national securities exchange or the NASDAQ National Market (provided, that such Event of
                                                   --------
Non-Compliance shall be deemed to be cured immediately on the date upon which the Common Stock is again listed for trading on a United States national securities exchange or the NASDAQ National Market).

          IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed by __________________, its _________, and attested by ________________, its Secretary, this ____ day of __________, 1999.



                                    By:_____________________________________
                                       Name:
                                       Title:

Attested:


By:_________________________
   Secretary

                                                                     Appendix B


                          CERTIFICATE OF DESIGNATION
                                      OF
                                   SERIES B
                                PREFERRED STOCK
                                      OF
                            RARE MEDIUM GROUP, INC.

                        (Pursuant to Section 151 of the
                       Delaware General Corporation Law)


          RARE MEDIUM GROUP, INC., a Delaware corporation (the "Company"),
                                                                -------
hereby certifies that the following resolution was adopted by the Board of Directors of the Company:

          RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Company (the "Board of Directors") by
                                                      ------------------
the provisions of the Certificate of Incorporation of the Company (the "Certificate of Incorporation"), there is hereby created, out of the 10,000,000
 ----------------------------
shares of Preferred Stock, par value $0.01 per share, of the Company authorized and unissued in Article Fourth of the Certificate of Incorporation (the "Preferred Stock"), a series of the Preferred Stock consisting of 1,500,000
 ---------------
shares, which series shall have the following powers, designations, preferences and relative, participating, optional or other rights, and the following qualifications, limitations and restrictions (in addition to any powers, designations, preferences and relative, participating, optional or other rights, and any qualifications, limitations and restrictions, set forth in the Certificate of Incorporation which are applicable to the Preferred Stock):

          Section 1.  Designation of Amount.  The 1,500,000 shares of Preferred
                      ---------------------
Stock shall be designated the "Series B Preferred Stock" (the "Series B
                                                               --------
Preferred Stock") and the authorized number of shares constituting such series
---------------
shall be 1,500,000.

           Section 2. Dividends.
                      ---------

          (a) The holders of the then outstanding shares of Series B Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Company legally available therefor, cumulative dividends, accruing on a daily basis from the Original Issuance Date through and including the date on which such dividends are paid at the annual rate of (A) 7.50% from the Original Issuance Date through June 30, 2002 and (B) thereafter, 4.65% (in either case, the "Applicable Rate"), of the Liquidation Preference (as
                            ---------------
hereinafter defined) per share of the Series B Preferred Stock, payable in arrears on the last day of each of December, March, June and September, commencing on June 30, 1999; provided that: (i) the Applicable Rate shall be
                             --------
12.50% of the Liquidation Preference beginning on the Outside Date and continuing until the stockholders of the Company shall have approved the matters described in Section 7(a) hereof, (ii) if any such payment date is not a Business Day then such dividend shall be payable on the next Business Day, and
(iii) accumulated and unpaid dividends for any prior quarterly period may be paid at any time. Such dividends shall be deemed to accrue on the Series B Preferred Stock from the Original Issuance Date and be cumulative whether or not earned or declared and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. The term "Business Day" means a day other than a Saturday, Sunday or day on which banking
 ------------
institutions in New York are authorized or required to remain closed. The term "Original Issuance Date" means, with respect to the Series B Preferred Stock,
 ----------------------
the first date of issuance, i.e., June 4, 1999, and, with respect to any Additional Securities (as hereinafter defined), the date upon which they are issued. The term "Outside Date" means October 2, 1999.
                   ------------

          (b) On any dividend payment date occurring on or prior to June 30, 2002, the Company shall pay a dividend on such Series B Preferred Stock through the issuance of additional shares of Series B Preferred Stock ("Additional
                                                                ----------
Securities").  On any dividend payment date occurring after June 30, 2002 and on
----------
or prior to June 30, 2004, the Company shall pay a dividend on such Series B Preferred Stock through the issuance of Additional Securities, provided that at the option of either the holders of a majority of the then outstanding shares of Series B Preferred Stock (the "Requisite Holders") or the Company, the Company
                               -----------------
shall pay the dividends in whole in cash. In the event the Company or the Requisite Holders, as the case may be, elect to have such dividends paid in cash, they shall provide the other party written notice of such election not less than ten days prior to the applicable dividend payment date. On any dividend payment date occurring after June 30, 2004, all dividends on such Series B Preferred Stock shall be paid in cash. Shares of Series B Preferred Stock issued in payment of dividends shall be valued at all times at $100 per share and each such share shall be issued with a detachable ten-year warrant (each a "Series 1-B Warrant") that entitles its holder to purchase from the
         ------------------
Company thirteen and one-half (13.5) shares of the Company's non-voting common stock, par value $0.01 par share (the "Non-Voting Common Stock"). The number of
                                       -----------------------
Additional Securities that are issued to the holders of the Series B Preferred Stock under this paragraph (b) will be the number obtained by dividing (i) the total dollar amount of cumulative dividends due and payable on the applicable dividend payment date by (ii) the Liquidation Preference, provided, that the
                                                          --------
Company shall not be required to issue fractional shares of Series B Preferred Stock, but in lieu thereof shall pay in cash the portion of any dividend payable in shares of Series B Preferred Stock that would otherwise require the issuance of a fractional share, provided further, that in any such case, the Company
                       -------- -------
shall issue to the holders fractional Series 1-B Warrants in an amount appropriate to reflect the fractional share of Series 1-B Preferred Stock.

          (c) Holders of shares of the Series B Preferred Stock shall be entitled to full cumulative dividends, as herein provided, on the Series B Preferred Stock and no additional amounts. Except as set forth in paragraph (f) below, no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series B Preferred Stock that may be in arrears.

          (d) If dividends are not paid in full, or declared in full and sums set apart for the payment thereof, upon the shares of Series B Preferred Stock and the shares of any other series of Preferred Stock ranking on a parity as to dividends with the Series B Preferred Stock ("Parity Stock"), all dividends
                                              ------------
declared upon shares of Series B Preferred Stock and upon all Parity Stock shall be paid or declared pro rata so that in all cases the amount of dividends paid or declared per share on the Series B Preferred Stock and such Parity Stock shall bear to each other the same ratio that unpaid accumulated dividends per share, including dividends accrued or in arrears, if any, on the shares of Series B Preferred Stock and such other shares of Parity Stock, bear to each other. Unless and until full cumulative dividends on the shares of Series B Preferred Stock in respect of all past quarterly dividend periods have been paid, and the full amount of dividends on the shares of Series B Preferred Stock in respect of the then current quarterly dividend period shall have been or are contemporaneously declared in full and sums set aside for the payment thereof,
(i) no dividends shall be paid or declared or set aside for payment or other distribution upon the Company's common stock, par value $0.01 per share (the "Common Stock"), the Non-Voting Common Stock or any other capital stock of the
 ------------
Company ranking junior to the Series B Preferred Stock as to dividends (together with the Common Stock and the Non-Voting Common Stock, "Junior Stock"), other
                                                        ------------
than in shares of, or warrants or rights to acquire, Junior Stock; and (ii) no shares of Junior Stock or Parity Stock shall be redeemed, retired, purchased or otherwise acquired for any consideration (or any payment made to or available for a sinking fund for the redemption of any such shares) by the Company or any Subsidiary of the Company (except by conversion into or exchange for shares of Junior Stock). For the purposes hereof, a "Subsidiary" shall mean any
                                           ----------
corporation, association or other business entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such person. Holders of shares of Series B Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or shares of capital stock, in excess of full accrued and cumulative dividends as herein provided.

          The terms "accrued dividends," "dividends accrued" and "dividends in arrears," whenever used herein with reference to shares of Series B Preferred Stock shall be deemed to mean an amount which shall be equal to dividends thereon at the Applicable Rate per share for the respective series from the date or dates on which such dividends commence to accrue to the end of the then current quarterly dividend period for such Preferred Stock (or, in the case of redemption, to the date of redemption), whether or not earned or declared and whether or not assets for the Company are legally available therefor, and if full dividends are not declared or paid (whether in cash or in Additional Securities), then such dividends shall cumulate, with additional dividends thereon, compounded quarterly, at the Applicable Rate, for each quarterly period during which such dividends remain unpaid, less the amount of all such dividends paid, or declared in full and sums set aside for the payment thereof, upon such shares of Preferred Stock.

          (e) The amount of any dividends per share of Series B Preferred Stock for any full quarterly period shall be computed by multiplying the Applicable Rate for such quarterly dividend period by the Liquidation Preference per share and dividing the result by four. Dividends payable on the shares of Series B Preferred Stock for any period less than a full quarterly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed for any period less than one month.

          (f) In the event any dividends are declared with respect to the Common Stock, the holders of the Series B Preferred Stock as of the record date established by the Board of Directors for such dividend shall be entitled to receive as additional dividends (the "Additional Dividends") an amount (whether
                                      --------------------
in the form of cash, securities or other property) equal to the amount (and in the form) of the dividends that such holder would have received had the Series B Preferred Stock been converted into Common Stock (on the basis of one share of Common Stock for each share of Non-Voting Common Stock into which the Series B Preferred Stock is then convertible) as of the date immediately prior to the record date of such dividend (whether or not the Series B Preferred Stock may be converted into Non-Voting Common Stock on such date), such Additional Dividends to be payable on the payment date of the dividend established by the Board of Directors (the "Additional Dividend Payment Date"). The record date for any
                --------------------------------
such Additional Dividends shall be the record date for the applicable dividend, and any such Additional Dividends shall be payable to the persons in whose name this Series B Preferred Stock is registered at the close of business on the applicable record date.

          Section 3. Liquidation Preference.  In the event of a liquidation,
                     ----------------------
dissolution or winding up of the Company, whether voluntary or involuntary, the holders of Series B Preferred Stock then outstanding shall be entitled to receive out of the available assets of the Company, whether such assets are stated capital or surplus of any nature, an amount on such date equal to $100 per share of Series B Preferred Stock (the "Liquidation Preference") plus the
                                            ----------------------
amount of any accrued and unpaid dividends as of such date, calculated pursuant to Section 2 hereinabove. Such payment shall be made before any payment shall be made or any assets distributed to the holders of any class or series of the Common Stock or the Non-Voting Common Stock or any other class or series of the Company's capital stock ranking junior as to liquidation rights to the Series B Preferred Stock. If upon any such liquidation, dissolution or winding up of the Company the assets available for payment of the Liquidation Preference are insufficient to permit the payment to the holders of the Series B Preferred Stock of the full preferential amounts described in this paragraph, then all the remaining available assets shall be distributed among the holders of the then outstanding Series B Preferred Stock pro rata according to the number of then outstanding shares of Series B Preferred Stock held by each holder thereof. No event that constitutes a Change in Control (as defined in Section 5(b) below) shall be considered a liquidation, dissolution or winding up of the Company for purposes of this Section 3 (unless in connection therewith the liquidation of the Company is specifically approved).

          Section 4. Mandatory Redemption.  (a)  On June 30, 2012 (the
                     --------------------
"Redemption Date"), the Company shall redeem for cash all shares of Series B
 ---------------
Preferred Stock that are then outstanding and any shares of Series B Preferred Stock then issuable in respect of accrued but unpaid dividends, in each case, at a redemption price per share equal to the Liquidation Preference thereof plus the amount of any accrued and unpaid dividends as of such date (the "Redemption
                                                                     ----------
Price").  Not more than sixty (60) nor less than thirty (30) days prior to the
-----
Redemption Date, notice by first class mail, postage prepaid, shall be given to each holder of record of the Series B Preferred Stock, at such holder's address as it shall appear upon the stock transfer books of the Company on such date. Each such notice of redemption shall be irrevocable and shall specify the date that is the Redemption Date, the Redemption Price, the identification of the shares to be redeemed, the place or places of payment and that payment will be made upon presentation and surrender of the certificate(s) evidencing the shares of Series B Preferred Stock to be redeemed and that dividends on the shares of the Series B Preferred Stock cease to accrue on the Redemption Date. On or after the Redemption Date, each holder of shares of Series B Preferred Stock shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price in the manner set forth in the notice. If, on the Redemption Date, funds in cash in an amount sufficient to pay the aggregate Redemption Price for all outstanding shares of Series B Preferred Stock shall be available therefor and shall have been irrevocably set aside and deposited with a bank or trust company in trust for purposes of payment of such Redemption Price, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, the shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price upon surrender of their certificates therefor) shall terminate. If at the Redemption Date, the Company does not have sufficient funds legally available to redeem all the outstanding shares of Series B Preferred Stock, the Company shall take all measures permitted under the Delaware General Corporation Law to increase the amount of its capital and surplus legally available, and the Company shall purchase as many shares of Series B Preferred Stock as it may legally redeem, ratably from the holders thereof in proportion to the number of shares held by them, and shall thereafter from time to time, as soon as it shall have funds available therefor, redeem as many shares of Series B Preferred Stock as it legally may until it has redeemed all of the outstanding shares of Series B Preferred Stock.

          (b)(i)  Right to Require Redemption.  If the Series B Preferred Stock
                  ---------------------------
shall not have been automatically converted into Series A Preferred Stock on or prior to the Outside Date (such failure, a "Redemption Event") and upon the
                                            ----------------
delivery to the Company of a written request executed by the Requisite Holders, the Company shall be required to redeem all outstanding Series B Preferred Stock, on the date (the "Repurchase Date") that is 30 days after the date of the
                         ---------------
Company Notice (as defined below). The redemption price per share (the "Repurchase Price") shall be 110% of the Liquidation Preference thereof plus the
 ----------------                                                       ----
amount of any accrued and unpaid dividends thereon through the Repurchase Date.

     (ii) Notices; Method of Exercising Redemption Right, etc.

          (A) Not later than 15 days following the Outside Date, the Company shall mail to all holders of record of the Series B Preferred Stock a notice (the "Company Notice") stating that the Redemption Event has
                  --------------
     occurred and describing the redemption right set forth herein arising as a result thereof. Each Company Notice of a redemption right shall also set forth: (I) the Repurchase Date (assuming that the notice of the Requisite Holders is delivered in accordance with paragraph (B) below); (II) the date by which the redemption right must be exercised; (III) the Repurchase Price; (IV) a description of the procedure which a holder must follow to exercise a redemption right including a form of the irrevocable written notice referred to in Section 4(b)(ii)(B) hereof; and (V) the place or places where such shares of Series B Preferred Stock may be surrendered for repurchase.

No failure of the Company to give the foregoing notices or any defect therein shall limit any holder's right to exercise a redemption right or affect the validity of the proceedings for the redemption of Series B Preferred Stock.

          (B) To exercise a redemption right, the Requisite Holders must deliver to the Company on or before the Series B-to-A Conversion Date (as defined in Section 7) (i) irrevocable written notice of the Requisite Holders' exercise of such rights, which notice shall include a statement that an election to exercise the redemption right is being made thereby, and (ii) the certificates representing the Series B Preferred Stock with respect to which the redemption right is being exercised, duly endorsed for transfer to the Company. Such written notice shall be irrevocable. Subject to the provisions of Section 4(b)(ii)(D) below, Series B Preferred Stock surrendered for redemption together with such irrevocable written notice shall cease to be convertible from the date of delivery of such notice.

          (C) In the event a redemption right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid the Repurchase Price in cash, to the holder of the Series B Preferred Stock being redeemed on the Repurchase Date. The source of such payment will be
     (i) first, from the Escrow Account established pursuant to the Amended and Restated Securities Purchase Agreement dated as of June 4, 1999 among the Company, Apollo Investment Fund IV, L.P., Apollo Overseas Partners IV, L.P. and AIF IV/RRRR LLC (the "Agreement"), and (ii) thereafter, from the
                               ---------
     Company out of funds legally available therefor.

          (D) If any Series B Preferred Stock surrendered for redemption shall not be so redeemed on the Repurchase Date, such Series B Preferred Stock shall be convertible at any time from the Repurchase Date until redeemed and, until such shares are redeemed by the Company, continue to accrue dividends to the extent permitted by applicable law from the Repurchase Date at the same rate borne by such Series B Preferred Stock. The Company shall pay to the holder of such Series B Preferred Stock the additional amounts arising from this Section 4(b)(ii)(D) at the same time that it pays the Repurchase Price, and if applicable such Series B Preferred Stock shall remain convertible into Series A Preferred Stock or Non-Voting Common Stock until the Repurchase Price plus any additional amounts owing on such Series B Preferred Stock shall have been paid or duly provided for.

          (E) Any Series B Preferred Stock which is to be redeemed only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 4(b)(ii)(A)(V) and the Company shall execute and deliver to the holder of such Series B Preferred Stock without service charge, a new certificate or certificates representing the Series B Preferred Stock, of any authorized denomination as requested by such holder, in aggregate amount equal to and in exchange for the unredeemed portion of the Series B Preferred Stock so surrendered.

           Section 5. Optional Redemption.
                      -------------------

          (a) Change of Control.  In the event that any Change of Control (as
              -----------------
hereinafter defined) shall occur at any time while any shares of Series B Preferred Stock are outstanding, the Requisite Holders shall have the right to give notice that they are exercising a Change of Control election (a "Change of
                                                                      ---------
Control Election"), with respect to all or any number of such holders' shares of
----------------
Series B Preferred Stock, during the period (the "Exercise Period") beginning on
                                                  ---------------
the 20th day and ending on the 90th day after the date of such Change of Control. Upon any such election, the Company shall redeem for cash each of such holders' shares (including any shares then issuable in respect of accrued but unpaid dividends) for which such an election is made, to the extent permitted by applicable law, at the Redemption Price.

          (b) As used herein, "Change of Control" means the occurrence of any of
                               -----------------
the following events:

               (1) the acquisition by any individual, entity or group other than Apollo Management, L.P. or its affiliates (a "Person"), or any
                                                        ------
          Holder (as such term is defined in the Agreement), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of
                                                            ------------
          beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of more than 50% of either (i) the then outstanding shares of Common Stock (the "Outstanding Company Common
                                                   --------------------------
          Stock") or (ii) the combined voting power of the then outstanding
          -----
          securities of the Company entitled to vote generally in the election of directors (the "Outstanding
                                      -----------

          Company Voting Securities"); excluding, however, the following: (A)
          -------------------------
          any acquisition directly from the Company of Common Stock (excluding any acquisition resulting from an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition of Common Stock by the Company, (C) any acquisition of Common Stock by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition of Common Stock by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 5(b);

               (2) a majority of the individuals who, as of the Original Issuance Date of the Series B Preferred Stock, constitute the members of the Board of Directors not elected by the holders of Series A Preferred Stock (the "Incumbent Board") cease for any reason to serve
                                ---------------
          on such Board of Directors; provided that any individual who becomes a director of the Company subsequent to such Original Issuance Date whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who
                                      ----------------
          was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors shall not be deemed a member of the Incumbent Board; or

               (3) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate
                      ---------------------
          Transaction pursuant to which (i) the individuals or entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns 100% of the Outstanding Company Common Stock or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 30% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, as the case may be) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will continue to serve as members of the board of directors of the corporation resulting from such Corporate Transaction.

          (c) On or before the tenth (10th) day after a Change of Control, the Company shall mail to all holders of record of the Series B Preferred Stock at their respective addresses as the same shall appear on the books of the Company as of such date, a notice disclosing (i) the Change of Control, (ii) the Redemption Price per share of the Series B Preferred Stock applicable hereunder,
(iii) the determination of the Requisite Holders to exercise a Change of Control Election (or the date on which such a determination is scheduled to be made) and (iv) the procedure which the holder must follow to exercise the redemption right provided above. To exercise the Change of Control Election, if applicable, a holder of the Series B Preferred Stock must deliver during the Exercise Period written notice to the Company (or an agent designated by the Company for such purpose) of the holder's exercise of the Change of Control Election, accompanied by each certificate evidencing shares of the Series B Preferred Stock with respect to which the Change of Control Election is being exercised, duly endorsed for transfer. On or prior to the fifth (5th) business day after receipt of delivery of such written notice, the Company shall accept for payment all shares of Series B Preferred Stock properly surrendered to the Company (or an agent designated by the Company for such purpose) during the Exercise Period for redemption in connection with the exercise of the Change of Control Election and shall cause payment to be made in cash for such shares of Series B Preferred Stock. If at the time of any Change of Control, the Company does not have sufficient capital and surplus legally available to purchase all of the outstanding shares of Series B Preferred Stock, the Company shall take all measures permitted under the Delaware General Corporation Law to increase the amount of its capital and surplus legally available, and the Company shall offer in its written notice of such Change of Control to purchase as many shares of Series B Preferred Stock as it has capital and surplus legally available therefor, ratably from the holders thereof in proportion to the total number of shares tendered, and shall thereafter from time to time, as soon as it shall have capital and surplus legally available therefor, offer to purchase as many shares of Series B Preferred Stock as it has capital and surplus available therefor until it has offered to purchase all of the outstanding shares of Series B Preferred Stock.

          (d) Status of Redeemed Shares.  Any shares of Series B Preferred Stock
              -------------------------
which shall at any time have been redeemed pursuant to Section 4 or 5 hereof shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series.

          Section  6. Consent Rights.  So long as any Series B Preferred Stock
                      --------------
remains outstanding, the Company shall not, without the written consent or affirmative vote of the Requisite Holders, at a meeting of the holders called for that purpose, amend, alter or repeal, whether by merger, consolidation, combination, reclassification or otherwise, the Certificate of Incorporation, By-Laws of the Company or any provision thereof (including the adoption of a new provision thereof) which would adversely affect the voting power of the Series B Preferred Stock or any other rights or privileges of the holders of the Series B Preferred Stock hereunder.

           Section 7.  Conversion to Series A Preferred Stock.
                       --------------------------------------

          (a) The Company will, as soon as practicable, duly call, give notice of, convene and hold a meeting of its stockholders for the purpose of approving, among other things, the conversion of the Series B Preferred Stock into Series A Preferred Stock (the "Series B-to-A Conversion") and the creation of the Non-
                      ------------- ----------
Voting Common Stock. The Company shall use its best efforts to secure such approval on or prior to the Outside Date. Upon stockholder approval of the Series B-to-A Conversion, whenever obtained, each outstanding share of Series B Preferred Stock shall, without any action on the part of the holder thereof or the Company, be automatically converted into one fully-paid and non-assessable share of Series A Preferred Stock. Any accrued and unpaid dividends shall be credited and transferred so that a holder is in the same economic position following such conversion.

          (b) Promptly following any Series B-to-A Conversion, the holder of the Series B Preferred Stock shall (i) surrender the certificates or certificates evidencing the shares of Series B Preferred Stock, duly endorsed in a form reasonably satisfactory to the Company, at the office of the Company or of the transfer agent for the Series B Preferred Stock and (ii) state in writing the name or names in which the certificate or certificates for shares of Series A Preferred Stock are to be issued. As soon as practical following receipt of the foregoing, the Company shall deliver to such former holder of Series B Preferred Stock, a certificate or certificates in denominations acceptable to such holder representing the shares of Series A Preferred Stock. Such conversion shall be deemed to have been effected as of the close of business on the date on which the stockholders of the Company approve the Series B-to-A Conversion.

           Section 8. Conversion Rights.
                      -----------------

          (a) General. Subject to and upon compliance with the provisions of
              -------
this Section 8, the holders of the shares of Series B Preferred Stock shall be entitled, at their option, at any time prior to the date fixed for redemption of such shares to convert all or any such shares of Series B Preferred Stock into a number of fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Non-Voting Common Stock. The number of shares of Non-Voting Common Stock to which a holder of Series B Preferred Stock shall be entitled upon conversion shall be determined by dividing (x) the Liquidation Preference of such Series B Preferred Stock (including shares issuable in respect of accrued but unpaid dividends), plus the amount of any accrued but
                                          ----
unpaid dividends as of the Conversion Date by (y) the Conversion Price in effect at the close of business on the Conversion Date (determined as provided in this
Section 8); provided, however, if after the Outside Date any holder of Series B
            --------
Preferred Stock elects to convert such shares to Non-Voting Common Stock pursuant to this Section 8 and it is determined that the Company cannot issue Non-Voting Common Stock, the Company shall use its reasonable efforts to deliver to such holders securities, cash or other property that would provide such investors with the economic equivalent of a conversion of the Series B Preferred Stock into, and an immediate sale of, the Non-Voting Common Stock.

          (b) Conversion Price. The conversion price (the "Conversion Price")
              ----------------                             ----------------
shall initially be $7.00 per share of Non-Voting Common Stock, subject to adjustment from time to time in accordance with Section 8(d).

          (c) Fractions of Shares.  No fractional share of Non-Voting Common
              -------------------
Stock shall be issued upon conversion of shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Non-Voting Common Stock to be issued and which shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of any fractional shares of Non-Voting Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred Stock, the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to the product of such fraction multiplied by the Fair Market Value (as hereinafter defined) of one share of Non-Voting Common Stock on the Conversion Date (as hereinafter defined).

          (d) Adjustments to Conversion Price.  In order to prevent dilution of
              --------------------------------
the conversion rights granted hereunder, the number of shares of Non-Voting Common Stock issuable upon conversion and the Conversion Price shall each be adjusted from time to time in the same manner as the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock and the "Conversion Price" as set forth in the Certificate of Designation of Series A Preferred Stock are adjusted pursuant to the Series A Certificate of Designation.

          (e) Exercise of Conversion Privilege.  In order to exercise the
              --------------------------------
conversion privilege, the holder of any share of Series B Preferred Stock shall surrender such Series B Preferred Stock, duly endorsed or assigned to the Company in blank, at any office or agency of the Company maintained for such purpose, accompanied by written notice to the Company at such office or agency that the holder elects to convert such Series B Preferred Stock or, if less than the entire amount thereof is to be converted, the portion thereof to be converted.

          Series B Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day (the "Conversion Date") of
                                                            ---------------
surrender of such shares of Series B Preferred Stock for conversion in accordance with the foregoing provisions, and at such time the rights of the holders of such shares of Series B Preferred Stock as holder shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as and after such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and shall deliver at any office or agency of the Company maintained for the surrender of Series B Preferred Stock a certificate or certificates for the number of full shares of Non-Voting Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 8(c).

          In the case of any Series B Preferred Stock which is converted in part only, upon such conversion the Company shall execute and deliver a new share of Series B Preferred Stock of authorized denomination in aggregate principal amount equal to the unconverted portion of the principal amount of such share of Series B Preferred Stock.

          (f)  Notice of Adjustment of Conversion Price. Whenever the Conversion
               ----------------------------------------
Price is adjusted as herein provided:

               (i) the Company shall compute the adjusted Conversion Price in accordance with Section 8(d) and shall prepare a certificate signed by the Treasurer or Chief Financial Officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for such purpose or conversion of shares of Series B Preferred Stock; and

               (ii) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall forthwith be prepared by the Company, and as soon as practicable after it is prepared, such notice shall be mailed by the Company at its expense to all holders at their last addresses as they shall appear in the stock register.

          (g)  Notice of Certain Corporate Action.
               ----------------------------------

               In case:

               (a) the Company shall take an action or an event shall occur, that would require a Conversion Price adjustment pursuant to Section 8(d); or

               (b) the Company shall grant to the holders of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class;

               (c) of any reclassification of the Common Stock (other than a subdivision or combination of the outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

               (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor);

then the Company shall cause to be filed at each office or agency maintained for such purpose, and shall cause to be mailed to all holders at their last addresses as they shall appear in the stock register, at least 30 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of the amendment thereto). Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of the Series B Preferred Stock. Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (e) of this Section 8(g).

          (h) Company to Reserve Common Stock.
              -------------------------------

          The Company shall at all times reserve and keep available, free from preemptive rights, out of the authorized but unissued Non-Voting Common Stock or out of the Non-Voting Common Stock held in treasury, for the purpose of effecting the conversion of Series B Preferred Stock, the full number of shares of Non-Voting Common Stock then issuable upon the conversion of all outstanding shares of Series B Preferred Stock.

          Before taking any action that would cause an adjustment reducing the conversion price below the then par value (if any) of the shares of Non-Voting Common Stock deliverable upon conversion of the Series B Preferred Stock, the Company will take any corporate action that, in the opinion of its counsel, is necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Non-Voting Common Stock at such adjusted conversion price.

          (i)  Taxes on Conversions.
               --------------------

          The Company will pay any and all original issuance, transfer, stamp and other similar taxes that may be payable in respect of the issue or delivery of shares of Non-Voting Common Stock on conversion of Series B Preferred Stock pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Non-Voting Common Stock in a name other than that of the holder of the share(s) of Series B Preferred Stock to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

          (j)  Cancellation of Converted Series B Preferred Stock.
               --------------------------------------------------

          All Series B Preferred Stock delivered for conversion shall be delivered to the Company to be canceled.

          (k)  Certain Definitions.
               -------------------

          As used in this Section 8, the following terms shall have the following respective meanings:

          "Appraisal Procedure" if applicable, shall mean the following
           -------------------
procedure to determine the fair market value, as to any security, for purposes of the definition of "Fair Market Value" or the fair market value, as to any other property (in either case, the "valuation amount"). So long as Apollo Investment Fund IV, L.P. or any of its affiliates (the "Apollo Stockholders")
                                                        -------------------
beneficially own sufficient shares of Series B Preferred Stock to constitute the Requisite Holders, the valuation amount shall be determined in good faith jointly by the Board of Directors and the Requisite Holders; provided, however,
                                                             --------  -------
that if such parties are not able to agree on the valuation amount within a reasonable period of time (not to exceed twenty (20) days), the valuation amount shall be determined by an investment banking firm of national recognition, which firm shall be reasonably acceptable to the Board of Directors and the Requisite Holders. If the Board of Directors and the Requisite Holders are unable to agree upon an acceptable investment banking firm within ten (10) days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in New York City, New York, selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction).
The arbitrator shall select the investment banking firm (within ten (10) days of his appointment) from a list, jointly prepared by the Board of

Directors and the Requisite Holders, of not more than six investment banking firms of national standing in the United States, of which no more than three may be named by the Board of Directors and no more than three may be named by the Requisite Holders. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The Board of Directors and the Requisite Holders shall submit their respective valuations and other relevant data to the investment banking firm, and the investment banking firm shall as soon as practicable thereafter make its own determination of the valuation amount. The final valuation amount for purposes hereof shall be the average of the two valuation amounts closest together, as determined by the investment banking firm, from among the valuation amounts submitted by the Company and the Requisite Holders and the valuation amount calculated by the investment banking firm. The determination of the final valuation amount by such investment-banking firm shall be final and binding upon the parties. The Company shall pay the fees and expenses of the investment banking firm and arbitrator (if any) used to determine the valuation amount. If required by any such investment banking firm or arbitrator, the Company shall execute a retainer and engagement letter containing reasonable terms and conditions, including, without limitation, customary provisions concerning the rights of indemnification and contribution by the Company in favor of such investment banking firm or arbitrator and its officers, directors, partners, employees, agents and affiliates. If the Apollo Stockholders no longer constitute the Requisite Holders, the valuation amount shall be determined in good faith by the Board of Directors.

          "Fair Market Value" means, as to any security, the Twenty Day Average
           -----------------
of the average closing prices of such security's sales on all domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York City time, on such day, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar or successor organization (and in each such case excluding any trades that are not bona fide, arm's length transactions). If at any time such security is not listed on any domestic securities exchange or quoted in the NASDAQ System or the domestic over-the-counter market, the "Fair Market Value" of such security shall be the fair market value thereof as determined in accordance with the Appraisal Procedure, using any appropriate valuation method, assuming an arms-length sale to an independent party. In determining the fair market value of any class or series of Common Stock, a sale of all of the issued and outstanding Common Stock will be assumed, without giving regard to the lack of liquidity of such stock due to any restrictions (contractual or otherwise) applicable thereto or any discount for minority interests and assuming the conversion or exchange of all securities then outstanding that are convertible into or exchangeable for Common Stock and the exercise of all rights and warrants then outstanding and exercisable to purchase shares of such stock or securities convertible into or exchangeable for shares of such stock; provided, however that such
                      --------  -------
assumption will not include those securities, rights and warrants convertible into Common Stock where the conversion, exchange or exercise price per share is greater than the fair market value; provided, further, however, that fair market
                                    --------  -------  -------
value shall be determined with regard to the relative priority of each class or series of Common Stock (if more than one class or series exists.) "Fair Market Value" means with respect to property other than securities, the "fair market value" determined in accordance with the Appraisal Procedure.

          "GAAP" means generally accepted accounting principles set forth in the
           ----
opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, which are in effect from time to time.

          "Twenty Day Average" means, with respect to any prices and in
           ------------------
connection with the calculation of Fair Market Value, the average of such prices over the twenty Business Days ending on the Business Day immediately prior to the day as of which "Fair Market Value" is being determined.

          Section 9.  Preemptive Rights.  Holders of shares of Series B
                      -----------------
Preferred Stock will have the right to purchase their pro rata portions of any future private placements by the Company of equity or equity-linked securities, other than (i) securities issued pursuant to the exercise of options or warrants currently outstanding, options awarded to employees or directors of the Company after the date hereof pursuant to currently existing employee incentive plans, and options hereinafter issued under new employee incentive plans approved by the Board of Directors and by the Apollo Stockholders and (ii) securities issued as consideration in acquisitions by the Company.

          Section 10. Limitations.  In addition to any other rights provided by
                      -----------
applicable law, so long as any shares of Series B Preferred Stock are outstanding, the Company shall not, without the affirmative vote, or the written consent as provided by law, of the Requisite Holders, at a vote of the holders of Series B Preferred Stock, voting separately as a class,

               (a) create, authorize or issue any class, series or shares of Preferred Stock (other than Additional Securities issued pursuant to
          Section 2(b) hereof and Series B Preferred Stock issued as dividends) or any other class of capital stock ranking either as to payment of dividends or distribution of assets upon liquidation (i) prior to the Series B Preferred Stock, or (ii) on a parity with the Series B Preferred Stock, or (iii) junior to the Series B Preferred Stock, if such junior securities may be redeemed, in any circumstance, on or prior to the Redemption Date; or

               (b) change the preferences, rights or powers with respect to the Series B Preferred Stock so as to affect the Series B Preferred Stock adversely.

          Section  11. Dividend Received Deduction.  For federal income tax
                       ---------------------------
purposes, the Company shall report distributions on the Series B Preferred Stock as dividends, to the extent of the Company's current and accumulated earnings and profits (as determined for federal income tax purposes).

          IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed by __________________, its _________, and attested by ________________, its Secretary, this ____ day of __________, 1999.



                                    By:_________________________________
                                         Name:
                                         Title:

Attested:


By:_________________________
     Secretary

                                                                      Appendix C

================================================================================








                                  SERIES 1-A
                                    WARRANT
                          to Purchase Common Stock of

                            RARE MEDIUM GROUP, INC.








================================================================================


                                         Warrant No. [___]

                                         Original Issue
                                         Date: June 4, 1999

                               TABLE OF CONTENTS

1.      DEFINITIONS..............................................................    2

2.      EXERCISE OF WARRANT......................................................    7
        2.1   Manner of Exercise.................................................    7
        2.2   Payment of Taxes...................................................    8
        2.3   Fractional Shares..................................................    9
        2.4   Reduced Exercise Price.............................................    9

3.      TRANSFER, DIVISION AND COMBINATION.......................................    9
        3.1   Transfer...........................................................    9
        3.2   Division and Combination...........................................    9
        3.3   Expenses...........................................................   10
        3.4   Maintenance of Books...............................................   10

4.      ANTIDILUTION PROVISIONS..................................................   10
        4.1   Upon Issuance of Common Stock......................................   10
        4.2   Upon Acquisition of Common Stock...................................   11
        4.3   Provisions Applicable to Adjustments...............................   11
        4.4   Upon Stock Dividends or Splits.....................................   13
        4.5   Upon Combinations..................................................   13
        4.6   Upon Reclassifications, Reorganizations, Consolidations or Mergers.   13
        4.7   Deferral in Certain Circumstances .................................   14
        4.8   Other Anti-Dilution Provisions.....................................   14
        4.9   Appraisal Procedure ...............................................   14
        4.10  Adjustment of Number of Shares Purchasable ........................   14
        4.11  Exceptions.........................................................   14
        4.12  Notice of Adjustment of Exercise Price ............................   15

5.      NO IMPAIRMENT; REGULATORY COMPLIANCE AND
        COOPERATION; NOTICE OF EXPIRATION........................................   15

6.      RESERVATION AND AUTHORIZATION OF COMMON STOCK;
        REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL
        AUTHORITY ...............................................................   16

7.      NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD;
        TRANSFER BOOKS ..........................................................   16
        7.2 Taking of Record ....................................................   17
        7.3 Closing of Transfer Books ...........................................   17

8.      TRANSFER RESTRICTIONS.....................................................   17
        8.1 Restrictions on Transfers.............................................   17
        8.2 Restrictive Legends...................................................   18
        8.3 Termination of Securities Law Restrictions............................   19

9.      LOSS OR MUTILATION........................................................   19

10.     OFFICE OF THE COMPANY.....................................................   20

11.     FINANCIAL AND BUSINESS INFORMATION........................................   20

12.     DILUTION FEE..............................................................   22

13.     MISCELLANEOUS.............................................................   22
        13.1  Nonwaiver...........................................................   22
        13.2  Notice Generally....................................................   22
        13.3  Indemnification.....................................................   23
        13.4  Limitation of Liability.............................................   23
        13.5  Remedies............................................................   23
        13.6  Successors and Assigns..............................................   23
        13.7  Amendment...........................................................   23
        13.8  Severability........................................................   24
        13.9  Headings............................................................   24
        13.10 GOVERNING LAW; JURISDICTION.........................................   24

ANNEX A

        SUBSCRIPTION FORM.........................................................   26

ANNEX B

        ASSIGNMENT FORM...........................................................   27

     NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE ACT, THE RULES AND REGULATIONS THEREUNDER AND THIS WARRANT.



                                                Warrant No. [___]


                                  SERIES 1-A
                                    WARRANT

                    TO PURCHASE ____ SHARES OF COMMON STOCK
                          (SUBJECT TO ADJUSTMENT) OF

                            RARE MEDIUM GROUP, INC.


          THIS IS TO CERTIFY THAT APOLLO INVESTMENT FUND IV, L.P., or its registered assigns, is entitled, at any time prior to the Expiration Date (such term, and certain other capitalized terms used herein being hereinafter defined), to purchase from RARE MEDIUM GROUP, INC., a Delaware corporation (the "Company"), thirteen and one-half (13.5) shares of the Common Stock of the
 -------
Company (subject to adjustment as provided herein), at a purchase price per share (the initial "Exercise Price", subject to adjustment as provided herein)
                    --------------
set forth in the table below (or, if the Fair Value falls between any of the prices in the left column, then the Exercise Price will be calculated by linear interpolation between the corresponding prices in the right column):

          FAIR VALUE OF ONE
          SHARE OF COMMON
          STOCK ON EXERCISE DATE         EXERCISE PRICE
          ----------------------         --------------
               $4.00 or less                  $4.20
               $5.00                          $3.59
               $6.00                          $1.61
               $7.00 or more                  $0.01

 1.  DEFINITIONS
     -----------

          As used in this Warrant, the following terms have the respective meanings set forth below:

          "Affiliate" of any Person means any other Person (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with such Person. The term "control" (including the terms "controlled by" and "under common control with") as used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "After-Tax Basis" when referring to a payment that is required hereunder (the "target amount"), shall mean a total payment (the "total amount") that, after deduction of all federal, state and local taxes that are required to be paid by the recipient in respect of the receipt or accrual of such total amount, is equal to the target amount.

          "Agreed Rate" shall mean the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as Citibank, N.A.'s base rate.

          "Appraisal Procedure" if applicable, shall mean the following procedure to determine the fair market value, as to any security, for purposes of the definition of "Fair Value" or the fair market value, as to any other property (in either case, the "valuation amount"). So long as Apollo Investment Fund IV, L.P. or any of its Affiliates (the "Apollo Stockholders") beneficially
                                             -------------------
own sufficient Warrants to constitute the Majority Warrant Holders, the valuation amount shall be determined in good faith jointly by the Board of Directors and the Majority Warrant Holders; provided, however, that if such
                                            --------  -------
parties are not able to agree on the valuation amount within a reasonable period of time (not to exceed twenty (20) days) the valuation amount shall be determined by an investment banking firm of national recognition, which firm shall be reasonably acceptable to the Board of Directors and the Majority Warrant Holders. If the Board of Directors and the Majority Warrant Holders are unable to agree upon an acceptable investment banking firm within ten (10) days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in New York City, New York, selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the investment banking firm (within ten (10) days of his appointment) from a list, jointly prepared by the Board of Directors and the Majority Warrant Holders, of not more than six investment banking firms of national standing in the United States, of which no more than three may be named by the Board of Directors and no more than three may be named by the Majority Warrant Holders. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The Board of Directors and the Majority Warrant Holders shall submit their respective valuations and other relevant data to the investment banking firm, and the investment banking firm shall as soon as practicable thereafter make its own determination of the valuation amount. The final valuation amount for purposes hereof shall be the average of the two valuation amounts closest together, as determined by the investment banking firm, from among the valuation amounts submitted by the Company and the Majority Warrant Holders and the valuation amount calculated by the investment banking firm. The determination of the final valuation amount by such investment-banking firm shall be final and binding upon the parties. The Company shall pay the fees and expenses of the investment banking firm and arbitrator (if any) used to determine the valuation amount. If required by any such investment banking firm or arbitrator, the Company shall execute a retainer and engagement letter containing reasonable terms and conditions, including, without limitation, customary provisions concerning the rights of indemnification and contribution by the Company in favor of such investment banking firm or arbitrator and its officers, directors, partners, employees, agents and Affiliates. If the Apollo Stockholders no longer constitute the Majority Warranty Holders, the valuation amount shall be determined in good faith by the Board of Directors.

          "Appraised Value" per share of Common Stock as of a date specified herein shall mean the value of such a share as of such date as determined by an investment bank of nationally recognized standing selected by the Majority Warrant Holders and reasonably acceptable to the Company. If the investment bank selected by the Majority Warrant Holders is not reasonably acceptable to the Company, and the Company and the Majority Warrant Holders cannot agree on a mutually acceptable investment bank, then the Company and the Majority Warrant Holders shall each choose one such investment bank and the respective chosen firms shall jointly select a third investment bank, which shall make the determination. The Company shall pay the costs and fees of each such investment bank (including any such investment bank selected by the Majority Warrant Holders), and the decision of the investment bank making such determination of Appraised Value shall be final and binding on the Company and all affected holders of Warrants or Warrant Stock. Such Appraised Value shall be determined as a pro rata portion of the value of the Company taken as a whole, based on the higher of (A) the value derived from a hypothetical sale of the entire Company as a going concern by a willing seller to a willing buyer (neither acting under any compulsion) and (B) the liquidation value of the entire Company. No discount shall be applied on account of (i) any Warrants or Warrant Stock representing a minority interest, (ii) any lack of liquidity of the Common Stock or the Warrants, (iii) the fact that the Warrants or Warrant Stock may constitute "restricted securities" for securities law purposes, (iv) the existence of any call option or (v) any other grounds.

          "Book Value" per share of Common Stock as of a date specified herein shall mean the consolidated book value of the Company and its Subsidiaries as of such date divided by the number of shares of Common Stock Outstanding on such date. Such book value shall be determined in accordance with GAAP, except that there shall be no reduction in such book value by reason of any amount that may be required either as an offset to or reserve against retained earnings or as a deduction from book value as a result of the issuance, existence, anticipated exercise of, or anticipated cost to the Company of the repurchase of, any of the Warrants.

          "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

          "Common Stock" shall mean the Common Stock of the Company, par value $0.01 per share, as constituted on the Original Issue Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of any Common Stock upon any reclassification thereof which is also not preferred as to dividends or liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.6 hereof) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.6 hereof.

          "Company" means Rare Medium Group, Inc., a Delaware corporation, and any successor corporation.

          "Current Market Price" shall mean as of any specified date the average of the daily market price of one share of the Common Stock for the shorter of
(x) the twenty (20) consecutive Business Days immediately preceding such date or
(y) the period commencing on the Business Day next following the first public announcement by the Company of any event giving rise to an adjustment of the Exercise Price pursuant to Section 4 below and ending on such date. The "daily market price" of one share of Common Stock for each such Business Day shall be:
(i) if the Common Stock is then listed on a national securities exchange or is listed on NASDAQ and is designated as a National Market System security, the last sale price of one share of Common Stock, regular way, on such day on the principal stock exchange or market system on which such Common Stock is then listed or admitted to trading, or, if no such sale takes place on such day, the average of the closing bid and asked prices for one share of Common Stock on such day as reported on such stock exchange or market system or (ii) if the Common Stock is not then listed or admitted to trading on any national securities exchange or designated as a National Market System security on NASDAQ but is traded over-the-counter, the average of the closing bid and asked prices for one share of Common Stock as reported on NASDAQ or the Electronic Bulletin Board or in the National Daily Quotation Sheets, as applicable.

          "Designated Office" shall have the meaning set forth in Section 10 hereof.

          "Dilution Fee" shall have the meaning set forth in Section 14 hereof.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Excluded Stock" shall have the meaning set forth in Section 4.11 hereof.

          "Exercise Date" shall have the meaning set forth in Section 2.1 hereof.

          "Exercise Notice" shall have the meaning set forth in Section 2.1 hereof.

          "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1 hereof.

          "Exercise Price" shall mean, in respect of a share of Common Stock at any date herein specified, the initial Exercise Price set forth in the preamble of this Warrant as adjusted from time to time pursuant to Sections 2.4 and 4 hereof.

          "Expiration Date" shall mean the tenth anniversary of the Original Issue Date.

          "Fair Value" per share of Common Stock as of any specified date shall mean (A) if the Common Stock is publicly traded on such date, the Current Market Price per share or (B) if the Common Stock is not publicly traded on such date,
(1) the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company and set forth in a written notice to each Holder or (2) if the Majority Warrant Holders object in writing to such price as determined by the Board of Directors within thirty (30) days after receiving notice of same, the Appraised Value per share as of such date.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

          "Holder" shall mean (a) with respect to this Warrant, the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose and (b) with respect to any other Warrant or shares of Warrant Stock, the Person in whose name such Warrant or Warrant Stock is registered on the books of the Company maintained for such purpose.

          "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

          "Majority Warrant Holders", with respect to a given determination, shall mean the Holders of Warrants representing more than fifty percent (50%) of all then outstanding Warrants.

          "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

          "NASDAQ" shall mean the NASDAQ quotation system, or any successor reporting system.

          "Opinion of Counsel" means a written opinion of outside counsel experienced in Securities Act matters chosen by the Holder of this Warrant or Warrant Stock issued upon the exercise hereof and reasonably acceptable to the Company.

          "Original Issue Date" shall mean the date on which this Warrant was issued, as set forth on the cover page of this Warrant.

          "Original Warrants" shall mean the Warrants originally issued by the Company on June 4, 1999 to the Apollo Stockholders.

          "Outside Date" shall mean the date which is 120 days after the Original Issue Date.

          "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any Subsidiary, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

          "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

          "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 8.2(a) hereof.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Series A Preferred Stock" shall mean the Series A Convertible Preferred Stock of the Company.

          "Series B Preferred Stock" shall mean the Series B Preferred Stock of the Company.

          "Share Withholding Option" has the meaning set forth in Section 2.1 hereof.

          "Subsidiary" shall mean any corporation, association or other business entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled directly or indirectly by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such person.

          "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest therein, which would constitute a "sale" thereof or a transfer of a beneficial interest therein within the meaning of the Securities Act.

          "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to
Section 2.1 hereof, multiplied by (ii) the Exercise Price as of the date of such exercise.

          "Warrants" shall mean the Original Warrants and all warrants issued upon transfer, division or combination of, or in substitution for, such Original Warrants, and any additional Warrants issued together with shares of Series A Preferred Stock paid as dividends, or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions, except as to the number of shares of Common Stock for which they may be exercised and their date of issuance.

          "Warrant Stock" generally shall mean the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants.


 2.  EXERCISE OF WARRANT
     -------------------

          2.1  Manner of Exercise.  (a)  From and after the Original Issue Date
               ------------------
and until 5:00 P.M., New York time, on the Expiration Date, the Holder of this Warrant may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder (as determined pursuant to Section 2.2 below). In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at its Designated Office a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice"), which Exercise Notice shall be irrevocable and
             ---------------
specify the number of shares of Common Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the "Exercise Date"). Such Exercise Notice shall be in
                              -------------
the form of the subscription form appearing at the end of this Warrant as Annex
                                                                          -----
A, duly executed by the Holder or its duly authorized agent or attorney.
-

          (b) Upon receipt by the Company of such Exercise Notice, Warrant and payment, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or, subject to Section 8 below, such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date.

          (c) Payment of the Warrant Price shall be made at the option of the Holder by one or more of the following methods: (i) by delivery of a certified or official bank check in the amount of such Warrant Price payable to the order of the Company, (ii) by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Value equal to such Warrant Price (the "Share Withholding Option"), or
                                             ------------------------
(iii) by surrendering to the Company shares of Common Stock previously acquired by the Holder with an aggregate Fair Value equal to such Warrant Price. In the event of any withholding of Warrant Stock or surrender of Common Stock pursuant to clause (ii) or (iii) above where the number of shares whose Fair Value is equal to the Warrant Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount determined in accordance with Section 2.3 hereof.

          (d) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares of Common Stock in the name of any Person who acquired this Warrant (or part hereof) or any shares of Warrant Stock otherwise than in accordance with this Warrant.

          (e) All Warrants delivered for exercise shall be canceled by the Company.

          2.2 Payment of Taxes.  All shares of Common Stock issuable upon the
              ----------------
exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of all Liens (other than any created by actions of the Holder). The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder and the Company shall reimburse the Holder therefor on an After-Tax Basis. The Company shall not, however, be required to pay any tax or governmental charge which may be issuable upon exercise of this Warrant payable in respect of any Transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the holder of the Warrants to be exercised, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

          2.3  Fractional Shares.  The Company shall not be required to issue a
               -----------------
fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share that the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash equal to such fraction multiplied by (i) the Current Market Price of one share of Common Stock on the Exercise Date, if the Common Stock is then publicly traded, or (ii) the Book Value per share of Common Stock based on the most recent available consolidated balance sheet of the Company, if the Common Stock is not then publicly traded.

          2.4  Reduced Exercise Price.  On the Outside Date, in the event that
               ----------------------
the Company shall not have obtained the approval of its stockholders of the conversion of the Series B Preferred Stock to Series A Preferred Stock, the Exercise Price herein shall be reduced to $0.01.


 3.  TRANSFER, DIVISION AND COMBINATION
     ----------------------------------

          3.1  Transfer.  Subject to compliance with Section 8 hereof, each
               --------
transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form of Annex B hereto duly executed by the
                                          -------
Holder or its agent or attorney and funds sufficient to pay any transfer taxes described in Section 2.2 in connection with the making of such transfer. Upon such surrender and delivery and, if required, such payment, the Company shall, subject to Section 8, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 8, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

          3.2  Division and Combination.  Subject to compliance with the
               ------------------------
applicable provisions of this Warrant including, without limitation, Section 8, this Warrant may be divided or combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          3.3  Expenses.  The Company shall prepare, issue and deliver at its
               --------
own expense (other than pursuant to Section 2.2 hereof) any new Warrant or Warrants required to be issued under this Section 3.

          3.4  Maintenance of Books.  The Company agrees to maintain, at the
               --------------------
Designated Office, books for the registration and transfer of the Warrants.


 4.  ANTIDILUTION PROVISIONS
     -----------------------

          The number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

          4.1  Upon Issuance of Common Stock.  If the Company shall, at any time
               -----------------------------
or from time to time after the Original Issuance Date, issue any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, other than shares of Series A Preferred Stock, Series B Preferred Stock or Excluded Stock, without consideration or for consideration per share less than either (x) the Exercise Price or (y) the Fair Value of the Common Stock, in effect immediately prior to the issuance of such Common Stock or securities, then such Exercise Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

                    (i) the Exercise Price in effect immediately prior to the issuance of such Common Stock or securities by

                    (ii) a fraction of which (x) the denominator shall be the number of shares of Common Stock outstanding on a fully-diluted basis immediately after such issuance and (y) the numerator shall be the sum of
     (i) the number of shares of Common Stock outstanding on a fully-diluted basis immediately prior to the date of such issuance and (ii) the number of additional shares of Common Stock which the aggregate consideration for the number of shares of Common Stock so offered would purchase at the greater of the Exercise Price or the Fair Value per share of Common Stock.

          For purposes of this Section 4, "fully diluted basis" shall be determined in accordance with the treasury method of GAAP.

          4.2  Upon Acquisition of Common Stock.  If the Company or any
               --------------------------------
Subsidiary shall, at any time or from time to time after the Original Issuance Date, directly or indirectly, redeem, purchase or otherwise acquire any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (other than shares of Series A Preferred Stock or Series B Preferred Stock that are redeemed according to their terms), or options to purchase or rights to subscribe for such convertible or exchangeable securities, for a consideration per share greater than the Fair Value (plus, in the case of such options, rights, or securities, the additional consideration required to be paid to the Company upon exercise, conversion or exchange) for shares of Common Stock in effect immediately prior to such event, then the Exercise Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

                    (i) the Exercise Price in effect immediately prior to such event by

                    (ii) a fraction of which (x) the denominator shall be the Fair Value per share of Common Stock immediately prior to such event and
     (y) the numerator shall be the result of dividing:

                        (A) (1) the product of (a) the number of shares of Common Stock outstanding on a fully-diluted basis and (b) the Fair Value per share of Common Stock, in each case immediately prior to such event, minus (2) the aggregate consideration paid by the Company in such event (plus, in the case of such options, rights, or convertible or exchangeable securities, the aggregate additional consideration to be paid by the Company upon exercise, conversion or exchange), by

                         (B) the number of shares of Common Stock outstanding on a fully-diluted basis immediately after such event.

          4.3  Provisions Applicable to Adjustments.  For the purposes of any
               ------------------------------------
adjustment of an Exercise Price pursuant to Sections 4.1 and 4.2, the following provisions shall be applicable:

                    (i) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or placement fees payable by the Company to any underwriter or placement agent in connection with the issuance and sale thereof.

                    (ii) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Value thereof as determined in accordance with the Appraisal Procedure.

                    (iii) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, except for shares of Series A Preferred Stock, shares of Series B Preferred Stock and options to acquire Excluded Stock:

                          (A) the aggregate maximum number of shares of Common
                              Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subparagraphs (i) and (ii) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                          (B) the aggregate maximum number of shares of Common
                              Stock deliverable upon conversion of or in exchange of any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in paragraphs (i) and (ii) above) and

                          (C) on any change in the number of shares or exercise
                              price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the antidilution provisions thereof, the applicable Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change.

                          (D) No further adjustment of the Exercise Price
                              adjusted upon the issuance of any such options, rights, convertible securities or exchangeable securities shall be made as a result of the actual issuance of Common Stock on the exercise of any such rights or options or any conversion or exchange of any such securities.

          4.4  Upon Stock Dividends or Splits.  If, at any time after the
               ------------------------------
Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Exercise Price shall be appropriately decreased so that the number of shares of Common Stock purchasable on exercise of the Warrants shall be increased in proportion to such increase in outstanding shares.

          4.5  Upon Combinations.  If, at any time after the Original Issuance
               -----------------
Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination, the Exercise Price shall be appropriately increased so that the number of shares of Common Stock purchasable on exercise of each of the Warrants shall be decreased in proportion to such decrease in outstanding shares.

          4.6  Upon Reclassifications, Reorganizations, Consolidations or
               ----------------------------------------------------------
Mergers.  In the event of any capital reorganization of the Company, any
-------
reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), each Warrant shall after such reorganization, reclassification, consolidation, or merger be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such consolidation or surviving such merger, if any, to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, or mergers.

          4.7  Deferral in Certain Circumstances.  In any case in which the
               ---------------------------------
provisions of this Section 4 shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the shares of capital stock issuable upon such exercise by reason of the adjustment required by such event and issuing to such holder only the shares of capital stock issuable upon such exercise before giving effect to such adjustments; provided, however, that the Company shall deliver to such holder an appropriate
--------  -------
instrument or due bills evidencing such holder's right to receive such additional shares.

          4.8  Other Anti-Dilution Provisions.  If the Company has issued or
               ------------------------------
issues any securities on or after the Original Issuance Date containing provisions protecting the holder or holders thereof against dilution in any manner more favorable to such holder or holders thereof than those set forth in this Section 4, such provisions (or any more favorable portion thereof) shall be deemed to be incorporated herein as if fully set forth in this Warrant and, to the extent inconsistent with any provision of this Warrant, shall be deemed to be substituted therefor.

          4.9  Appraisal Procedure.  In any case in which the provisions of this
               -------------------
Section 4 shall necessitate that the Appraisal Procedure be utilized for purposes of determining an adjustment to the Exercise Price, the Company may defer until the completion of the Appraisal Procedure and the determination of the adjustment (1) issuing to the holder of any Warrant exercised after the date of the event that requires the adjustment and before completion of the Appraisal Procedure and the determination of the adjustment, the shares of capital stock issuable upon such exercise by reason of the adjustment required by such event and issuing to such holder only the shares of capital stock issuable upon such exercise before giving effect to such adjustment and (2) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to
Section 2.3 above; provided, however, that the Company shall deliver to such
                   --------  -------
holder an appropriate instrument or due bills evidencing such holder's right to receive such additional shares or cash.

          4.10 Adjustment of Number of Shares Purchasable.  Upon any adjustment
               ------------------------------------------
of the Exercise Price as provided in Section 4.1, 4.2, 4.4, 4.5 or 4.6, the holders of the Warrants shall thereafter be entitled to purchase upon the exercise thereof, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          4.11 Exceptions.  Section 4 shall not apply to (i) any issuance of
               ----------
Common Stock upon exercise of any warrants or options (A) outstanding on the Original Issuance Date or (B) awarded to employees or directors of the Company pursuant to an employee stock option plan or stock incentive plan approved by the Board of Directors; (ii) any issuance of securities by the Company in underwritten public offerings; and (iii) repurchases by the Company of Common Stock approved by the Board of Directors (collectively, the "Excluded Stock").
 --------------

          4.12 Notice of Adjustment of Exercise Price.  Whenever the Exercise
               --------------------------------------
Price is adjusted as herein provided:

               (i) the Company shall compute the adjusted Exercise Price in accordance with this Section 4 and shall prepare a certificate signed by the Treasurer or Chief Financial Officer of the Company setting forth the adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for such purpose or exercise of Warrants; and

               (ii) a notice stating that the Exercise Price has been adjusted and setting forth the adjusted Exercise Price shall forthwith be prepared by the Company, and as soon as practicable after it is prepared, such notice shall be mailed by the Company at its expense to all Holders at their last addresses as they shall appear in the stock register.


5.   NO IMPAIRMENT; REGULATORY COMPLIANCE AND COOPERATION; NOTICE OF EXPIRATION
     --------------------------------------------------------------------------

          (a) The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all Liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          (b) The Company shall deliver to each Holder of Warrants on or before six months prior to the tenth anniversary of the Original Issue Date, but no earlier than nine months prior to the tenth anniversary of the Original Issue Date, advance notice of such tenth anniversary and of the anticipated Expiration Date. If the Company fails to fulfill in a timely manner the notice obligation set forth in the prior sentence, it shall provide such notice as soon as possible thereafter.

6.   RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGIS TRATION WITH OR
     --------------------------------------------------------------------
     APPROVAL OF ANY GOVERNMENTAL AUTHORITY
     --------------------------------------

          From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all Liens. Before taking any action that would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction over such action. If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law (other than under the Securities Act or any state securities law) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.


7.   NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS
     -------------------------------------------------------------

          7.1  Notices of Corporate Actions.
               ----------------------------

                 In case:

                 (a) the Company shall take an action or an event shall occur, that would require an Exercise Price adjustment pursuant to Section 4; or

                 (b) the Company shall grant to the holders of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class; or

                 (c) of any reclassification of the Common Stock (other than a subdivision or combination of the outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                 (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                 (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor);

then the Company shall cause to be filed at each office or agency maintained for such purpose, and shall cause to be mailed to all holders at their last addresses as they shall appear in the stock register, at least 30 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of the amendment thereto). Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Exercise Price and the number and kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (e) of this Section 7.1.

          7.2  Taking of Record.  In the case of all dividends or other
               ----------------
distributions by the Company to the holders of its Common Stock with respect to which any provision of any Section hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

          7.3  Closing of Transfer Books.  The Company shall not at any time,
               -------------------------
except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.


8.   TRANSFER RESTRICTIONS
     ---------------------

          The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 8.

          8.1  Restrictions on Transfers.  Neither this Warrant nor any shares
               -------------------------
of Restricted Common Stock issued upon the exercise hereof shall be transferred, sold, assigned, exchanged, mortgaged, pledged, hypothecated or otherwise disposed of or encumbered without compliance with the provisions of, and are otherwise restricted by the provisions of, the Securities Act, the rules and regulations thereunder and this Warrant. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon any such Transfer, other than in a public offering pursuant to an effective registration statement, shall bear the restrictive legend set forth in Section 8.2(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 8.2(b), unless the Holder delivers to the Company an Opinion of Counsel to the effect that such legend is not required for the purposes of compliance with the Securities Act. Holders of the Warrants or the Restricted Common Stock, as the case may be, shall not be entitled to Transfer such Warrants or such Restricted Common Stock except in accordance with this Section 8.1.

          8.2  Restrictive Legends.  (a)  Except as otherwise provided in this
               -------------------
Section 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with two legends in substantially the following forms:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGE, MORTGAGE, PLEDGED, HYPOTHECATED OF OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE ACT AND THE RULES AND REGULATIONS THEREUNDER."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFIT OF AND ARE SUBJECT TO CERTAIN OBLIGATIONS SET FORTH IN A CERTAIN SERIES 1-A WARRANT DATED JUNE 4, 1999, ORIGINALLY ISSUED BY RARE MEDIUM GROUP, INC. (THE "WARRANT") PURSUANT TO THE EXERCISE OF WHICH SUCH SHARES WERE ISSUED. A COPY OF THE WARRANT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE RARE MEDIUM GROUP, INC."

          (b) Except as otherwise provided in this Section 8, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "NEITHER THIS SERIES 1-A WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SERIES 1-A WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE STOCK ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OF

     OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE ACT, THE RULES AND REGULATIONS THEREUNDER AND THIS WARRANT."

          8.3  Termination of Securities Law Restrictions.  Notwithstanding the
               ------------------------------------------
foregoing provisions of this Section 8, the restrictions imposed by Section 8.1(b) upon the transferability of the Warrants and the Restricted Common Stock and the legend requirements of Section 8.2 shall terminate as to any particular Warrant or shares of Restricted Common Stock when the Company shall have received from the Holder thereof an Opinion of Counsel to the effect that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by Sections 8.1(b) and 8.2 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

          "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN SERIES 1-A WARRANT CONTAINED IN SECTIONS 8.1(b) AND 8.2 HEREOF TERMINATED ON ______________, 20__, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the Holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 8.2(a).


9.   LOSS OR MUTILATION
     ------------------

          Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it (it being understood that the written indemnification agreement of or affidavit of loss of the Apollo Stockholders, shall be a sufficient indemnity) and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided,
                                                                       --------
however, that, in the case of mutilation, no indemnity shall be required if this
-------
Warrant in identifiable form is surrendered to the Company for cancellation.

10.  OFFICE OF THE COMPANY
     ---------------------

          As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Designated Office"), where the Warrants may be presented for
                  -----------------
exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 44 West 18th Street, 6th Floor, New York, New York 10011. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered Holders at least ten (10) Business Days prior to the effective date of such change.


11.  FINANCIAL AND BUSINESS INFORMATION
     ----------------------------------

          (a)  Financial Reports.
               -----------------

          Until (i) the Company shall no longer be required to deliver financial reports in connection with the Series A Preferred Stock, or (ii) the Expiration Date, whichever first occurs, the Company shall furnish to Apollo Investment Fund IV, L.P. the following:

               (i)   Monthly Reports. As soon as available, but not later than
                     ---------------
     30 days after the end of each fiscal month, a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income of the Company for such period and for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan and an analysis of the variances from the budget or plan, all prepared in accordance with generally accepted accounting principals consistently applied (except for the absence of footnotes and year-end adjustments).

               (ii)  Quarterly Reports. As soon as available, but not later than
                     -----------------
     45 days after the end of each quarterly accounting period, (A) a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income, cash flows and changes in shareholders' equity for such quarterly accounting period and for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan and an analysis of the variances from the budget or plan, all prepared in accordance with generally accepted accounting principals consistently applied, subject to normal year-end adjustments and the absence of footnote disclosure, and (B) a report by management of the Company of the operating and financial highlights of the Company and its Subsidiaries for such period, which shall include (x) a comparison between operating and financial results and budget and (y) an analysis of the operations of the Company and its Subsidiaries for such period.

               (iii)  Annual Audit.  As soon as available, but not later than 90
                      ------------
     days after the end of each fiscal year of the Company, audited consolidated financial statements of the Company, which shall include statements of income, cash flows and changes in shareholders' equity for such fiscal year and a balance sheet as of the last day thereof, each prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the report of a "Big 5" firm of independent certified public accountants selected by the Company's Board of Directors (the "Accountants"). The Company and its Subsidiaries shall maintain a system
      -----------
     of accounting sufficient to enable its Accountants to render the report referred to in this Section 11(a)(iii).

               (iv)   Miscellaneous.  Promptly upon becoming available, each of
                      -------------
     the following:

               (A) copies of all financial statements, reports, press releases, notices, proxy statements and other documents sent by the Company or its Subsidiaries to its shareholders generally or released to the public and copies of all regular and periodic reports, if any, filed by the Company or its Subsidiaries with the SEC, any securities exchange or the NASD;

               (B) notification in writing of the existence of any default under any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of their assets are bound;

               (C) upon request, copies of all reports prepared for or delivered to the management of the Company or its Subsidiaries by its accountants; and

               (D) upon request, any other routinely collected financial or other information available to management of the Company or its Subsidiaries (including, without limitation, routinely collected statistical data).

          (b)  Other Holders. Without duplication of any document or information
               -------------
provided pursuant to this Section 11, the Company shall provide to each Holder of Warrants or Warrant Stock the following:

               (i) as soon as available, but not later than 45 days after the end of each quarterly accounting period, a Form 10-Q or, if the Company does not then file quarterly reports with the SEC, the documents referred to in Section 11(a)(ii).

               (ii) as soon as available, but not later than 90 days after the end of each fiscal year, a Form 10-K or, if the Company does not then file annual reports with the SEC, the audited consolidated financial statements referred to in Section 11(a)(iii).

               (iii) simultaneously with any distribution of any document to the stockholders of the Company generally, any such document so distributed.


12.  DILUTION FEE
     ------------

          In the event any dividends are declared with respect to the Common Stock, the holder of this Warrant as of the record date established by the Board of Directors for such dividend shall be entitled to receive as a dilution fee (the "Dilution Fee") an amount (whether in the form of cash, securities or other
      ------------
property) equal to the amount (and in the form) of the dividends that such holder would have received had this Warrant been exercised for purchase of Common Stock as of the record date of such dividend, such Dilution Fee to be payable on the payment date of the dividend established by the Board of Directors (the "Dilution Fee Payment Date"). The record date for any such
                -------------------------
Dilution Fee shall be the record date for the applicable dividend, and any such Dilution Fee shall be payable to the persons in whose name this Warrant is registered at the close of business on the applicable record date.


13.  MISCELLANEOUS
     -------------

          13.1 Nonwaiver.  No course of dealing or any delay or failure to
               ---------
exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

          13.2 Notice Generally.  Any notice, demand, request, consent,
               ----------------
approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          (a) if to any Holder of this Warrant or of Warrant Stock issued upon the exercise hereof, at its last known address appearing on the books of the Company maintained for such purpose;

          (b)  if to the Company, at the Designated Office;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been sent by Federal Express or another recognized overnight courier service.

          13.3 Indemnification.  If the Company fails to make, when due, any
               ---------------
payments provided for in this Warrant, the Company shall pay to the Holder hereof (a) interest at the Agreed Rate on any amounts due and owing to such Holder and (b) such further amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees and expenses incurred by such Holder in collecting any amounts due hereunder. The Company shall indemnify, save and hold harmless the Holder hereof and the Holders of any Warrant Stock issued upon the exercise hereof from and against any and all liability, loss, cost, damage, reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses incurred in connection with or arising from any default hereunder by the Company. This indemnification provision shall be in addition to the rights of such Holder or Holders to bring an action against the Company for breach of contract based on such default hereunder.

          13.4 Limitation of Liability.  No provision hereof, in the absence of
               -----------------------
affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          13.5 Remedies.  Each Holder of Warrants and/or Warrant Stock, in
               --------
addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

          13.6 Successors and Assigns.  Subject to the provisions of Sections
               ----------------------
3.1, 8.1 and 8.2, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and to the extent applicable, all Holders of shares of Warrant Stock issued upon the exercise hereof (including transferees), and shall be enforceable by any such Holder.

          13.7 Amendment.  This Warrant and all other Warrants may be modified
               ---------
or amended or the provisions hereof waived with the written consent of the Company and the Majority Warrant Holders, provided that no such Warrant may be
                                          --------
modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the written consent of the Holder thereof.

          13.8 Severability.  Wherever possible, each provision of this Warrant
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

          13.9 Headings.  The headings used in this Warrant are for the
               --------
convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

          13.10 GOVERNING LAW; JURISDICTION.  IN ALL RESPECTS, INCLUDING ALL
                ---------------------------
MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, EXCEPT WITH RESPECT TO THE VALIDITY OF THIS WARRANT, THE ISSUANCE OF WARRANT STOCK UPON EXERCISE HEREOF AND THE RIGHTS AND DUTIES OF THE COMPANY WITH RESPECT TO REGISTRATION OF TRANSFER, WHICH SHALL BE GOVERNED BY THE LAWS OF DELAWARE. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK, SHALL HAVE, EXCEPT AS SET FORTH BELOW, EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE HOLDER OF THIS WARRANT PERTAINING TO THIS WARRANT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT IT IS
                                                            --------
ACKNOWLEDGED THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


                                    RARE MEDIUM GROUP, INC.


                                    By:_________________________________
                                       Name:
                                       Title:


[SEAL]

Attest:


By:_____________________________
   Name:
   Title:

                                    ANNEX A
                                    -------

                               SUBSCRIPTION FORM
                               -----------------

                [To be executed only upon exercise of Warrant]



          The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares Common Stock of Rare Medium Group, Inc. and herewith makes payment therefor in __________, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is ___________________________________________________ and, if such shares of
Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

                               ___________________________________
                              (Name of Registered Owner)

                               ___________________________________
                              (Signature of Registered Owner)

                               ___________________________________
                              (Street Address)

                               ___________________________________
                              (City)    (State)    (Zip Code)



NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    ANNEX B
                                    -------

                                ASSIGNMENT FORM
                                ---------------



          FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the under signed under this Warrant, with respect to the number of shares of Common Stock set forth below:

                                No. of Shares of
Name and Address of Assignee      Common Stock
----------------------------    ----------------



and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of Rare Medium Group, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:___________________          Print Name:___________________



                                   Signature:____________________

                                   Witness:______________________



NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

================================================================================

                                                                      Appendix D


================================================================================

                                  SERIES 2-A
                                    WARRANT
                          to Purchase Common Stock of

                            RARE MEDIUM GROUP, INC.



================================================================================



                                         Warrant No. [___]

                                         Original Issue
                                         Date: June 4, 1999

                               TABLE OF CONTENTS

1.  DEFINITIONS ...........................................................    1

2.  EXERCISE OF WARRANT ...................................................    7
    2.1 Manner of Exercise ................................................    7
    2.2 Payment of Taxes ..................................................    8
    2.3 Fractional Shares .................................................    8
    2.4 Reduced Exercise Price ............................................    8

3.  TRANSFER, DIVISION AND COMBINATION ....................................    9
    3.1 Transfer ..........................................................    9
    3.2 Division and Combination ..........................................    9
    3.3 Expenses ..........................................................    9
    3.4 Maintenance of Books ..............................................    9

4.  ANTIDILUTION PROVISIONS ...............................................    9
    4.1 Upon Issuance of Common Stock .....................................    9
    4.2 Upon Acquisition of Common Stock ..................................   10
    4.3 Provisions Applicable to Adjustments ..............................   11
    4.4 Upon Stock Dividends or Splits12
    4.5 Upon Combinations .................................................   12
    4.6 Upon Reclassifications, Reorganizations, Consolidations or Mergers    13
    4.7 Deferral in Certain Circumstances .................................   13
    4.8 Other Anti-Dilution Provisions13
    4.9 Appraisal Procedure ...............................................   13
    4.10 Adjustment of Number of Shares Purchasable .......................   14
    4.11 Exceptions. 14
    4.12 Notice of Adjustment of Exercise Price ...........................   14

5.  NO IMPAIRMENT; REGULATORY COMPLIANCE AND COOPERATION;
    NOTICE OF EXPIRATION ..................................................   14

6.  RESERVATION AND AUTHORIZATION OF COMMON STOCK;
    REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL
    AUTHORITY .............................................................   15

7.  NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD;
    TRANSFER BOOKS ........................................................   15
    7.1 Notices of Corporate Actions.......................................   15
    7.2 Taking of Record ..................................................   16
    7.3 Closing of Transfer Books .........................................   16

8.  TRANSFER RESTRICTIONS .................................................   17

    8.1 Restrictions on Transfers .........................................   17
    8.2 Restrictive Legends ...............................................   17
    8.3 Termination of Securities Law Restrictions ........................   18

9.  LOSS OR MUTILATION ....................................................   18

10. OFFICE OF THE COMPANY .................................................   19

11. FINANCIAL AND BUSINESS INFORMATION ....................................   19

12. DILUTION FEE ..........................................................   21

13. MISCELLANEOUS .........................................................   21
    13.1 Nonwaiver ........................................................   21
    13.2 Notice Generally .................................................   21
    13.3 Indemnification ..................................................   21
    13.4 Limitation of Liability ..........................................   22
    13.5 Remedies .........................................................   22
    13.6 Successors and Assigns ...........................................   22
    13.7 Amendment ........................................................   22
    13.8 Severability .....................................................   22
    13.9 Headings .........................................................   22
    13.10 GOVERNING LAW; JURISDICTION .....................................   23

ANNEX A

    SUBSCRIPTION FORM .....................................................   25

ANNEX B

    ASSIGNMENT FORM .......................................................   26

     NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE ACT, THE RULES AND REGULATIONS THEREUNDER AND THIS WARRANT.



                                                        Warrant No. [___]

                                  SERIES 2-A
                                    WARRANT

                    TO PURCHASE ____ SHARES OF COMMON STOCK
                          (SUBJECT TO ADJUSTMENT) OF

                            RARE MEDIUM GROUP, INC.


          THIS IS TO CERTIFY THAT APOLLO INVESTMENT FUND IV, L.P., or its registered assigns, is entitled, at any time prior to the Expiration Date (such term, and certain other capitalized terms used herein being hereinafter defined), to purchase from RARE MEDIUM GROUP, INC., a Delaware corporation (the "Company"), one (1) share of the Common Stock of the Company (subject to
 -------
adjustment as provided herein), at a purchase price per share (the initial "Exercise Price", subject to adjustment as provided herein) equal to $7.00.
 --------------

1.   DEFINITIONS
     -----------

          As used in this Warrant, the following terms have the respective meanings set forth below:

          "Affiliate" of any Person means any other Person (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with such Person. The term "control" (including the terms "controlled by" and "under common control with") as used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "After-Tax Basis" when referring to a payment that is required hereunder (the "target amount"), shall mean a total payment (the "total amount") that, after deduction of all federal, state and local taxes that are required to be paid by the recipient in respect of the receipt or accrual of such total amount, is equal to the target amount.

          "Agreed Rate" shall mean the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as Citibank, N.A.'s base rate.

          "Appraisal Procedure" if applicable, shall mean the following procedure to determine the fair market value, as to any security, for purposes of the definition of "Fair Value" or the fair market value, as to any other property (in either case, the "valuation amount"). So long as Apollo Investment Fund IV, L.P. or any of its Affiliates (the "Apollo Stockholders") beneficially
                                             -------------------
own sufficient Warrants to constitute the Majority Warrant Holders, the valuation amount shall be determined in good faith jointly by the Board of Directors and the Majority Warrant Holders; provided, however, that if such
                                            --------  -------
parties are not able to agree on the valuation amount within a reasonable period of time (not to exceed twenty (20) days) the valuation amount shall be determined by an investment banking firm of national recognition, which firm shall be reasonably acceptable to the Board of Directors and the Majority Warrant Holders. If the Board of Directors and the Majority Warrant Holders are unable to agree upon an acceptable investment banking firm within ten (10) days after the date either party proposed that one be selected, the investment banking firm will be selected by an arbitrator located in New York City, New York, selected by the American Arbitration Association (or if such organization ceases to exist, the arbitrator shall be chosen by a court of competent jurisdiction). The arbitrator shall select the investment banking firm (within ten (10) days of his appointment) from a list, jointly prepared by the Board of Directors and the Majority Warrant Holders, of not more than six investment banking firms of national standing in the United States, of which no more than three may be named by the Board of Directors and no more than three may be named by the Majority Warrant Holders. The arbitrator may consider, within the ten-day period allotted, arguments from the parties regarding which investment banking firm to choose, but the selection by the arbitrator shall be made in its sole discretion from the list of six. The Board of Directors and the Majority Warrant Holders shall submit their respective valuations and other relevant data to the investment banking firm, and the investment banking firm shall as soon as practicable thereafter make its own determination of the valuation amount. The final valuation amount for purposes hereof shall be the average of the two valuation amounts closest together, as determined by the investment banking firm, from among the valuation amounts submitted by the Company and the Majority Warrant Holders and the valuation amount calculated by the investment banking firm. The determination of the final valuation amount by such investment-banking firm shall be final and binding upon the parties. The Company shall pay the fees and expenses of the investment banking firm and arbitrator (if any) used to determine the valuation amount. If required by any such investment banking firm or arbitrator, the Company shall execute a retainer and engagement letter containing reasonable terms and conditions, including, without limitation, customary provisions concerning the rights of indemnification and contribution by the Company in favor of such investment banking firm or arbitrator and its officers, directors, partners, employees, agents and Affiliates. If the Apollo Stockholders no longer constitute the Majority Warranty Holders, the valuation amount shall be determined in good faith by the Board of Directors.

          "Appraised Value" per share of Common Stock as of a date specified herein shall mean the value of such a share as of such date as determined by an investment bank of nationally recognized standing selected by the Majority Warrant Holders and reasonably acceptable to the Company. If the investment bank selected by the Majority Warrant Holders is not reasonably acceptable to the Company, and the Company and the Majority Warrant Holders cannot agree on a mutually acceptable investment bank, then the Company and the Majority Warrant Holders shall each choose one such investment bank and the respective chosen firms shall jointly select a third investment bank, which shall make the determination. The Company shall pay the costs and fees of each such investment bank (including any such investment bank selected by the Majority Warrant Holders), and the decision of the investment bank making such determination of Appraised Value shall be final and binding on the Company and all affected holders of Warrants or Warrant Stock. Such Appraised Value shall be determined as a pro rata portion of the value of the Company taken as a whole, based on the higher of (A) the value derived from a hypothetical sale of the entire Company as a going concern by a willing seller to a willing buyer (neither acting under any compulsion) and (B) the liquidation value of the entire Company. No discount shall be applied on account of (i) any Warrants or Warrant Stock representing a minority interest, (ii) any lack of liquidity of the Common Stock or the Warrants, (iii) the fact that the Warrants or Warrant Stock may constitute "restricted securities" for securities law purposes, (iv) the existence of any call option or (v) any other grounds.

          "Book Value" per share of Common Stock as of a date specified herein shall mean the consolidated book value of the Company and its Subsidiaries as of such date divided by the number of shares of Common Stock Outstanding on such date. Such book value shall be determined in accordance with GAAP, except that there shall be no reduction in such book value by reason of any amount that may be required either as an offset to or reserve against retained earnings or as a deduction from book value as a result of the issuance, existence, anticipated exercise of, or anticipated cost to the Company of the repurchase of, any of the Warrants.

          "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

          "Common Stock" shall mean the Common Stock of the Company, par value $0.01 per share, as constituted on the Original Issue Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of any Common Stock upon any reclassification thereof which is also not preferred as to dividends or liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation (as defined in Section 4.6 hereof) received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 4.6 hereof.

          "Company" means Rare Medium Group, Inc., a Delaware corporation, and any successor corporation.

          "Current Market Price" shall mean as of any specified date the average of the daily market price of one share of the Common Stock for the shorter of
(x) the twenty (20) consecutive Business Days immediately preceding such date or
(y) the period commencing on the Business Day next following the first public announcement by the Company of any event giving rise to an adjustment of the Exercise Price pursuant to Section 4 below and ending on such date. The "daily market price" of one share of Common Stock for each such Business Day shall be:
(i) if the Common Stock is then listed on a national securities exchange or is listed on NASDAQ and is designated as a National Market System security, the last sale price of one share of Common Stock, regular way, on such day on the principal stock exchange or market system on which such Common Stock is then listed or admitted to trading, or, if no such sale takes place on such day, the average of the closing bid and asked prices for one share of Common Stock on such day as reported on such stock exchange or market system or (ii) if the Common Stock is not then listed or admitted to trading on any national securities exchange or designated as a National Market System security on NASDAQ but is traded over-the-counter, the average of the closing bid and asked prices for one share of Common Stock as reported on NASDAQ or the Electronic Bulletin Board or in the National Daily Quotation Sheets, as applicable.

          "Designated Office" shall have the meaning set forth in Section 10 hereof.

          "Dilution Fee" shall have the meaning set forth in Section 12 hereof.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Excluded Stock" shall have the meaning set forth in Section 4.11 hereof.

          "Exercise Date" shall have the meaning set forth in Section 2.1 hereof.

          "Exercise Notice" shall have the meaning set forth in Section 2.1 hereof.

          "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1 hereof.

          "Exercise Price" shall mean, in respect of a share of Common Stock at any date herein specified, the initial Exercise Price set forth in the preamble of this Warrant as adjusted from time to time pursuant to Sections 2.4 and 4 hereof.

          "Expiration Date" shall mean the tenth anniversary of the Original Issue Date.

          "Fair Value" per share of Common Stock as of any specified date shall mean (A) if the Common Stock is publicly traded on such date, the Current Market Price per share or (B) if the Common Stock is not publicly traded on such date, (1) the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company and set forth in a written notice to each Holder or (2) if the Majority Warrant Holders object in writing to such price as determined by the Board of Directors within thirty (30) days after receiving notice of same, the Appraised Value per share as of such date.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

          "Holder" shall mean (a) with respect to this Warrant, the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose and (b) with respect to any other Warrant or shares of Warrant Stock, the Person in whose name such Warrant or Warrant Stock is registered on the books of the Company maintained for such purpose.

          "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

          "Majority Warrant Holders", with respect to a given determination, shall mean the Holders of Warrants representing more than fifty percent (50%) of all then outstanding Warrants.

          "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

          "NASDAQ" shall mean the NASDAQ quotation system, or any successor reporting system.

          "Opinion of Counsel" means a written opinion of outside counsel experienced in Securities Act matters chosen by the Holder of this Warrant or Warrant Stock issued upon the exercise hereof and reasonably acceptable to the Company.

          "Original Issue Date" shall mean the date on which this Warrant was issued, as set forth on the cover page of this Warrant.

          "Original Warrants" shall mean the Warrants originally issued by the Company on June 4, 1999 to the Apollo Stockholders.

          "Outside Date" shall mean the date that is 120 days after the Original Issue Date.

          "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Company or any Subsidiary, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

          "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

          "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 8.2(a) hereof.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Series A Preferred Stock" shall mean the Series A Convertible Preferred Stock of the Company.

          "Series B Preferred Stock" shall mean the Series B Preferred Stock of the Company.

          "Share Withholding Option" has the meaning set forth in Section 2.1 hereof.

          "Subsidiary" shall mean any corporation, association or other business entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled directly or indirectly by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such person.

          "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest therein, which would constitute a "sale" thereof or a transfer of a beneficial interest therein within the meaning of the Securities Act.

          "Warrant Price" shall mean an amount equal to (i) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to
Section 2.1 hereof, multiplied by (ii) the Exercise Price as of the date of such exercise.

          "Warrants" shall mean the Original Warrants and all warrants issued upon transfer, division or combination of, or in substitution for, such Original Warrants, and any additional Warrants issued together with shares of Series A Preferred Stock paid as dividends, or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions, except as to the number of shares of Common Stock for which they may be exercised and their date of issuance.

          "Warrant Stock" generally shall mean the shares of Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants.


2.   EXERCISE OF WARRANT
     -------------------

          2.1  Manner of Exercise.  (a)  From and after the Original Issue Date
               ------------------
and until 5:00 P.M., New York time, on the Expiration Date, the Holder of this Warrant may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Common Stock purchasable hereunder (as determined pursuant to Section 2.2 below). In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at its Designated Office a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice"), which Exercise Notice shall be irrevocable and
             ---------------
specify the number of shares of Common Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the "Exercise Date"). Such Exercise Notice shall be in
                              -------------
the form of the subscription form appearing at the end of this Warrant as Annex
                                                                          -----
A, duly executed by the Holder or its duly authorized agent or attorney.
-

          (b) Upon receipt by the Company of such Exercise Notice, Warrant and payment, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or, subject to Section 8 below, such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date.

          (c) Payment of the Warrant Price shall be made at the option of the Holder by one or more of the following methods: (i) by delivery of a certified or official bank check in the amount of such Warrant Price payable to the order of the Company, (ii) by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Value equal to such Warrant Price (the "Share Withholding Option"), or
                                             ------------------------
(iii) by surrendering to the Company shares of Common Stock previously acquired by the Holder with an aggregate Fair Value equal to such Warrant Price. In the event of any withholding of Warrant Stock or surrender of Common Stock pursuant to clause (ii) or (iii) above where the number of shares whose Fair Value is equal to the Warrant Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount determined in accordance with Section 2.3 hereof.

          (d) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares of Common Stock in the name of any Person who acquired this Warrant (or part hereof) or any shares of Warrant Stock otherwise than in accordance with this Warrant.

          (e) All Warrants delivered for exercise shall be canceled by the Company.

          2.2  Payment of Taxes.  All shares of Common Stock issuable upon the
               ----------------
exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of all Liens (other than any created by actions of the Holder). The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder and the Company shall reimburse the Holder therefor on an After-Tax Basis. The Company shall not, however, be required to pay any tax or governmental charge which may be payable in respect of any Transfer involved in the issue and delivery of shares of Common Stock issuable upon exercise of the Warrant in a name other than that of the holder of the Warrants to be exercised, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

          2.3  Fractional Shares.  The Company shall not be required to issue a
               -----------------
fractional share of Common Stock upon exercise of any Warrant. As to any fraction of a share that the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash equal to such fraction multiplied by (i) the Current Market Price of one share of Common Stock on the Exercise Date, if the Common Stock is then publicly traded, or (ii) the Book Value per share of Common Stock based on the most recent available consolidated balance sheet of the Company, if the Common Stock is not then publicly traded.

          2.4  Reduced Exercise Price.  On the Outside Date, in the event that
               ----------------------
the Company shall not have obtained the approval of its stockholders of the conversion of the Series B Preferred Stock to Series A Preferred Stock, the Exercise Price herein shall be reduced to $0.01.

3.   TRANSFER, DIVISION AND COMBINATION
     ----------------------------------

          3.1  Transfer.  Subject to compliance with Section 8 hereof, each
               --------
transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form of Annex B hereto duly executed by the
                                          -------
Holder or its agent or attorney and funds sufficient to pay any transfer taxes described in Section 2.2 in connection with the making of such transfer. Upon such surrender and delivery and, if required, such payment, the Company shall, subject to Section 8, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 8, may be exercised by the new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

          3.2  Division and Combination.  Subject to compliance with the
               ------------------------
applicable provisions of this Warrant including, without limitation, Section 8, this Warrant may be divided or combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          3.3  Expenses.  The Company shall prepare, issue and deliver at its
               --------
own expense any new Warrant or Warrants required to be issued under this Section 3.

          3.4  Maintenance of Books.  The Company agrees to maintain, at the
               --------------------
Designated Office, books for the registration and transfer of the Warrants (other than pursuant to Section 2.2 hereof).


4.   ANTIDILUTION PROVISIONS
     -----------------------

          The number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time as set forth in this Section 4.

          4.1  Upon Issuance of Common Stock.  If the Company shall, at any time
               -----------------------------
or from time to time after the Original Issuance Date, issue any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, other than shares of Series A Preferred Stock, Series B Preferred Stock or Excluded Stock, without consideration or for consideration per share less than either (x) the Exercise Price or (y) the Fair Value of the Common Stock, in effect immediately prior to the issuance of such Common Stock or securities, then such Exercise Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

                   (i) the Exercise Price in effect immediately prior to the issuance of such Common Stock or securities by

                   (ii) a fraction of which (x) the denominator shall be the number of shares of Common Stock outstanding on a fully-diluted basis immediately after such issuance and (y) the numerator shall be the sum of (i) the number of shares of Common Stock outstanding on a fully-diluted basis immediately prior to the date of such issuance and (ii) the number of additional shares of Common Stock which the aggregate consideration for the number of shares of Common Stock so offered would purchase at the greater of the Exercise Price or the Fair Value per share of Common Stock.

          For purposes of this Section 4, "fully diluted basis" shall be determined in accordance with the treasury method of GAAP.

          4.2  Upon Acquisition of Common Stock.  If the Company or any
               --------------------------------
Subsidiary shall, at any time or from time to time after the Original Issuance Date, directly or indirectly, redeem, purchase or otherwise acquire any shares of Common Stock, options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock (other than shares of Series A Preferred Stock or Series B Preferred Stock that are redeemed according to their terms), or options to purchase or rights to subscribe for such convertible or exchangeable securities, for a consideration per share greater than the Fair Value (plus, in the case of such options, rights, or securities, the additional consideration required to be paid to the Company upon exercise, conversion or exchange) for shares of Common Stock in effect immediately prior to such event, then the Exercise Price shall forthwith be lowered to a price equal to the price obtained by multiplying:

                   (i) the Exercise Price in effect immediately prior to such event by

                   (ii) a fraction of which (x) the denominator shall be the Fair Value per share of Common Stock immediately prior to such event and (y) the numerator shall be the result of dividing:

                         (A) (1) the product of (a) the number of shares of Common Stock outstanding on a fully-diluted basis and (b) the Fair Value per share of Common Stock, in each case immediately prior to such event, minus (2) the aggregate consideration paid by the Company in such event (plus, in the case of such options, rights, or convertible or exchangeable securities, the aggregate additional consideration to be paid by the Company upon exercise, conversion or exchange), by

                          (B) the number of shares of Common Stock outstanding on a fully-diluted basis immediately after such event.

          4.3  Provisions Applicable to Adjustments.  For the purposes of any
               ------------------------------------
adjustment of an Exercise Price pursuant to Sections 4.1 and 4.2, the following provisions shall be applicable:

                   (i) In the case of the issuance of Common Stock for cash in a public offering or private placement, the consideration shall be deemed to be the amount of cash paid therefor before deducting therefrom any discounts, commissions or placement fees payable by the Company to any underwriter or placement agent in connection with the issuance and sale thereof.

                   (ii) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the Fair Value thereof as determined in accordance with the Appraisal Procedure.

                   (iii) In the case of the issuance of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, except for shares of Series A Preferred Stock, shares of Series B Preferred Stock and options to acquire Excluded Stock:

                          (A) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subparagraphs (i) and (ii) above), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                          (B) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange of any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities, options, or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in paragraphs (i) and (ii) above) and

                          (C) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchanges for such securities, other than a change resulting from the antidilution provisions thereof, the applicable Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change.

                          (D) No further adjustment of the Exercise Price adjusted upon the issuance of any such options, rights, convertible securities or exchangeable securities shall be made as a result of the actual issuance of Common Stock on the exercise of any such rights or options or any conversion or exchange of any such securities.

          4.4  Upon Stock Dividends or Splits.  If, at any time after the
               ------------------------------
Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date for the determination of holders of Common Stock entitled to receive such stock dividend, or to be affected by such subdivision or split-up, the Exercise Price shall be appropriately decreased so that the number of shares of Common Stock purchasable on exercise of the Warrants shall be increased in proportion to such increase in outstanding shares.

          4.5  Upon Combinations.  If, at any time after the Original Issuance
               -----------------
Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, following the record date to determine shares affected by such combination, the Exercise Price shall be appropriately increased so that the number of shares of Common Stock purchasable on exercise of each of the Warrants shall be decreased in proportion to such decrease in outstanding shares.

          4.6  Upon Reclassifications, Reorganizations, Consolidations or
               ----------------------------------------------------------
Mergers.  In the event of any capital reorganization of the Company, any
-------
reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or any consolidation or merger of the Company with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock), each Warrant shall after such reorganization, reclassification, consolidation, or merger be exercisable for the kind and number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such consolidation or surviving such merger, if any, to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation or merger) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation or merger. The provisions of this clause shall similarly apply to successive reorganizations, reclassifications, consolidations, or mergers.

          4.7  Deferral in Certain Circumstances.  In any case in which the
               ---------------------------------
provisions of this Section 4 shall require that an adjustment shall become effective immediately after a record date of an event, the Company may defer until the occurrence of such event issuing to the holder of any Warrant exercised after such record date and before the occurrence of such event the shares of capital stock issuable upon such exercise by reason of the adjustment required by such event and issuing to such holder only the shares of capital stock issuable upon such exercise before giving effect to such adjustments; provided, however, that the Company shall deliver to such holder an appropriate
--------  -------
instrument or due bills evidencing such holder's right to receive such additional shares.

          4.8  Other Anti-Dilution Provisions.  If the Company has issued or
               ------------------------------
issues any securities on or after the Original Issuance Date containing provisions protecting the holder or holders thereof against dilution in any manner more favorable to such holder or holders thereof than those set forth in this Section 4, such provisions (or any more favorable portion thereof) shall be deemed to be incorporated herein as if fully set forth in this Warrant and, to the extent inconsistent with any provision of this Warrant, shall be deemed to be substituted therefor.

          4.9  Appraisal Procedure.  In any case in which the provisions of this
               -------------------
Section 4 shall necessitate that the Appraisal Procedure be utilized for purposes of determining an adjustment to the Exercise Price, the Company may defer until the completion of the Appraisal Procedure and the determination of the adjustment (1) issuing to the holder of any Warrant exercised after the date of the event that requires the adjustment and before completion of the Appraisal Procedure and the determination of the adjustment, the shares of capital stock issuable upon such exercise by reason of the adjustment required by such event and issuing to such holder only the shares of capital stock issuable upon such exercise before giving effect to such adjustment and (2) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to
Section 2.3 above; provided, however, that the Company shall deliver to such
                   --------  -------
holder an appropriate instrument or due bills evidencing such holder's right to receive such additional shares or cash.

          4.10  Adjustment of Number of Shares Purchasable.  Upon any adjustment
                ------------------------------------------
of the Exercise Price as provided in Section 4.1, 4.2, 4.4, 4.5 or 4.6, the holders of the Warrants shall thereafter be entitled to purchase upon the exercise thereof, at the Exercise Price resulting from such adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable on the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          4.11  Exceptions.  Section 4 shall not apply to (i) any issuance of
                ----------
Common Stock upon exercise of any warrants or options (A) outstanding on the Original Issuance Date or (B) awarded to employees or directors of the Company pursuant to an employee stock option plan or stock incentive plan approved by the Board of Directors; (ii) any issuance of securities by the Company in underwritten public offerings; and (iii) repurchases by the Company of Common Stock approved by the Board of Directors (collectively, the "Excluded Stock").
                                                             --------------

           4.12  Notice of Adjustment of Exercise Price.  Whenever the Exercise
                 --------------------------------------
Price is adjusted as herein provided:

                   (i) the Company shall compute the adjusted Exercise Price in accordance with this Section 4 and shall prepare a certificate signed by the Treasurer or Chief Financial Officer of the Company setting forth the adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for such purpose or exercise of Warrants; and

                   (ii) a notice stating that the Exercise Price has been adjusted and setting forth the adjusted Exercise Price shall forthwith be prepared by the Company, and as soon as practicable after it is prepared, such notice shall be mailed by the Company at its expense to all Holders at their last addresses as they shall appear in the stock register.


5.   NO IMPAIRMENT; REGULATORY COMPLIANCE AND COOPERATION; NOTICE OF EXPIRATION
     --------------------------------------------------------------------------

          (a) The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all Liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          (b) The Company shall deliver to each Holder of Warrants on or before six months prior to the tenth anniversary of the Original Issue Date, but no earlier than nine months prior to the tenth anniversary of the Original Issue Date, advance notice of such tenth anniversary and of the anticipated Expiration Date. If the Company fails to fulfill in a timely manner the notice obligation set forth in the prior sentence, it shall provide such notice as soon as possible thereafter.


6.   RESERVATION AND AUTHORIZATION OF COMMON STOCK; REGIS TRATION WITH OR
     --------------------------------------------------------------------
     APPROVAL OF ANY GOVERNMENTAL AUTHORITY
     --------------------------------------

          From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all Liens. Before taking any action that would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction over such action. If any shares of Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law (other than under the Securities Act or any state securities law) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.


7.   NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS
     -------------------------------------------------------------

          7.1  Notices of Corporate Actions.
               ----------------------------

               In case:

               (a) the Company shall take an action or an event shall occur, that would require an Exercise Price adjustment pursuant to Section 4; or

               (b) the Company shall grant to the holders of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class; or

               (c) of any reclassification of the Common Stock (other than a subdivision or combination of the outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

               (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor);

then the Company shall cause to be filed at each office or agency maintained for such purpose, and shall cause to be mailed to all holders at their last addresses as they shall appear in the stock register, at least 30 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of the amendment thereto). Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Exercise Price and the number and kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (e) of this Section 7.1.

          7.2  Taking of Record.  In the case of all dividends or other
               ----------------
distributions by the Company to the holders of its Common Stock with respect to which any provision of any Section hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

          7.3  Closing of Transfer Books.  The Company shall not at any time,
               -------------------------
except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.

8.   TRANSFER RESTRICTIONS
     ---------------------

          The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 8.

          8.1  Restrictions on Transfers.  Neither this Warrant nor any shares
               -------------------------
of Restricted Common Stock issued upon the exercise hereof shall be transferred, sold, assigned, exchanged, mortgaged, pledged, hypothecated or otherwise disposed of or encumbered without compliance with the provisions of, and are otherwise restricted by the provisions of, the Securities Act, the rules and regulations thereunder and this Warrant. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon any such Transfer, other than in a public offering pursuant to an effective registration statement, shall bear the restrictive legend set forth in Section 8.2(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 8.2(b), unless the Holder delivers to the Company an Opinion of Counsel to the effect that such legend is not required for the purposes of compliance with the Securities Act. Holders of the Warrants or the Restricted Common Stock, as the case may be, shall not be entitled to Transfer such Warrants or such Restricted Common Stock except in accordance with this Section 8.1.

          8.2  Restrictive Legends.  (a)  Except as otherwise provided in this
               -------------------
Section 8, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with two legends in substantially the following forms:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGE, MORTGAGE, PLEDGED, HYPOTHECATED OF OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE ACT AND THE RULES AND REGULATIONS THEREUNDER."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFIT OF AND ARE SUBJECT TO CERTAIN OBLIGATIONS SET FORTH IN A CERTAIN SERIES 2-A WARRANT DATED JUNE 4, 1999, ORIGINALLY ISSUED BY RARE MEDIUM GROUP, INC. (THE "WARRANT") PURSUANT TO THE EXERCISE OF WHICH SUCH SHARES WERE ISSUED. A COPY OF THE WARRANT IS AVAILABLE AT THE EXECUTIVE OFFICES OF RARE MEDIUM GROUP, INC."

          (b) Except as otherwise provided in this Section 8, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "NEITHER THIS SERIES 2-A WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SERIES 2-A WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE STOCK ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OF OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE ACT, THE RULES AND REGULATIONS THEREUNDER AND THIS WARRANT."

          8.3  Termination of Securities Law Restrictions.  Notwithstanding the
               ------------------------------------------
foregoing provisions of this Section 8, the restrictions imposed by Section 8.1(b) upon the transferability of the Warrants and the Restricted Common Stock and the legend requirements of Section 8.2 shall terminate as to any particular Warrant or shares of Restricted Common Stock when the Company shall have received from the Holder thereof an Opinion of Counsel to the effect that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by Sections 8.1(b) and 8.2 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

          "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN SERIES 2-A WARRANT CONTAINED IN SECTIONS 8.1(b) AND 8.2 HEREOF TERMINATED ON ______________, 20__, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the Holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 8.2(a).


9.   LOSS OR MUTILATION
     ------------------

          Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it (it being understood that the written indemnification agreement of or affidavit of loss of the Apollo Stockholders, shall be a sufficient indemnity) and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided,
                                                                       --------
however, that, in the case of mutilation, no indemnity shall be required if this
-------
Warrant in identifiable form is surrendered to the Company for cancellation.

10.  OFFICE OF THE COMPANY
     ---------------------

          As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Designated Office"), where the Warrants may be presented for
                  -----------------
exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 44 West 18th Street, 6th Floor, New York, New York 10011. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered Holders at least ten (10) Business Days prior to the effective date of such change.


11.  FINANCIAL AND BUSINESS INFORMATION
     ----------------------------------

          (a)  Financial Reports.
               -----------------

          Until (i) the Company shall no longer be required to deliver financial reports in connection with the Series A Preferred Stock, or (ii) the Expiration Date, whichever first occurs, the Company shall furnish to Apollo Investment Fund IV, L.P. the following:

               (i)   Monthly Reports.  As soon as available, but not later than
                     ---------------
      30 days after the end of each fiscal month, a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income of the Company for such period and for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan and an analysis of the variances from the budget or plan, all prepared in accordance with generally accepted accounting principals consistently applied (except for the absence of footnotes and year-end adjustments).

               (ii)  Quarterly Reports. As soon as available, but not later than
                     -----------------
     45 days after the end of each quarterly accounting period, (A) a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income, cash flows and changes in shareholders' equity for such quarterly accounting period and for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan and an analysis of the variances from the budget or plan, all prepared in accordance with generally accepted accounting principals consistently applied, subject to normal year-end adjustments and the absence of footnote disclosure, and (B) a report by management of the Company of the operating and financial highlights of the Company and its Subsidiaries for such period, which shall include (x) a comparison between operating and financial results and budget and (y) an analysis of the operations of the Company and its Subsidiaries for such period.

               (iii)  Annual Audit.  As soon as available, but not later than 90
                      ------------
     days after the end of each fiscal year of the Company, audited consolidated financial statements of the Company, which shall include statements of income, cash flows and changes in shareholders' equity for such fiscal year and a balance sheet as of the last day thereof, each prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the report of a "Big 5" firm of independent certified public accountants selected by the Company's Board of Directors (the "Accountants"). The Company and its Subsidiaries shall maintain a system
      -----------
     of accounting sufficient to enable its Accountants to render the report referred to in this Section 11(b)(iii).

               (iv)   Miscellaneous.  Promptly upon becoming available, each of
                      -------------
     the following:

               (A) copies of all financial statements, reports, press releases, notices, proxy statements and other documents sent by the Company or its Subsidiaries to its shareholders generally or released to the public and copies of all regular and periodic reports, if any, filed by the Company or its Subsidiaries with the SEC, any securities exchange or the NASD;

               (B) notification in writing of the existence of any default under any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of their assets are bound;

               (C) upon request, copies of all reports prepared for or delivered to the management of the Company or its Subsidiaries by its accountants; and

               (D) upon request, any other routinely collected financial or other information available to management of the Company or its Subsidiaries (including, without limitation, routinely collected statistical data).

          (b)  Other Holders. Without duplication of any document or information
               -------------
provided pursuant to this Section 12, the Company shall provide to each Holder of Warrants or Warrant Stock the following:

               (i) as soon as available, but not later than 45 days after the end of each quarterly accounting period, a Form 10-Q or, if the Company does not then file quarterly reports with the SEC, the documents referred to in Section 11(a)(ii).

               (ii) as soon as available, but not later than 90 days after the end of each fiscal year, a Form 10-K or, if the Company does not then file annual reports with the SEC, the audited consolidated financial statements referred to in Section 11(a)(iii).

               (iii) simultaneously with any distribution of any document to the stockholders of the Company generally, any such document so distributed.

12.  DILUTION FEE
     ------------

          In the event any dividends are declared with respect to the Common Stock, the holder of this Warrant as of the record date established by the Board of Directors for such dividend shall be entitled to receive as a dilution fee (the "Dilution Fee") an amount (whether in the form of cash, securities or other
      ------------
property) equal to the amount (and in the form) of the dividends that such holder would have received had this Warrant been exercised for purchase of Common Stock as of the record date of such dividend, such Dilution Fee to be payable on the payment date of the dividend established by the Board of Directors (the "Dilution Fee Payment Date"). The record date for any such
                -------------------------
Dilution Fee shall be the record date for the applicable dividend, and any such Dilution Fee shall be payable to the persons in whose name this Warrant is registered at the close of business on the applicable record date.


13.  MISCELLANEOUS
     -------------

          13.1  Nonwaiver.  No course of dealing or any delay or failure to
                ---------
exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

          13.2  Notice Generally.  Any notice, demand, request, consent,
                ----------------
approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          (a) if to any Holder of this Warrant or of Warrant Stock issued upon the exercise hereof, at its last known address appearing on the books of the Company maintained for such purpose;

          (b)    if to the Company, at the Designated Office;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been sent by Federal Express or another recognized overnight courier service.

          13.3  Indemnification.  If the Company fails to make, when due, any
                ---------------
payments provided for in this Warrant, the Company shall pay to the Holder hereof (a) interest at the Agreed Rate on any amounts due and owing to such Holder and (b) such further amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees and expenses incurred by such Holder in collecting any amounts due hereunder. The

Company shall indemnify, save and hold harmless the Holder hereof and the Holders of any Warrant Stock issued upon the exercise hereof from and against any and all liability, loss, cost, damage, reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses incurred in connection with or arising from any default hereunder by the Company. This indemnification provision shall be in addition to the rights of such Holder or Holders to bring an action against the Company for breach of contract based on such default hereunder.

          13.4  Limitation of Liability.  No provision hereof, in the absence of
                -----------------------
affirmative action by the Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          13.5  Remedies.  Each Holder of Warrants and/or Warrant Stock, in
                --------
addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

          13.6  Successors and Assigns.  Subject to the provisions of Sections
                ----------------------
3.1, 8.1 and 8.2, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and to the extent applicable, all Holders of shares of Warrant Stock issued upon the exercise hereof (including transferees), and shall be enforceable by any such Holder.

          13.7  Amendment.  This Warrant and all other Warrants may be modified
                ---------
or amended or the provisions hereof waived with the written consent of the Company and the Majority Warrant Holders, provided that no such Warrant may be
                                          --------
modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the written consent of the Holder thereof.

          13.8  Severability.  Wherever possible, each provision of this Warrant
                ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

          13.9  Headings.  The headings used in this Warrant are for the
                --------
convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

          13.10  GOVERNING LAW; JURISDICTION.  IN ALL RESPECTS, INCLUDING ALL
                 ---------------------------
MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, EXCEPT WITH RESPECT TO THE VALIDITY OF THIS WARRANT, THE ISSUANCE OF WARRANT STOCK UPON EXERCISE HEREOF AND THE RIGHTS AND DUTIES OF THE COMPANY WITH RESPECT TO REGISTRATION OF TRANSFER, WHICH SHALL BE GOVERNED BY THE LAWS OF DELAWARE. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK, SHALL HAVE, EXCEPT AS SET FORTH BELOW, EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE HOLDER OF THIS WARRANT PERTAINING TO THIS WARRANT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT IT IS
                                                            --------
ACKNOWLEDGED THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


                                    RARE MEDIUM GROUP, INC.


                                    By:_________________________________
                                       Name:
                                       Title:


[SEAL]

Attest:


By:_____________________________
   Name:
   Title:

                                    ANNEX A
                                   --------

                               SUBSCRIPTION FORM
                               -----------------

                [To be executed only upon exercise of Warrant]


          The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares Common Stock of Rare Medium Group, Inc. and herewith makes payment therefor in ______________, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is ___________________________________________________ and, if such shares of
Common Stock shall not include all of the shares of Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Common Stock issuable hereunder be delivered to the undersigned.

                              _______________________________
                              (Name of Registered Owner)

                              _______________________________
                              (Signature of Registered Owner)

                              _______________________________
                              (Street Address)

                              _______________________________
                              (City)    (State)    (Zip Code)



NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    ANNEX B
                                   --------

                                ASSIGNMENT FORM
                                ---------------



          FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the under signed under this Warrant, with respect to the number of shares of Common Stock set forth below:

                                          No. of Shares of
Name and Address of Assignee                 Common Stock
----------------------------               ----------------



and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of Rare Medium Group, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:___________________     Print Name:___________________



                              Signature:____________________

                              Witness:______________________



NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                      Appendix E
================================================================================



                                  SERIES 1-B
                                    WARRANT
                    to Purchase Non-Voting Common Stock of

                            RARE MEDIUM GROUP, INC.










================================================================================



                                         Warrant No. [___]

                                         Original Issue
                                         Date: June 4, 1999

                               TABLE OF CONTENTS

1.  DEFINITIONS .............................................................  2

2.  EXERCISE OF WARRANT .....................................................  7
    2.1   Manner of Exercise ................................................  7
    2.2   Payment of Taxes ..................................................  8
    2.3   Fractional Shares .................................................  8
    2.4   Reduced Exercise Price ............................................  9

3   TRANSFER, DIVISION AND COMBINATION.......................................  9
    3.1   Transfer ..........................................................  9
    3.2   Division and Combination ..........................................  9
    3.3   Expenses ..........................................................  9
    3.4   Maintenance of Books ..............................................  9

4.  CONVERSION TO SERIES 1-A WARRANTS ....................................... 10
    4.1   Conversion ........................................................ 10

5.  ANTIDILUTION PROVISIONS ................................................. 10
    5.1   General ........................................................... 10
    5.2   Notice of Adjustment of Exercise Price ............................ 10

6.  NO IMPAIRMENT; REGULATORY COMPLIANCE AND COOPERATION;
    NOTICE OF EXPIRATION .................................................... 11

7.  RESERVATION AND AUTHORIZATION OF NON-VOTING COMMON
    STOCK; REGISTRATION WITH OR APPROVAL OF ANY
    GOVERNMENTAL AUTHORITY .................................................. 11

8.  NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD;
    TRANSFER BOOKS .......................................................... 12
    8.1   Notices of Corporate Actions....................................... 12
    8.2   Taking of Record .................................................. 13
    8.3   Closing of Transfer Books ......................................... 13

9.  TRANSFER RESTRICTIONS ................................................... 13
    9.1   Restrictions on Transfers ......................................... 13
    9.2   Restrictive Legends ............................................... 14
    9.3   Termination of Securities Law Restrictions ........................ 14

10. LOSS OR MUTILATION ...................................................... 15

11. OFFICE OF THE COMPANY ................................................... 15

12. FINANCIAL AND BUSINESS INFORMATION....................................... 16

13. DILUTION FEE ............................................................ 17

14. MISCELLANEOUS ........................................................... 18
    14.1    Nonwaiver ....................................................... 18
    14.2    Notice Generally ................................................ 18
    14.3    Indemnification ................................................. 18
    14.4    Limitation of Liability ......................................... 19
    14.5    Remedies ........................................................ 19
    14.6    Successors and Assigns .......................................... 19
    14.7    Amendment ....................................................... 19
    14.8    Severability .................................................... 19
    14.9    Headings ........................................................ 19
    14.10   GOVERNING LAW; JURISDICTION ..................................... 20

ANNEX A

    SUBSCRIPTION FORM........................................................ 22

ANNEX B

    ASSIGNMENT FORM ......................................................... 23

     NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE ACT, THE RULES AND REGULATIONS THEREUNDER AND THIS WARRANT.



                                                Warrant No. [___]

                                  SERIES 1-B
                                    WARRANT

              TO PURCHASE ____ SHARES OF NON-VOTING COMMON STOCK
                          (SUBJECT TO ADJUSTMENT) OF

                            RARE MEDIUM GROUP, INC.


          THIS IS TO CERTIFY THAT APOLLO INVESTMENT FUND IV, L.P., or its registered assigns, is entitled, at any time prior to the Expiration Date (such term, and certain other capitalized terms used herein being hereinafter defined), to purchase from RARE MEDIUM GROUP, INC., a Delaware corporation (the "Company"), thirteen and one-half (13.5) shares of the Non-Voting Common Stock
 -------
of the Company (subject to adjustment as provided herein), at a purchase price per share (the initial "Exercise Price", subject to adjustment as provided
                        --------------
herein) set forth in the table below (or, if the Fair Value falls between any of the prices in the left column, then the Exercise Price will be calculated by linear interpolation between the corresponding prices in the right column):

          FAIR VALUE OF ONE
          SHARE OF COMMON
          STOCK ON EXERCISE DATE         EXERCISE PRICE
          ----------------------         --------------
               $4.00 or less                  $4.20
               $5.00                          $3.59
               $6.00                          $1.61
               $7.00 or more                  $0.01

1.   DEFINITIONS
     -----------

          As used in this Warrant, the following terms have the respective meanings set forth below:

          "Affiliate" of any Person means any other Person (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with such Person. The term "control" (including the terms "controlled by" and "under common control with") as used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "After-Tax Basis" when referring to a payment that is required hereunder (the "target amount"), shall mean a total payment (the "total amount") that, after deduction of all federal, state and local taxes that are required to be paid by the recipient in respect of the receipt or accrual of such total amount, is equal to the target amount.

          "Agreed Rate" shall mean the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as Citibank, N.A.'s base rate.

          Apollo Stockholders" shall mean Apollo Investment Fund IV, L.P. or any of its Affiliates.

          "Appraised Value" per share of Common Stock as of a date specified herein shall mean the value of such a share as of such date as determined by an investment bank of nationally recognized standing selected by the Majority Warrant Holders and reasonably acceptable to the Company. If the investment bank selected by the Majority Warrant Holders is not reasonably acceptable to the Company, and the Company and the Majority Warrant Holders cannot agree on a mutually acceptable investment bank, then the Company and the Majority Warrant Holders shall each choose one such investment bank and the respective chosen firms shall jointly select a third investment bank, which shall make the determination. The Company shall pay the costs and fees of each such investment bank (including any such investment bank selected by the Majority Warrant Holders), and the decision of the investment bank making such determination of Appraised Value shall be final and binding on the Company and all affected holders of Warrants or Warrant Stock. Such Appraised Value shall be determined as a pro rata portion of the value of the Company taken as a whole, based on the higher of (A) the value derived from a hypothetical sale of the entire Company as a going concern by a willing seller to a willing buyer (neither acting under any compulsion) and
(B) the liquidation value of the entire Company. No discount shall be applied on account of (i) any Warrants or Warrant Stock representing a minority interest,
(ii) any lack of liquidity of the Common Stock or the Warrants, (iii) the fact that the Warrants or Warrant Stock may constitute "restricted securities" for securities law purposes, (iv) the existence of any call option or (v) any other grounds.

          "Book Value" per share of Common Stock as of a date specified herein shall mean the consolidated book value of the Company and its Subsidiaries as of such date divided by the number of shares of Common Stock Outstanding on such date. Such book value shall be determined in accordance with GAAP, except that there shall be no reduction in such book value by reason of any amount that may be required either as an offset to or reserve against retained earnings or as a deduction from book value as a result of the issuance, existence, anticipated exercise of, or anticipated cost to the Company of the repurchase of, any of the Warrants.

          "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

          "Common Stock" shall mean the Common Stock of the Company, par value $0.01 per share, as constituted on the Original Issue Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of any Common Stock upon any reclassification thereof which is also not preferred as to dividends or liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 5 hereof.

          "Company" means Rare Medium Group, Inc., a Delaware corporation, and any successor corporation.

          "Current Market Price" shall mean as of any specified date the average of the daily market price of one share of the Common Stock for the shorter of
(x) the twenty (20) consecutive Business Days immediately preceding such date or
(y) the period commencing on the Business Day next following the first public announcement by the Company of any event giving rise to an adjustment of the Exercise Price pursuant to Section 5 below and ending on such date. The "daily market price" of one share of Common Stock for each such Business Day shall be:
(i) if the Common Stock is then listed on a national securities exchange or is listed on NASDAQ and is designated as a National Market System security, the last sale price of one share of Common Stock, regular way, on such day on the principal stock exchange or market system on which such Common Stock is then listed or admitted to trading, or, if no such sale takes place on such day, the average of the closing bid and asked prices for one share of Common Stock on such day as reported on such stock exchange or market system or (ii) if the Common Stock is not then listed or admitted to trading on any national securities exchange or designated as a National Market System security on NASDAQ but is traded over-the-counter, the average of the closing bid and asked prices for one share of Common Stock as reported on NASDAQ or the Electronic Bulletin Board or in the National Daily Quotation Sheets, as applicable.

          "Designated Office" shall have the meaning set forth in Section 11 hereof.

          "Dilution Fee" shall have the meaning set forth in Section 13 hereof.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Exercise Date" shall have the meaning set forth in Section 2.1 hereof.

          "Exercise Notice" shall have the meaning set forth in Section 2.1 hereof.

          "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1 hereof.

          "Exercise Price" shall mean, in respect of a share of Non-Voting Common Stock at any date herein specified, the initial Exercise Price set forth in the preamble of this Warrant as adjusted from time to time pursuant to Sections 2.4 and 5 hereof.

          "Expiration Date" shall mean the tenth anniversary of the Original Issue Date.

          "Fair Value" per share of Common Stock as of any specified date shall mean (A) if the Common Stock is publicly traded on such date, the Current Market Price per share or (B) if the Common Stock is not publicly traded on such date,
(1) the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company and set forth in a written notice to each Holder or (2) if the Majority Warrant Holders object in writing to such price as determined by the Board of Directors within thirty (30) days after receiving notice of same, the Appraised Value per share as of such date.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

          "Holder" shall mean (a) with respect to this Warrant, the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose and (b) with respect to any other Warrant or shares of Warrant Stock, the Person in whose name such Warrant or Warrant Stock is registered on the books of the Company maintained for such purpose.

          "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

          "Majority Warrant Holders", with respect to a given determination, shall mean the Holders of Warrants representing more than fifty percent (50%) of all then outstanding Warrants.

          "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

          "NASDAQ" shall mean the NASDAQ quotation system, or any successor reporting system.

          "Non-Voting Common Stock" shall mean the non-voting common stock, par value $0.01 per share, of the Company.

          "Opinion of Counsel" means a written opinion of outside counsel experienced in Securities Act matters chosen by the Holder of this Warrant or Warrant Stock issued upon the exercise hereof and reasonably acceptable to the Company.

          "Original Issue Date" shall mean the date on which this Warrant was issued, as set forth on the cover page of this Warrant.

          "Original Warrants" shall mean the Warrants originally issued by the Company on June 4, 1999 to the Apollo Stockholders.

          "Outside Date" shall mean the date that is 120 days after the Original Issue Date.

          "Outstanding" shall mean, when used with reference to Common Stock or Non-Voting Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock or Non-Voting Common Stock, as the case may be, except shares then owned or held by or for the account of the Company or any Subsidiary, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock or Non-Voting Common Stock, as the case may be.

          "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

          "Restricted Common Stock" shall mean shares of Non-Voting Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 9.2(a) hereof.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Series A Preferred Stock" shall mean the Series A Convertible Preferred Stock of the Company.

          "Series B Preferred Stock" shall mean the Series B Preferred Stock of the Company.

          "Share Withholding Option" has the meaning set forth in Section 2.1 hereof.

          "Subsidiary" shall mean any corporation, association or other business entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled directly or indirectly by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such person.

          "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest therein, which would constitute a "sale" thereof or a transfer of a beneficial interest therein within the meaning of the Securities Act.

          "Warrant Price" shall mean an amount equal to (i) the number of shares of Non-Voting Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1 hereof, multiplied by (ii) the Exercise Price as of the date of such exercise.

          "Warrants" shall mean the Original Warrants and all warrants issued upon transfer, division or combination of, or in substitution for, such Original Warrants, and any additional Warrants issued together with shares of Series B Preferred Stock paid as dividends, or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions, except as to the number of shares of Non-Voting Common Stock for which they may be exercised and their date of issuance.

          "Warrant Stock" generally shall mean the shares of Non-Voting Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants.


2.   EXERCISE OF WARRANT
     -------------------

          2.1 Manner of Exercise.  (a)  From and after the Original Issue Date
              ------------------
and until 5:00 P.M., New York time, on the Expiration Date, the Holder of this Warrant may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Non-Voting Common Stock purchasable hereunder (as determined pursuant to Section 2.2 below); provided, however, if
                                                         --------  -------
after the Outside Date, any Holder of this Warrant elects to exercise such warrant for Non-Voting Common Stock pursuant to this Section 2 and it is determined that the Company cannot issue Non-Voting Common Stock, the Company shall use its reasonable efforts to deliver to such Holder securities, cash or other property to provide such Holder with the economic equivalent of an exercise of the Series 1-B Warrant for, and an immediate sale of, the Non-Voting Common Stock. In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at its Designated Office a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice"),
                                                              ---------------
which Exercise Notice shall be irrevocable and specify the number of shares of Non-Voting Common Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the "Exercise Date"). Such Exercise Notice shall be in the form of the subscription form appearing at the end of this Warrant as Annex A, duly executed
                                                          -------
by the Holder or its duly authorized agent or attorney.

          (b) Upon receipt by the Company of such Exercise Notice, Warrant and payment, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Non-Voting Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or, subject to Section 9 below, such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date.

          (c) Payment of the Warrant Price shall be made at the option of the Holder by one or more of the following methods: (i) by delivery of a certified or official bank check in the amount of such Warrant Price payable to the order of the Company, (ii) by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Value equal to such Warrant Price (the "Share Withholding Option"), or (iii) by surrendering to
                         ------------------------
the Company shares of Non-Voting Common Stock previously acquired by the Holder with an aggregate Fair Value equal to such Warrant Price. In the event of any withholding of Warrant Stock or surrender of Non-Voting Common Stock pursuant to clause (ii) or (iii) above where the number of shares whose Fair Value is equal to the Warrant Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount determined in accordance with Section 2.3 hereof. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares of Non-Voting Common Stock in the name of any Person who acquired this Warrant (or part hereof) or any shares of Warrant Stock otherwise than in accordance with this Warrant.

          (d) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Non-Voting Common Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Non-Voting Common Stock called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant.

          (e) All Warrants delivered for exercise shall be canceled by the Company.

          2.2 Payment of Taxes.  All shares of Non-Voting Common Stock issuable
              ----------------
upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of all Liens (other than any created by actions of the Holder). The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder and the Company shall reimburse the Holder therefor on an After-Tax Basis. The Company shall not, however, be required to pay any tax or governmental charge which may be payable in respect of any Transfer involved in the issue and delivery of shares of Non-Voting Common Stock issuable upon exercise of this Warrant in a name other than that of the holder of the Warrants to be exercised, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

          2.3 Fractional Shares.  The Company shall not be required to issue a
              -----------------
fractional share of Non-Voting Common Stock upon exercise of any Warrant. As to any fraction of a share that the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash equal to such fraction multiplied by (i) the Current Market Price of one share of Non-Voting Common Stock on the Exercise Date, if the Non-Voting Common Stock is then publicly traded, or (ii) the Book Value per share of Non-Voting Common Stock based on the most recent available consolidated balance sheet of the Company, if the Non-Voting Common Stock is not then publicly traded.

          2.4 Reduced Exercise Price.  In the event that the Company shall not
              ----------------------
have obtained the approval of its stockholders of the conversion of the Series 1-B Warrants into Series 1-A Warrants (the "Series 1-B-to-1-A Conversion") on or
                                            ----------------------------
prior to the Outside Date, the Exercise Price herein shall be reduced to $0.01.


3.   TRANSFER, DIVISION AND COMBINATION
     ----------------------------------

          3.1 Transfer.  Subject to compliance with Section 9 hereof, each
              --------
transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form of Annex B hereto duly executed by the
                                          -------
Holder or its agent or attorney and funds sufficient to pay any transfer taxes described in Section 2.2 in connection with the making of such transfer. Upon such surrender and delivery and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 9, may be exercised by the new Holder for the purchase of shares of Non-Voting Common Stock without having a new Warrant issued.

          3.2 Division and Combination.  Subject to compliance with the
              ------------------------
applicable provisions of this Warrant including, without limitation, Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          3.3 Expenses.  The Company shall prepare, issue and deliver at its own
              --------
expense any new Warrant or Warrants required to be issued under this Section 3 (other than pursuant to Section 2.2 hereof).

          3.4 Maintenance of Books.  The Company agrees to maintain, at the
              --------------------
Designated Office, books for the registration and transfer of the Warrants.

4.   CONVERSION TO SERIES 1-A WARRANTS
     ---------------------------------

          4.1 Conversion.  The Company will, as soon as practicable, duly call,
              ----------
give notice of, convene and hold a meeting of its stockholders for the purpose of approving, among other things, the Series 1-B-to-1-A Conversion and the creation of the Non-Voting Common Stock. The Company shall use its best efforts to secure such approval on or prior to the Outside Date. Upon stockholder approval of the Series 1-B-to-1-A Conversion, whenever obtained, this Warrant shall, without any action on the part of the Holder hereof or the Company, be automatically converted into one Series 1-A Warrant (a "Series 1-A Warrant") in
                                                        ------------------
the form attached as Annex 2-A to the Amended and Restated Securities Purchase Agreement dated as of June 4, 1999 among the Company, the Apollo Stockholders and certain other parties thereto, to purchase the same number of shares of Common Stock (subject to adjustment) as could be purchased upon the exercise of this Warrant immediately prior to such conversion.

          4.2 Promptly following any conversion of this Warrant into a Series 1-A Warrant pursuant to Section 4.1 above, the Holder of this Warrant shall (i) surrender this Warrant, at the office of the Company or of the transfer agent for this Warrant and (ii) state in writing the name or names in which the Series 1-A Warrant is to be registered. As soon as practical following receipt of the foregoing, the Company shall deliver to such former Holder of this Warrant one or more Series 1-A Warrants in denominations acceptable to such Holder. Such conversion shall be deemed to have been effected as of the close of business on the date on which the stockholders of the Company approve the Series 1-B-to-1-A Conversion.


5.   ANTIDILUTION PROVISIONS
     -----------------------

          5.1 General.  The number of shares of Non-Voting Common Stock for
              -------
which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time in the same manner as the number of shares of Common Stock issuable upon exercise of the Series 1-A Warrant and the "Exercise Price" as set forth in the Series 1-A Warrant are adjusted pursuant to Section 5 thereof.

          5.2 Notice of Adjustment of Exercise Price.  Whenever the Exercise
              --------------------------------------
Price is adjusted as herein provided:

               (i) the Company shall compute the adjusted Exercise Price in accordance with this Section 5 and shall prepare a certificate signed by the Treasurer or Chief Financial Officer of the Company setting forth the adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for such purpose or exercise of Warrants; and

               (ii) a notice stating that the Exercise Price has been adjusted and setting forth the adjusted Exercise Price shall forthwith be prepared by the Company, and as soon as practicable after it is prepared, such notice shall be mailed by the Company at its expense to all Holders at their last addresses as they shall appear in the stock register.


 6.  NO IMPAIRMENT; REGULATORY COMPLIANCE AND COOPERATION; NOTICE OF EXPIRATION
     --------------------------------------------------------------------------

          (a) The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all Liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          (b) The Company shall deliver to each Holder of Warrants on or before six months prior to the tenth anniversary of the Original Issue Date, but no earlier than nine months prior to the tenth anniversary of the Original Issue Date, advance notice of such tenth anniversary and of the anticipated Expiration Date. If the Company fails to fulfill in a timely manner the notice obligation set forth in the prior sentence, it shall provide such notice as soon as possible thereafter.


  7. RESERVATION AND AUTHORIZATION OF NON-VOTING COMMON STOCK;
     --------------------------------------------------------
     REGISTRATION WITH OR APPROVAL OF ANY
     -------------------------------------
     GOVERNMENTAL AUTHORITY
     ----------------------

          From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Non-Voting Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Non-Voting Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all Liens. Before taking any action that would result in an adjustment in the number of shares of Non-Voting Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction over such action. If any shares of Non-Voting Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law (other than under the Securities Act or any state securities law) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.


 8.  NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS
     -------------------------------------------------------------

          8.1  Notices of Corporate Actions.
               ----------------------------

                 In case:

                 (a) the Company shall take an action or an event shall occur, that would require an Exercise Price adjustment pursuant to Section 5; or

                 (b) the Company shall grant to the holders of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class; or

                 (c) of any reclassification of the Common Stock (other than a subdivision or combination of the outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                 (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                 (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor);

then the Company shall cause to be filed at each office or agency maintained for such purpose, and shall cause to be mailed to all holders at their last addresses as they shall appear in the stock register, at least 30 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of the amendment thereto). Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Exercise Price and the number and kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (e) of this Section 8.1.

          8.2  Taking of Record.  In the case of all dividends or other
               ----------------
distributions by the Company to the holders of its Common Stock with respect to which any provision of any Section hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

          8.3  Closing of Transfer Books.  The Company shall not at any time,
               -------------------------
except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.


 9.  TRANSFER RESTRICTIONS
     ---------------------

          The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

          9.1  Restrictions on Transfers.  Neither this Warrant nor any shares
               -------------------------
of Restricted Common Stock issued upon the exercise hereof shall be transferred, sold, assigned, exchanged, mortgaged, pledged, hypothecated, or otherwise disposed of or encumbered without compliance with the provisions of, and are otherwise restricted by the provisions of, the Securities Act, the rules and regulations thereunder and this Warrant. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon any such Transfer, other than in a public offering pursuant to an effective registration statement, shall bear the restrictive legend set forth in Section 9.2(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.2(b), unless the Holder delivers to the Company an Opinion of Counsel to the effect that such legend is not required for the purposes of compliance with the Securities Act. Holders of the Warrants or the Restricted Common Stock, as the case may be, shall not be entitled to Transfer such Warrants or such Restricted Common Stock except in accordance with this Section 9.1.

          9.2  Restrictive Legends.  (a)  Except as otherwise provided in this
               -------------------
Section 9, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with two legends in substantially the following forms:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGE, MORTGAGE, PLEDGED, HYPOTHECATED OF OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE ACT AND THE RULES AND REGULATIONS THEREUNDER."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFIT OF AND ARE SUBJECT TO CERTAIN OBLIGATIONS SET FORTH IN A CERTAIN SERIES 1-B WARRANT DATED JUNE 4, 1999, ORIGINALLY ISSUED BY RARE MEDIUM GROUP, INC. (THE "WARRANT") PURSUANT TO THE EXERCISE OF WHICH SUCH SHARES WERE ISSUED. A COPY OF THE WARRANT IS AVAILABLE AT THE EXECUTIVE OFFICES OF RARE MEDIUM GROUP, INC."

          (b) Except as otherwise provided in this Section 9, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "NEITHER THIS SERIES 1-B WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SERIES 1-B WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE STOCK ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OF OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE ACT, THE RULES AND REGULATIONS THEREUNDER AND THIS WARRANT."

          9.3  Termination of Securities Law Restrictions.  Notwithstanding the
               ------------------------------------------
foregoing provisions of this Section 9, the restrictions imposed by Section 9.1(b) upon the transferability of the Warrants and the Restricted Common Stock and the legend requirements of Section 9.2 shall terminate as to any particular Warrant or shares of Restricted Common Stock when the Company shall have received from the Holder thereof an Opinion of Counsel to the effect that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by Sections 9.1(b) and 9.2 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

          "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN SERIES 1-B WARRANT CONTAINED IN SECTIONS 9.1(b) AND 9.2 HEREOF TERMINATED ON ______________, 20__, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the Holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Common Stock not bearing the restrictive legend set forth in Section 9.2(a).

10.  LOSS OR MUTILATION
     ------------------

          Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it (it being understood that the written indemnification agreement of or affidavit of loss of the Apollo Stockholders, shall be a sufficient indemnity) and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided,
                                                                       --------
however, that, in the case of mutilation, no indemnity shall be required if this
-------
Warrant in identifiable form is surrendered to the Company for cancellation.


11.  OFFICE OF THE COMPANY
     ---------------------

          As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Designated Office"), where the Warrants may be presented for
                  -----------------
exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 44 West 18th Street, 6th Floor, New York, New York 10011. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered Holders at least ten (10) Business Days prior to the effective date of such change.

12.  FINANCIAL AND BUSINESS INFORMATION
     ----------------------------------

          (a)  Financial Reports.
               -----------------

          Until (i) the Company shall no longer be required to deliver financial reports in connection with the Series A Preferred Stock, or (ii) the Expiration Date, whichever first occurs, the Company shall furnish to Apollo Investment Fund IV, L.P. the following:

               (i)    Monthly Reports. As soon as available, but not later than
                      ---------------
     30 days after the end of each fiscal month, a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income of the Company for such period and for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan and an analysis of the variances from the budget or plan, all prepared in accordance with generally accepted accounting principals consistently applied (except for the absence of footnotes and year-end adjustments).

               (ii)   Quarterly Reports. As soon as available, but not later
                      -----------------
     than 45 days after the end of each quarterly accounting period, (A) a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income, cash flows and changes in shareholders' equity for such quarterly accounting period and for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan and an analysis of the variances from the budget or plan, all prepared in accordance with generally accepted accounting principals consistently applied, subject to normal year-end adjustments and the absence of footnote disclosure, and (B) a report by management of the Company of the operating and financial highlights of the Company and its Subsidiaries for such period, which shall include (x) a comparison between operating and financial results and budget and (y) an analysis of the operations of the Company and its Subsidiaries for such period.

               (iii)  Annual Audit.  As soon as available, but not later than 90
                      ------------
     days after the end of each fiscal year of the Company, audited consolidated financial statements of the Company, which shall include statements of income, cash flows and changes in shareholders' equity for such fiscal year and a balance sheet as of the last day thereof, each prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the report of a "Big 5" firm of independent certified public accountants selected by the Company's Board of Directors (the "Accountants"). The Company and its Subsidiaries shall maintain a system
      -----------
     of accounting sufficient to enable its Accountants to render the report referred to in this Section 12(a)(iii).

               (iv) Miscellaneous.  Promptly upon becoming available, each of
                    -------------
     the following:

               (A) copies of all financial statements, reports, press releases, notices, proxy statements and other documents sent by the Company or its Subsidiaries to its shareholders generally or released to the public and copies of all regular and periodic reports, if any, filed by the Company or its Subsidiaries with the SEC, any securities exchange or the NASD;

               (B) notification in writing of the existence of any default under any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of their assets are bound;

               (C) upon request, copies of all reports prepared for or delivered to the management of the Company or its Subsidiaries by its accountants; and

               (D) upon request, any other routinely collected financial or other information available to management of the Company or its Subsidiaries (including, without limitation, routinely collected statistical data).

          (b)  Other Holders. Without duplication of any document or information
               -------------
provided pursuant to this Section 12, the Company shall provide to each Holder of Warrants or Warrant Stock the following:

               (i) as soon as available, but not later than 45 days after the end of each quarterly accounting period, a Form 10-Q or, if the Company does not then file quarterly reports with the SEC, the documents referred to in Section 12(a)(ii).

               (ii) as soon as available, but not later than 90 days after the end of each fiscal year, a Form 10-K or, if the Company does not then file annual reports with the SEC, the audited consolidated financial statements referred to in Section 12(a)(iii).

               (iii) simultaneously with any distribution of any document to the stockholders of the Company generally, any such document so distributed.


13.  DILUTION FEE
     ------------

          In the event any dividends are declared with respect to the Common Stock, the holder of this Warrant as of the record date established by the Board of Directors for such dividend shall be entitled to receive as a dilution fee (the "Dilution Fee") an amount (whether in the form of cash, securities or other
      ------------
property) equal to the amount (and in the form) of the dividends that such holder would have received had this Warrant been exercised for purchase of

Non-Voting Common Stock (on the basis of one share of Common Stock for each share of Non-Voting Common Stock for which this Warrant is then exercisable) as of the record date of such dividend, such Dilution Fee to be payable on the payment date of the dividend established by the Board of Directors (the "Dilution Fee Payment Date"). The record date for any such Dilution Fee shall be
 -------------------------
the record date for the applicable dividend, and any such Dilution Fee shall be payable to the persons in whose name this Warrant is registered at the close of business on the applicable record date.


14.  MISCELLANEOUS
     -------------

          14.1 Nonwaiver.  No course of dealing or any delay or failure to
               ---------
exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

          14.2 Notice Generally.  Any notice, demand, request, consent,
               ----------------
approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          (a) if to any Holder of this Warrant or of Warrant Stock issued upon the exercise hereof, at its last known address appearing on the books of the Company maintained for such purpose;

          (b)  if to the Company, at the Designated Office;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been sent by Federal Express or another recognized overnight courier service.

          14.3 Indemnification.  If the Company fails to make, when due, any
               ---------------
payments provided for in this Warrant, the Company shall pay to the Holder hereof (a) interest at the Agreed Rate on any amounts due and owing to such Holder and (b) such further amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees and expenses incurred by such Holder in collecting any amounts due hereunder. The Company shall indemnify, save and hold harmless the Holder hereof and the Holders of any Warrant Stock issued upon the exercise hereof from and against any and all liability, loss, cost, damage, reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses incurred in connection with or arising from any default hereunder by the Company. This indemnification provision shall be in addition to the rights of such Holder or Holders to bring an action against the Company for breach of contract based on such default hereunder.

          14.4 Limitation of Liability.  No provision hereof, in the absence of
               -----------------------
affirmative action by the Holder to purchase shares of Non-Voting Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          14.5 Remedies.  Each Holder of Warrants and/or Warrant Stock, in
               --------
addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

          14.6 Successors and Assigns.  Subject to the provisions of Sections
               ----------------------
3.1, 9.1 and 9.2, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and to the extent applicable, all Holders of shares of Warrant Stock issued upon the exercise hereof (including transferees), and shall be enforceable by any such Holder.

          14.7 Amendment.  This Warrant and all other Warrants may be modified
               ---------
or amended or the provisions hereof waived with the written consent of the Company and the Majority Warrant Holders, provided that no such Warrant may be
                                          --------
modified or amended to reduce the number of shares of Non-Voting Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the written consent of the Holder thereof.

          14.8 Severability.  Wherever possible, each provision of this Warrant
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

          14.9 Headings.  The headings used in this Warrant are for the
               --------
convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

          14.10  GOVERNING LAW; JURISDICTION.  IN ALL RESPECTS, INCLUDING ALL
                 ---------------------------
MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, EXCEPT WITH RESPECT TO THE VALIDITY OF THIS WARRANT, THE ISSUANCE OF WARRANT STOCK UPON EXERCISE HEREOF AND THE RIGHTS AND DUTIES OF THE COMPANY WITH RESPECT TO REGISTRATION OF TRANSFER, WHICH SHALL BE GOVERNED BY THE LAWS OF DELAWARE. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK, SHALL HAVE, EXCEPT AS SET FORTH BELOW, EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE HOLDER OF THIS WARRANT PERTAINING TO THIS WARRANT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED, THAT IT IS
                                                            --------
ACKNOWLEDGED THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


                                    RARE MEDIUM GROUP, INC.


                                    By:_________________________________
                                         Name:
                                         Title:


[SEAL]

Attest:


By:_____________________________
     Name:
     Title:

                                    ANNEX A
                                    -------

                               SUBSCRIPTION FORM
                               -----------------

                [To be executed only upon exercise of Warrant]



          The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares Non-Voting Common Stock of Rare Medium Group, Inc. and herewith makes payment therefor in __________, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Non-Voting Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is _______________________________ and, if such shares of Non-Voting Common Stock shall not include all of the shares of Non-Voting Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Non-Voting Common Stock issuable hereunder be delivered to the undersigned.

                               _______________________________
                               (Name of Registered Owner)

                               _______________________________
                               (Signature of Registered Owner)

                               _______________________________
                               (Street Address)

                               _______________________________
                               (City)    (State)    (Zip Code)



NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    ANNEX B
                                    -------

                                ASSIGNMENT FORM
                                ---------------



          FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the under signed under this Warrant, with respect to the number of shares of Non-Voting Common Stock set forth below:

                                          No. of Shares of
Name and Address of Assignee             ____ Non-Voting Common Stock
----------------------------



and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of Rare Medium Group, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:___________________     Print Name:___________________



                              Signature:____________________

                              Witness:______________________



NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                  Appendix F


============================================================================





                                  SERIES 2-B
                                    WARRANT
                    to Purchase Non-Voting Common Stock of

                            RARE MEDIUM GROUP, INC.






============================================================================



                                         Warrant No. [___]

                                         Original Issue
                                         Date: June 4, 1999

                               TABLE OF CONTENTS

1.  DEFINITIONS ..........................................................   1

2.  EXERCISE OF WARRANT ..................................................   6
    2.1      Manner of Exercise ..........................................   6
    2.2      Payment of Taxes ............................................   7
    2.3      Fractional Shares ...........................................   8
    2.4...................................................................   8

3.  TRANSFER, DIVISION AND COMBINATION ...................................   8
    3.1      Transfer ....................................................   8
    3.2      Division and Combination ....................................   8
    3.3      Expenses ....................................................   9
    3.4      Maintenance of Books ........................................   9

4.  CONVERSION TO SERIES 2-A WARRANTS ....................................   9

5.  ANTIDILUTION PROVISIONS ..............................................   9
    5.1      General .....................................................   9
    5.2      Notice of Adjustment of Exercise Price ......................   9

6.  NO IMPAIRMENT; REGULATORY COMPLIANCE AND COOPERATION;
    NOTICE OF EXPIRATION .................................................  10

7.  RESERVATION AND AUTHORIZATION OF NON-VOTING COMMON STOCK;
    REGISTRATION WITH OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY ..........  10

8.  NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD;
    TRANSFER BOOKS .......................................................  11
    8.1      Notices of Corporate Actions ................................  11
    8.2      Taking of Record ............................................  12
    8.3      Closing of Transfer Books ...................................  12

9.  TRANSFER RESTRICTIONS ................................................  12
    9.1      Restrictions on Transfers ...................................  12
    9.2      Restrictive Legends .........................................  13
    9.3      Termination of Securities Law Restrictions ..................  13

10. LOSS OR MUTILATION ...................................................  14

11. OFFICE OF THE COMPANY ................................................  14

12. FINANCIAL AND BUSINESS INFORMATION ...................................  15

13. DILUTION FEE .........................................................  16

14. MISCELLANEOUS ........................................................  17
    14.1   Nonwaiver .....................................................  17
    14.2   Notice Generally ..............................................  17
    14.3   Indemnification ...............................................  17
    14.4   Limitation of Liability .......................................  18
    14.5   Remedies ......................................................  18
    14.6   Successors and Assigns ........................................  18
    14.7   Amendment .....................................................  18
    14.8   Severability ..................................................  18
    14.9   Headings ......................................................  18
    14.10  GOVERNING LAW; JURISDICTION 18

ANNEX A

    SUBSCRIPTION FORM.....................................................  21

ANNEX B

    ASSIGNMENT FORM ......................................................  22

     NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE WARRANTS REPRESENTED BY THIS CERTIFI CATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE ACT, THE RULES AND REGULATIONS THEREUNDER AND THIS WARRANT.



                                                Warrant No. [___]

                                  SERIES 2-B
                                    WARRANT

              TO PURCHASE ____ SHARES OF NON-VOTING COMMON STOCK
                          (SUBJECT TO ADJUSTMENT) OF

                            RARE MEDIUM GROUP, INC.


          THIS IS TO CERTIFY THAT APOLLO INVESTMENT FUND IV, L.P., or its registered assigns, is entitled, at any time prior to the Expiration Date (such term, and certain other capitalized terms used herein being hereinafter defined), to purchase from RARE MEDIUM GROUP, INC., a Delaware corporation (the "Company"), one (1) share of the Non-Voting Common Stock of the Company (subject
 -------
to adjustment as provided herein), at a purchase price per share (the initial "Exercise Price", subject to adjustment as provided herein) equal to $7.00.
---------------

1.  DEFINITIONS
    -----------

          As used in this Warrant, the following terms have the respective meanings set forth below:

          "Affiliate" of any Person means any other Person (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with such Person. The term "control" (including the terms "controlled by" and "under common control with") as used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "After-Tax Basis" when referring to a payment that is required hereunder (the "target amount"), shall mean a total payment (the "total amount") that, after deduction of all federal, state and local taxes that are required to be paid by the recipient in respect of the receipt or accrual of such total amount, is equal to the target amount.

          "Agreed Rate" shall mean the rate of interest announced publicly by Citibank, N.A. in New York, New York, from time to time, as Citibank, N.A.'s base rate.

          "Apollo Stockholders" shall mean Apollo Investment Fund IV, L.P. or any of its Affiliates.

          "Appraised Value" per share of Common Stock as of a date specified herein shall mean the value of such a share as of such date as determined by an investment bank of nationally recognized standing selected by the Majority Warrant Holders and reasonably acceptable to the Company. If the investment bank selected by the Majority Warrant Holders is not reasonably acceptable to the Company, and the Company and the Majority Warrant Holders cannot agree on a mutually acceptable investment bank, then the Company and the Majority Warrant Holders shall each choose one such investment bank and the respective chosen firms shall jointly select a third investment bank, which shall make the determination. The Company shall pay the costs and fees of each such investment bank (including any such investment bank selected by the Majority Warrant Holders), and the decision of the investment bank making such determination of Appraised Value shall be final and binding on the Company and all affected holders of Warrants or Warrant Stock. Such Appraised Value shall be determined as a pro rata portion of the value of the Company taken as a whole, based on the higher of (A) the value derived from a hypothetical sale of the entire Company as a going concern by a willing seller to a willing buyer (neither acting under any compulsion) and (B) the liquidation value of the entire Company. No discount shall be applied on account of (i) any Warrants or Warrant Stock representing a minority interest, (ii) any lack of liquidity of the Common Stock or the Warrants, (iii) the fact that the Warrants or Warrant Stock may constitute "restricted securities" for securities law purposes, (iv) the existence of any call option or (v) any other grounds.

          "Book Value" per share of Common Stock as of a date specified herein shall mean the consolidated book value of the Company and its Subsidiaries as of such date divided by the number of shares of Common Stock Outstanding on such date. Such book value shall be determined in accordance with GAAP, except that there shall be no reduction in such book value by reason of any amount that may be required either as an offset to or reserve against retained earnings or as a deduction from book value as a result of the issuance, existence, anticipated exercise of, or anticipated cost to the Company of the repurchase of, any of the Warrants.

          "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of New York.

          "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

          "Common Stock" shall mean the Common Stock of the Company, par value $0.01 per share, as constituted on the Original Issue Date, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of any Common Stock upon any reclassification thereof which is also not preferred as to dividends or liquidation over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in the circumstances contemplated by Section 5 hereof.

          "Company" means Rare Medium Group, Inc., a Delaware corporation, and any successor corporation.

          "Current Market Price" shall mean as of any specified date the average of the daily market price of one share of the Common Stock for the shorter of
(x) the twenty (20) consecutive Business Days immediately preceding such date or
(y) the period commencing on the Business Day next following the first public announcement by the Company of any event giving rise to an adjustment of the Exercise Price pursuant to Section 5 below and ending on such date. The "daily market price" of one share of Common Stock for each such Business Day shall be:
(i) if the Common Stock is then listed on a national securities exchange or is listed on NASDAQ and is designated as a National Market System security, the last sale price of one share of Common Stock, regular way, on such day on the principal stock exchange or market system on which such Common Stock is then listed or admitted to trading, or, if no such sale takes place on such day, the average of the closing bid and asked prices for one share of Common Stock on such day as reported on such stock exchange or market system or (ii) if the Common Stock is not then listed or admitted to trading on any national securities exchange or designated as a National Market System security on NASDAQ but is traded over-the-counter, the average of the closing bid and asked prices for one share of Common Stock as reported on NASDAQ or the Electronic Bulletin Board or in the National Daily Quotation Sheets, as applicable.

          "Designated Office" shall have the meaning set forth in Section 11 hereof.

          "Dilution Fee" shall have the meaning set forth in Section 13 hereof.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          "Exercise Date" shall have the meaning set forth in Section 2.1 hereof.

          "Exercise Notice" shall have the meaning set forth in Section 2.1 hereof.

          "Exercise Period" shall mean the period during which this Warrant is exercisable pursuant to Section 2.1 hereof.

          "Exercise Price" shall mean, in respect of a share of Non-Voting Common Stock at any date herein specified, the initial Exercise Price set forth in the preamble of this Warrant as adjusted from time to time pursuant to Sections 2.4 and 5 hereof.

          "Expiration Date" shall mean the tenth anniversary of the Original Issue Date.

          "Fair Value" per share of Common Stock as of any specified date shall mean (A) if the Common Stock is publicly traded on such date, the Current Market Price per share or (B) if the Common Stock is not publicly traded on such date,
(1) the fair market value per share of Common Stock as determined in good faith by the Board of Directors of the Company and set forth in a written notice to each Holder or (2) if the Majority Warrant Holders object in writing to such price as determined by the Board of Directors within thirty (30) days after receiving notice of same, the Appraised Value per share as of such date.

          "GAAP" shall mean generally accepted accounting principles in the United States of America as from time to time in effect.

          "Holder" shall mean (a) with respect to this Warrant, the Person in whose name the Warrant set forth herein is registered on the books of the Company maintained for such purpose and (b) with respect to any other Warrant or shares of Warrant Stock, the Person in whose name such Warrant or Warrant Stock is registered on the books of the Company maintained for such purpose.

          "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

          "Majority Warrant Holders", with respect to a given determination, shall mean the Holders of Warrants representing more than fifty percent (50%) of all then outstanding Warrants.

          "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

          "NASDAQ" shall mean the NASDAQ quotation system, or any successor reporting system.

          "Non-Voting Common Stock" shall mean the non-voting common stock, par value $0.01 per share, as the Company.

          "Opinion of Counsel" means a written opinion of outside counsel experienced in Securities Act matters chosen by the Holder of this Warrant or Warrant Stock issued upon the exercise hereof and reasonably acceptable to the Company.

          "Original Issue Date" shall mean the date on which this Warrant was issued, as set forth on the cover page of this Warrant.

          "Original Warrants" shall mean the Warrants originally issued by the Company on June 4 1999 to the Apollo Stockholders.

          "Outside Date" shall mean the date which is 120 days after the Original Issue Date.

          "Outstanding" shall mean, when used with reference to Common Stock or Non-Voting Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock or Non-Voting Common Stock, as the case may be, except shares then owned or held by or for the account of the Company or any Subsidiary, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock or Non-Voting Common Stock, as the case may be.

          "Person" shall mean any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

          "Restricted Common Stock" shall mean shares of Non-Voting Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in
Section 9.2(a) hereof.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Series A Preferred Stock" shall mean the Series A Convertible Preferred Stock of the Company.

          "Series B Preferred Stock" shall mean the Series B Preferred Stock of the Company.

          "Share Withholding Option" has the meaning set forth in Section 2.1 hereof.

          "Subsidiary" shall mean any corporation, association or other business entity (i) at least 50% of the outstanding voting securities of which are at the time owned or controlled directly or indirectly by the Company; or (ii) with respect to which the Company possesses, directly or indirectly, the power to direct or cause the direction of the affairs or management of such person.

          "Transfer" shall mean any disposition of any Warrant or Warrant Stock or of any interest therein, which would constitute a "sale" thereof or a transfer of a beneficial interest therein within the meaning of the Securities Act.

          "Warrant Price" shall mean an amount equal to (i) the number of shares of Non-Voting Common Stock being purchased upon exercise of this Warrant pursuant to Section 2.1 hereof, multiplied by (ii) the Exercise Price as of the date of such exercise.

          "Warrants" shall mean the Original Warrants and all warrants issued upon transfer, division or combination of, or in substitution for, such Original Warrants, and any additional Warrants issued together with shares of Series A Preferred Stock paid as dividends, or any other such Warrant. All Warrants shall at all times be identical as to terms and conditions, except as to the number of shares of Non-Voting Common Stock for which they may be exercised and their date of issuance.

          "Warrant Stock" generally shall mean the shares of Non-Voting Common Stock issued, issuable or both (as the context may require) upon the exercise of Warrants.


 2.  EXERCISE OF WARRANT
     -------------------

          2.1  Manner of Exercise.  (a)  From and after the Original Issue Date
               ------------------
and until 5:00 P.M., New York time, on the Expiration Date, the Holder of this Warrant may from time to time exercise this Warrant, on any Business Day, for all or any part of the number of shares of Non-Voting Common Stock purchasable hereunder (as determined pursuant to Section 2.2 below); provided, however, if
                                                         --------  -------
after the Outside Date, any Holder of this Warrant elects to convert such warrant to Non-Voting Common Stock pursuant to this Section 2 and it is determined that the Company cannot issue Non-Voting Common Stock, the Company shall use its reasonable efforts to deliver to such Holder securities, cash or other property to provide such Holder with the economic equivalent of an exercise of the Series 2-B Warrant into, and an immediate sale of, the Non-Voting Common Stock. In order to exercise this Warrant, in whole or in part, the Holder shall (i) deliver to the Company at its Designated Office a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice"),
                                                              ---------------
which Exercise Notice shall be irrevocable and specify the number of shares of Non-Voting Common Stock to be purchased, together with this Warrant and (ii) pay to the Company the Warrant Price (the date on which both such delivery and payment shall have first taken place being hereinafter sometimes referred to as the "Exercise Date"). Such Exercise Notice shall be in the form of the subscription form appearing at the end of this Warrant as Annex A, duly executed
                                                          -------
by the Holder or its duly authorized agent or attorney.

          (b) Upon receipt by the Company of such Exercise Notice, Warrant and payment, the Company shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Non-Voting Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share, as hereafter provided. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the exercising Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or, subject to Section 9 below, such other name as shall be designated in the Exercise Notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the Exercise Date.

          (c) Payment of the Warrant Price shall be made at the option of the Holder by one or more of the following methods: (i) by delivery of a certified or official bank check in the amount of such Warrant Price payable to the order of the Company, (ii) by instructing the Company to withhold a number of shares of Warrant Stock then issuable upon exercise of this Warrant with an aggregate Fair Value equal to such Warrant Price (the "Share Withholding Option"), or
                                             ------------------------
(iii) by surrendering to the Company shares of Non-Voting Common Stock previously acquired by the Holder with an aggregate Fair Value equal to such Warrant Price. In the event of any withholding of Warrant Stock or surrender of Non-Voting Common Stock pursuant to clause (ii) or (iii) above where the number of shares whose Fair Value is equal to the Warrant Price is not a whole number, the number of shares withheld by or surrendered to the Company shall be rounded up to the nearest whole share and the Company shall make a cash payment to the Holder based on the incremental fraction of a share being so withheld by or surrendered to the Company in an amount determined in accordance with Section
2.3 hereof.

          (d) If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Non-Voting Common Stock being issued, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased shares of Non-Voting Common Stock called for by this Warrant. Such new Warrant shall in all other respects be identical to this Warrant. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares of Non-Voting Common Stock in the name of any Person who acquired this Warrant (or part hereof) or any shares of Warrant Stock otherwise than in accordance with this Warrant.

          (e) All Warrants delivered for exercise shall be canceled by the Company.

          2.2  Payment of Taxes.  All shares of Non-Voting Common Stock issuable
               ----------------
upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, issued without violation of any preemptive rights and free and clear of all Liens (other than any created by actions of the Holder). The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon the Holder, in which case such taxes or charges shall be paid by the Holder and the Company shall reimburse the Holder therefor on an After-Tax Basis. The Company shall not, however, be required to pay any tax or governmental charge which may be payable in respect of any Transfer involved in the issue and delivery of shares of Non-Voting Common Stock issuable upon exercise of this Warrant in a name other than that of the holder of the Warrants to be exercised, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

          2.3  Fractional Shares.  The Company shall not be required to issue a
               -----------------
fractional share of Non-Voting Common Stock upon exercise of any Warrant. As to any fraction of a share that the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash equal to such fraction multiplied by (i) the Current Market Price of one share of Non-Voting Common Stock on the Exercise Date, if the Non-Voting Common Stock is then publicly traded, or (ii) the Book Value per share of Non-Voting Common Stock based on the most recent available consolidated balance sheet of the Company, if the Non-Voting Common Stock is not then publicly traded.

          2.4  Reduced Exercise Price.  In the event that the Company shall not
               ----------------------
have obtained the approval of its stockholders of the conversion of the Series 2-B Warrants into Series 2-A Warrants (the "Series 2-B-to-2-A Conversion"), on
                                            ----------------------------
or prior to the Outside Date the Exercise Price herein shall be reduced to $0.01.


 3.  TRANSFER, DIVISION AND COMBINATION
     ----------------------------------

          3.1  Transfer.  Subject to compliance with Section 9 hereof, each
               --------
transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the Designated Office, together with a written assignment of this Warrant in the form of Annex B hereto duly executed by the
                                          -------
Holder or its agent or attorney and funds sufficient to pay any transfer taxes described in Section 2.2 in connection with the making of such transfer. Upon such surrender and delivery and, if required, such payment, the Company shall, subject to Section 9, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with
Section 9, may be exercised by the new Holder for the purchase of shares of Non-Voting Common Stock without having a new Warrant issued.

          3.2  Division and Combination.  Subject to compliance with the
               ------------------------
applicable provisions of this Warrant including, without limitation, Section 9, this Warrant may be divided or combined with other Warrants upon presentation hereof at the Designated Office, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with the applicable provisions of this Warrant as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

          3.3  Expenses.  The Company shall prepare, issue and deliver at its
               --------
own expense any new Warrant or Warrants required to be issued under this Section 3 (other than pursuant to Section 2.2 hereof).

          3.4  Maintenance of Books.  The Company agrees to maintain, at the
               --------------------
Designated Office, books for the registration and transfer of the Warrants.


 4.  CONVERSION TO SERIES 2-A WARRANTS
     ---------------------------------

          4.1  Conversion.  The Company will, as soon as practicable, duly call,
               ----------
give notice of, convene and hold a meeting of its stockholders for the purpose of approving, among other things, the Series 2-B-to-2-A Conversion. The Company shall use its best efforts to secure such approval on or prior to the Outside Date. Upon stockholder approval of the Series 2-B-to-2-A Conversion, whenever obtained, this Warrant shall, without any action on the part of the Holder hereof or the Company, be automatically converted into one Series 2-A Warrant (a "Series 2-A Warrant") in the form attached as Annex 2-C to the Amended and
 ------------------
Restated Securities Purchase Agreement dated as of June 4 1999 among the Company, the Apollo Stockholders and certain other parties thereto, to purchase the same number of shares of Common Stock (subject to adjustment) as could be purchased upon the exercise of this Warrant immediately prior to such conversion.

          4.2 Promptly following any conversion of this Warrant into a Series 2-A Warrant pursuant to Section 4.1 above, the Holder of this Warrant shall (i) surrender this Warrant, at the office of the Company or of the transfer agent for this Warrant and (ii) state in writing the name or names in which the Series 2-A Warrant is to be registered. As soon as practical following receipt of the foregoing, the Company shall deliver to such former Holder of this Warrant one or more Series 2-A Warrants in denominations acceptable to such Holder. Such conversion shall be deemed to have been effected as of the close of business on the date on which the stockholders of the Company approve the Series 2-B-to-2-A Conversion.


 5.  ANTIDILUTION PROVISIONS
     -----------------------

          5.1  General.  The number of shares of Non-Voting Common Stock
               -------
Common Stock for which this Warrant is exercisable and the Exercise Price shall be subject to adjustment from time to time in the same manner as the number of shares of Common Stock issuable upon exercise of the Series 1-A Warrant and the "Exercise Price" as set forth in the Series 1-A Warrant and adjusted pursuant to
Section 5 thereof.

           5.2 Notice of Adjustment of Exercise Price.  Whenever the Exercise
               --------------------------------------
Price is adjusted as herein provided:

               (i) the Company shall compute the adjusted Exercise Price in accordance with this Section 5 and shall prepare a certificate signed by the

     Treasurer or Chief Financial Officer of the Company setting forth the adjusted Exercise Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for such purpose or exercise of Warrants; and

               (ii) a notice stating that the Exercise Price has been adjusted and setting forth the adjusted Exercise Price shall forthwith be prepared by the Company, and as soon as practicable after it is prepared, such notice shall be mailed by the Company at its expense to all Holders at their last addresses as they shall appear in the stock register.


 6.  NO IMPAIRMENT; REGULATORY COMPLIANCE AND COOPERATION; NOTICE OF EXPIRATION
     --------------------------------------------------------------------------

          (a) The Company shall not by any action, including, without limitation, amending its charter documents or through any reorganization, reclassification, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, free and clear of all Liens, and shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

          (b) The Company shall deliver to each Holder of Warrants on or before six months prior to the tenth anniversary of the Original Issue Date, but no earlier than nine months prior to the tenth anniversary of the Original Issue Date, advance notice of such tenth anniversary and of the anticipated Expiration Date. If the Company fails to fulfill in a timely manner the notice obligation set forth in the prior sentence, it shall provide such notice as soon as possible thereafter.


  7. RESERVATION AND AUTHORIZATION OF NON-VOTING COMMON STOCK; REGISTRATION WITH
     ---------------------------------------------------------------------------
     OR APPROVAL OF ANY GOVERNMENTAL AUTHORITY
     -----------------------------------------

          From and after the Original Issue Date, the Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants such number of its authorized but unissued shares of Non-Voting Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. All shares of Non-Voting Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance the terms hereof, shall be duly and validly issued and fully paid and nonassessable, not subject to preemptive rights and shall be free and clear of all Liens. Before taking any action that would result in an adjustment in the number of shares of Non-Voting Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction over such action. If any shares of Non-Voting Common Stock required to be reserved for issuance upon exercise of Warrants require registration or qualification with any governmental authority under any federal or state law (other than under the Securities Act or any state securities law) before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered.


8.  NOTICE OF CORPORATE ACTIONS; TAKING OF RECORD; TRANSFER BOOKS
    -------------------------------------------------------------

          8.1  Notices of Corporate Actions.
               ----------------------------

               In case:

               (a) the Company shall take an action or an event shall occur, that would require an Exercise Price adjustment pursuant to Section 5; or

               (b) the Company shall grant to the holders of its Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class; or

               (c) of any reclassification of the Common Stock (other than a subdivision or combination of the outstanding shares of Common Stock), or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

               (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

               (e) the Company or any Subsidiary shall commence a tender offer for all or a portion of the outstanding shares of Common Stock (or shall amend any such tender offer to change the maximum number of shares being sought or the amount or type of consideration being offered therefor);

then the Company shall cause to be filed at each office or agency maintained for such purpose, and shall cause to be mailed to all holders at their last addresses as they shall appear in the stock register, at least 30 days prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record who will be entitled to such dividend, distribution, rights or warrants are to be determined, (y) the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, transfer, dissolution, liquidation or winding up, or (z) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of the amendment thereto). Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Exercise Price and the number and kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of the Warrants. Neither the failure to give any such notice nor any defect therein shall affect the legality or validity of any action described in clauses (a) through (e) of this Section 8.1.

          8.2  Taking of Record.  In the case of all dividends or other
               ----------------
distributions by the Company to the holders of its Common Stock with respect to which any provision of any Section hereof refers to the taking of a record of such holders, the Company will in each such case take such a record and will take such record as of the close of business on a Business Day.

          8.3  Closing of Transfer Books.  The Company shall not at any time,
               -------------------------
except upon dissolution, liquidation or winding up of the Company, close its stock transfer books or Warrant transfer books so as to result in preventing or delaying the exercise or transfer of any Warrant.


9.  TRANSFER RESTRICTIONS
    ---------------------

          The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 9.

          9.1  Restrictions on Transfers.  Neither this Warrant nor any shares
               -------------------------
of Restricted Common Stock issued upon the exercise hereof shall be transferred, sold, assigned, exchanged, mortgaged, pledged, hypothecated or otherwise disposed of or encumbered without compliance with the provisions of, and are otherwise restricted by the provisions of, the Securities Act, the rules and regulations thereunder and this Warrant. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon any such Transfer, other than in a public offering pursuant to an effective registration statement, shall bear the restrictive legend set forth in Section 9.2(a), and each Warrant issued upon such Transfer shall bear the restrictive legend set forth in Section 9.2(b), unless the Holder delivers to the Company an Opinion of Counsel to the effect that such legend is not required for the purposes of compliance with the Securities Act. Holders of the Warrants or the Restricted Common Stock, as the case may be, shall not be entitled to Transfer such Warrants or such Restricted Common Stock except in accordance with this Section 9.1.

          9.2  Restrictive Legends.  (a)  Except as otherwise provided in this
               -------------------
Section 9, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with two legends in substantially the following forms:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGE, MORTGAGE, PLEDGED, HYPOTHECATED OF OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE ACT AND THE RULES AND REGULATIONS THEREUNDER."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFIT OF AND ARE SUBJECT TO CERTAIN OBLIGATIONS SET FORTH IN A CERTAIN SERIES 2-B WARRANT DATED JUNE 4, 1999, ORIGINALLY ISSUED BY RARE MEDIUM GROUP, INC. (THE "WARRANT") PURSUANT TO THE EXERCISE OF WHICH SUCH SHARES WERE ISSUED. A COPY OF THE WARRANT IS AVAILABLE AT THE EXECUTIVE OFFICES OF RARE MEDIUM GROUP, INC."

          (b) Except as otherwise provided in this Section 9, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "NEITHER THIS SERIES 2-B WARRANT NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. THE SERIES 2-B WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE STOCK ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OF OTHERWISE DISPOSED OF OR ENCUMBERED WITHOUT COMPLIANCE WITH THE PROVISIONS OF, AND ARE OTHERWISE RESTRICTED BY THE PROVISIONS OF, THE ACT, THE RULES AND REGULATIONS THEREUNDER AND THIS WARRANT."

          9.3  Termination of Securities Law Restrictions.  Notwithstanding the
               ------------------------------------------
foregoing provisions of this Section 9, the restrictions imposed by Section 9.1(b) upon the transferability of the Warrants and the Restricted Common Stock and the legend requirements of Section 9.2 shall terminate as to any particular Warrant or shares of Restricted Common Stock when the Company shall have received from the Holder thereof an Opinion of Counsel to the effect that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by Sections 9.1(b) and 9.2 shall terminate as to this Warrant, as hereinabove provided, the Holder hereof shall be entitled to receive from the Company, at the expense of the Company, a new Warrant bearing the following legend in place of the restrictive legend set forth hereon:

          "THE RESTRICTIONS ON TRANSFERABILITY OF THE WITHIN SERIES 2-B WARRANT CONTAINED IN SECTIONS 9.1(b) AND 9.2 HEREOF TERMINATED ON ______________, 20__, AND ARE OF NO FURTHER FORCE AND EFFECT."

All Warrants issued upon registration of transfer, division or combination of, or in substitution for, any Warrant or Warrants entitled to bear such legend shall have a similar legend endorsed thereon. Whenever the restrictions imposed by this Section shall terminate as to any share of Restricted Common Stock, as hereinabove provided, the Holder thereof shall be entitled to receive from the Company, at the Company's expense, a new certificate representing such Non-Voting Common Stock not bearing the restrictive legend set forth in Section 9.2(a).


10. LOSS OR MUTILATION
    ------------------

          Upon receipt by the Company from any Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it (it being understood that the written indemnification agreement of or affidavit of loss of the Apollo Stockholders, shall be a sufficient indemnity) and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to such Holder; provided,
                                                                       --------
however, that, in the case of mutilation, no indemnity shall be required if this
-------
Warrant in identifiable form is surrendered to the Company for cancellation.


11. OFFICE OF THE COMPANY
    ---------------------

          As long as any of the Warrants remain outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company (the "Designated Office"), where the Warrants may be presented for
                  ---------- ------
exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of the Company at 44 West 18th Street, 6th Floor, New York, New York 10011. The Company may from time to time change the Designated Office to another office of the Company or its agent within the United States by notice given to all registered Holders at least ten (10) Business Days prior to the effective date of such change.

12. FINANCIAL AND BUSINESS INFORMATION
    ----------------------------------

          (a)  Financial Reports.
               -----------------

          Until (i) the Company shall no longer be required to deliver financial reports in connection with the Series A Preferred Stock, or (ii) the Expiration Date, whichever first occurs, the Company shall furnish to Apollo Investment Fund IV, L.P. the following:

               (i)    Monthly Reports. As soon as available, but not later than
                      ---------------
      30 days after the end of each fiscal month, a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income of the Company for such period and for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan and an analysis of the variances from the budget or plan, all prepared in accordance with generally accepted accounting principals consistently applied (except for the absence of footnotes and year-end adjustments).

               (ii)   Quarterly Reports. As soon as available, but not later
                      -----------------
     than 45 days after the end of each quarterly accounting period, (A) a consolidated balance sheet of the Company as of the end of such period and consolidated statements of income, cash flows and changes in shareholders' equity for such quarterly accounting period and for the period commencing at the end of the previous fiscal year and ending with the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, and including comparisons to the budget or business plan and an analysis of the variances from the budget or plan, all prepared in accordance with generally accepted accounting principals consistently applied, subject to normal year-end adjustments and the absence of footnote disclosure, and (B) a report by management of the Company of the operating and financial highlights of the Company and its Subsidiaries for such period, which shall include (x) a comparison between operating and financial results and budget and (y) an analysis of the operations of the Company and its Subsidiaries for such period.

               (iii)  Annual Audit.  As soon as available, but not later than 90
                      ------------
     days after the end of each fiscal year of the Company, audited consolidated financial statements of the Company, which shall include statements of income, cash flows and changes in shareholders' equity for such fiscal year and a balance sheet as of the last day thereof, each prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the report of a "Big 5" firm of independent certified public accountants selected by the Company's Board of Directors (the "Accountants"). The Company and its Subsidiaries shall maintain a system
      -----------
     of accounting sufficient to enable its Accountants to render the report referred to in this Section 12(a)(iii).

               (iv) Miscellaneous.  Promptly upon becoming available, each of
                    -------------
     the following:

               (A) copies of all financial statements, reports, press releases, notices, proxy statements and other documents sent by the Company or its Subsidiaries to its shareholders generally or released to the public and copies of all regular and periodic reports, if any, filed by the Company or its Subsidiaries with the SEC, any securities exchange or the NASD;

               (B) notification in writing of the existence of any default under any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of their assets are bound;

               (C) upon request, copies of all reports prepared for or delivered to the management of the Company or its Subsidiaries by its accountants; and

               (D) upon request, any other routinely collected financial or other information available to management of the Company or its Subsidiaries (including, without limitation, routinely collected statistical data).

          (b)  Other Holders. Without duplication of any document or information
               -------------
provided pursuant to this Section 12, the Company shall provide to each Holder of Warrants or Warrant Stock the following:

               (i) as soon as available, but not later than 45 days after the end of each quarterly accounting period, a Form 10-Q or, if the Company does not then file quarterly reports with the SEC, the documents referred to in Section 12(a)(ii).

               (ii) as soon as available, but not later than 90 days after the end of each fiscal year, a Form 10-K or, if the Company does not then file annual reports with the SEC, the audited consolidated financial statements referred to in Section 12(a)(iii).

               (iii)simultaneously with any distribution of any document to the stockholders of the Company generally, any such document so distributed.


 13. DILUTION FEE
     ------------

          In the event any dividends are declared with respect to the Common Stock, the holder of this Warrant as of the record date established by the Board of Directors for such dividend shall be entitled to receive as a dilution fee (the "Dilution Fee") an amount (whether in the form of cash, securities or other
      ------------
property) equal to the amount (and in the form) of the dividends that such holder would have received had this Warrant been exercised for purchase of Non-Voting Common Stock (on the basis of one share of Common Stock for each share of Non-Voting Common Stock for which this Warrant is then exercisable) as of the record date of such dividend, such Dilution Fee to be payable on the payment date of the dividend established by the Board of Directors (the "Dilution Fee Payment Date"). The
                                            -------------------------
record date for any such Dilution Fee shall be the record date for the applicable dividend, and any such Dilution Fee shall be payable to the persons in whose name this Warrant is registered at the close of business on the applicable record date.


 14. MISCELLANEOUS
     -------------

          14.1 Nonwaiver.  No course of dealing or any delay or failure to
               ---------
exercise any right hereunder on the part of the Company or the Holder shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such Person.

          14.2 Notice Generally.  Any notice, demand, request, consent,
               ----------------
approval, declaration, delivery or communication hereunder to be made pursuant to the provisions of this Warrant shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          (a) if to any Holder of this Warrant or of Warrant Stock issued upon the exercise hereof, at its last known address appearing on the books of the Company maintained for such purpose;

          (b)  if to the Company, at the Designated Office;

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail, or one (1) Business Day after the same shall have been sent by Federal Express or another recognized overnight courier service.

          14.3 Indemnification.  If the Company fails to make, when due, any
               ---------------
payments provided for in this Warrant, the Company shall pay to the Holder hereof (a) interest at the Agreed Rate on any amounts due and owing to such Holder and (b) such further amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees and expenses incurred by such Holder in collecting any amounts due hereunder. The Company shall indemnify, save and hold harmless the Holder hereof and the Holders of any Warrant Stock issued upon the exercise hereof from and against any and all liability, loss, cost, damage, reasonable attorneys' and accountants' fees and expenses, court costs and all other out-of-pocket expenses incurred in connection with or arising from any default hereunder by the Company. This indemnification provision shall be in addition to the rights of such Holder or Holders to bring an action against the Company for breach of contract based on such default hereunder.

          14.4 Limitation of Liability.  No provision hereof, in the absence of
               -----------------------
affirmative action by the Holder to purchase shares of Non-Voting Common Stock, and no enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Warrant Stock other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          14.5 Remedies.  Each Holder of Warrants and/or Warrant Stock, in
               --------
addition to being entitled to exercise its rights granted by law, including recovery of damages, shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

          14.6 Successors and Assigns.  Subject to the provisions of Sections
               ----------------------
3.1, 9.1 and 8.2, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of the Holder hereof. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and to the extent applicable, all Holders of shares of Warrant Stock issued upon the exercise hereof (including transferees), and shall be enforceable by any such Holder.

          14.7 Amendment.  This Warrant and all other Warrants may be modified
               ---------
or amended or the provisions hereof waived with the written consent of the Company and the Majority Warrant Holders, provided that no such Warrant may be
                                          --------
modified or amended to reduce the number of shares of Non-Voting Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the written consent of the Holder thereof.

          14.8 Severability.  Wherever possible, each provision of this Warrant
               -----------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

          14.9 Headings.  The headings used in this Warrant are for the
               --------
convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

          14.10  GOVERNING LAW; JURISDICTION.  IN ALL RESPECTS, INCLUDING ALL
                 ---------------------------
MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS WARRANT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, EXCEPT WITH RESPECT TO THE VALIDITY OF THIS WARRANT, THE ISSUANCE OF WARRANT STOCK UPON EXERCISE HEREOF AND

THE RIGHTS AND DUTIES OF THE COMPANY WITH RESPECT TO REGISTRATION OF TRANSFER, WHICH SHALL BE GOVERNED BY THE LAWS OF DELAWARE. THE COMPANY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK, SHALL HAVE, EXCEPT AS SET FORTH BELOW, EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY AND THE HOLDER OF THIS WARRANT PERTAINING TO THIS WARRANT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT, PROVIDED,
                                                                       --------
THAT IT IS ACKNOWLEDGED THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.


                                    RARE MEDIUM GROUP, INC.


                                    By:_______________________
                                       Name:
                                       Title:


[SEAL]

Attest:


By:_____________________________
   Name:
   Title:

                                    ANNEX A
                                    -------

                               SUBSCRIPTION FORM
                               -----------------

                [To be executed only upon exercise of Warrant]



          The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of ______ shares Non-Voting Common Stock of Rare Medium Group, Inc. and herewith makes payment therefor in ______________, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the shares of Non-Voting Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to _________________ whose address is ___________________________________________________ and, if such shares of Non-
Voting Common Stock shall not include all of the shares of Non-Voting Common Stock issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the shares of Non-Voting Common Stock issuable hereunder be delivered to the undersigned.

                               _______________________________
                               (Name of Registered Owner)

                               _______________________________
                               (Signature of Registered Owner)

                               _______________________________
                               (Street Address)

                               _______________________________
                               (City)    (State)    (Zip Code)



NOTICE: The signature on this subscription must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    ANNEX B
                                    -------

                                ASSIGNMENT FORM
                                ---------------


          FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the under signed under this Warrant, with respect to the number of shares of Non-Voting Common Stock set forth below:

                                          No. of Shares of
Name and Address of Assignee              Non-Voting Common Stock
----------------------------              -----------------------



and does hereby irrevocably constitute and appoint ________ _____________ attorney-in-fact to register such transfer onto the books of Rare Medium Group, Inc. maintained for the purpose, with full power of substitution in the premises.

Dated:___________________     Print Name:___________________



                              Signature:____________________

                              Witness:______________________


NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                                                      Appendix G

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                             RARE MEDIUM GROUP, INC.


     RARE MEDIUM GROUP, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

     FIRST: The Board of Directors of this corporation duly adopted resolutions setting forth a proposed amendment to the corporation's Certificate of Incorporation, declaring said proposed amendment to be advisable, and directing that said proposed amendment be submitted for consideration at the corporation's 1999 Annual Meeting of Stockholders. The resolution setting forth the said proposed amendment is as follows:

          RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered FOURTH, so that, as amended said Article shall be and read as follows:

          "FOURTH: The aggregate number of shares which the corporation shall have the authority to issue shall be:

          Three Hundred Ten Million (310,000,000) shares, consisting of 200,000,000 shares of Common Stock with a par value of One Cent ($0.01) per share, 100,000,000 shares of Non-Voting Common Stock with a par value of One Cent ($0.01) per share, and 10,000,000 shares of Preferred Stock with a par value of One Cent ($0.01) per share. The Board of Directors, in its sole direction shall have full and complete authority, by resolutions, from time to time, to establish one or more series or classes and to issue shares of Preferred Stock, and to fix, determine and vary the voting rights, designations, preferences, restrictions, qualifications, privileges, limitations, options, conversion rights and other special rights of each series or class of Preferred Stock, including, but not limited to, dividend rates and manner of payment, preferential amounts payable upon voluntary or involuntary liquidation, voting rights, conversion rights, redemption prices, terms and conditions and sinking fund and stock purchase prices, terms and conditions."

     SECOND: That thereafter the corporation's 1999 Annual Meeting of Stockholders was duly called and held on ________, 1999, at which meeting the necessary number of Stockholders voted in favor of and approved the aforementioned amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of Delaware.

     IN WITNESS WHEREOF, said RARE MEDIUM GROUP, INC. has caused this Certificate to be signed by Glenn S. Meyers, its President and Chief Executive Officer, on this ___ day of ____________, 1999.


Attest:  ________________________________   By: ________________________________
         Robert Lewis, Esq., Secretary          Glenn S. Meyers
                                                President and Chief Executive
                                                Officer

--------------------------------------------------------------------------------

                            RARE MEDIUM GROUP, INC.
           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS ON AUGUST 19, 1999

     The undersigned hereby appoints Glenn S. Meyers, Chairman of the Board of Rare Medium Group, Inc. (the "Company"), and John S. Gross, Chief Financial Officer of the Company, or either of them individually and each of them with the full power of substitution, as attorney and proxy of the undersigned for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Stockholders of the Company to be held on the 19th day of August, 1999, at 9:30 a.m., local time, in the ballroom at the Masonic Hall, located at 71 West 23rd Street, New York, NY 10010, and at any postponement or adjournment thereof (the "meeting"), and to vote all of the shares of Common Stock, which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The Board of Directors recommends a vote for approval of each of the nominees for Director and for each of the proposals to be voted on at the meeting.

     The Board of Directors has fixed the close of business on July 9, 1999, as the record date for the determination of Stockholders entitled to vote at the meeting. Only Stockholders of record at the close of business on the record date will be entitled to notice of, and to vote at, the meeting or any postponement or adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR APPROVAL OF EACH OF THE NOMINEES FOR DIRECTOR AND FOR APPROVAL OF EACH OF THE PROPOSALS TO BE VOTED ON AT THE MEETING.

     THE SAID ATTORNEY AND PROXY PRESENT AT SAID MEETING MAY EXERCISE ALL THE POWERS HEREUNDER. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING PROXY STATEMENT.

              (Continued and to be dated and signed on other side)


                                             Please Detach and Mail in the Envelope Provided



------------------------------------------------------------------------------------------------------------------------------------


        Please mark your
A  /X/  votes as in this
        example


                        GRANT                   WITHHOLD
                 authority to vote for    authority to vote for   THE UNDERSIGNED HEREBY DIRECTS THAT THE PROXY BE VOTED AS FOLLOWS:
                   the five nominees        the five nominess
                       as a group               as a group

                                                                  Nominees:   Class 1:
1. To elect two          / /                      / /                         Jeffrey Killeen
   Class 1 directors,                                                         Marc J. Rowan
   one Class 2
   director, and two                                                          Class 2:
   Class 3 directors;                                                         Richard T. Liebhaber

FOR ALL NOMINEES EXCEPT AS NOTED BELOW.                                       Class 3:
                                                                              Glenn S. Meyers
                                                                              Steven Winograd
_______________________________________________________________


                                                                                      FOR    AGAINST    ABSTAIN
2. To approve the conversion of 744,000 shares
   of the Company's Series B Preferred Stock (plus                                   / /      / /        / /
   any additional shares of Series B Preferred Stock issued or issuable in connection with dividends paid or accrued on such Series B Preferred
   Stock), 744,000 Series 1-B Warrants (plus any additional Series 1-B Warrants issued or issuable in connection with dividends paid or accrued on the Series
   B Preferred Stock) and 10,345,548 Series 2-B Warrants, that have been issued to Apollo Investment Fund IV, L.P. and certain other parties
   (collectively, the "Preferred Stockholders"), into an equal number of shares or warrants, as the case may be, of the Company's Series A
   Convertible Preferred Stock, Series 1-A Warrants and Series 2-A Warrants
   (collectively, the "Series A Securities"), respectively, that, at issuance date, and assuming conversion (along with the Series A Securities previously issued to the Preferred Stockholders), represented approximately
   22.1% of the voting power of the Company's outstanding securities, after giving effect to such conversion, and were convertible into, or exercisable for, approximately 39.5% of the Company's outstanding common stock ("Common
   Stock"), computed on a fully diluted basis using the treasury stock method after giving effect to such conversion and the subsequent full conversion and exercise of all such Series A Securities into or for Common Stock;

3. To approve an amendment to the Company's
   Certificate of Incorporation to authorize for
   issuance a class of non-voting common stock                                       / /       / /        / /
   of the Company;

4. To ratify the appointment of KPMG LLP as
   the independent auditors of the Company for                                      / /        / /        / /
   the year ending December 31, 1999; and

5. To transact such other business as may come before the Annual Meeting or any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
USING THE ENCLOSED ENVELOPE.

Stockholder's Signature ____________________________________ Dated: ______, 1999
Signature __________________________________________________ Dated: ______, 1999

NOTE: It is necessary that you date this Proxy and sign your name (or names) exactly as it appears on the label indicating any official position or representative capacity.

                          Independent Auditors' Report



The Board of Directors and Stockholders
Rare Medium Group, Inc.:

         We have audited the accompanying consolidated balance sheet of Rare Medium Group, Inc. as of December 31, 1998 and the related consolidated statements of operations, changes in stockholders' equity (deficit) and cash flows for the year then ended. These consolidated financial statements are the responsibility of Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit. The consolidated financial statements of the Company as of December 31, 1997 and for each of the years in the two-year period ended December 31, 1997 were audited by other auditors whose report, dated March 20, 1998, on those statements included an explanatory paragraph that states that the Company has incurred losses accumulating to $54,184,410 through December 31, 1997, which raises substantial doubt of their ability to continue as a going concern.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Rare Medium Group, Inc. as of December 31, 1998 and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.

         The accompanying consolidated financial statements have been prepared assuming that Rare Medium Group, Inc. will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has suffered net losses and losses from continuing operations, has a working capital deficiency and has incurred accumulated losses through December 31, 1998. These factors, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                                                 KPMG LLP

New York, New York
March 29, 1999

                   REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors of
 Rare Medium Group, Inc.

We have audited the accompanying consolidated balance sheets of Rare Medium Group, Inc. (formerly ICC Technologies, Inc.) as of December 31, 1997 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for each of the two years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of Rare Medium Group's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Rare Medium Group as of December 31, 1997 and the consolidated results of its operations and its cash flows for each of the two years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that Rare Medium Group will continue as a going concern. As discussed in Note 1, Rare Medium Group incurred losses accumulating to a $54,184,410 through December 31, 1997. This factor among others, raises substantial doubt about Rare Medium Group's ability to continue as a going concern. Management's plans in regard to these matters are described in Note 1. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Coopers & Lybrand LLP
Philadelphia, Pennsylvania
March 20, 1998

                        REPORT OF INDEPENDENT ACCOUNTANTS

The Partners of Engelhard/ICC

We have audited the accompanying balance sheets of Engelhard/ICC (Partnership) as of December 31, 1997 and 1996, and the related statements of operations, changes in partners' capital and cash flows for the years ended December 31, 1997, 1996 and 1995. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Engelhard/ICC as of December 31, 1997 and 1996, the results of its operations and its cash flows for the years ended December 31, 1997, 1996 and 1995 in conformity with generally accepted accounting principles.

As more fully described in Notes 1 and 15, on February 27, 1998, the Partners terminated the Partnership and divided its net assets into two separate limited partnerships.



Coopers & Lybrand LLP
Philadelphia, Pennsylvania
March 20, 1998